Exhibit 99.5

                    |-------------------------------------------|
                    |                                           |
                    | PRO FORMA VALUATION UPDATE REPORT | | MUTUAL HOLDING COMPANY STOCK OFFERING |
                    |                                           |
                    |                                           |
                    |                                           |
                    |                                           |
                    |           WILLOW GROVE BANK               |
                    |        Maple Glen, Pennsylvania           |
                    |                                           |
                    |                                           |
                    |                                           |
                    |              Dated As Of:                 |
                    |            October 30, 1998               |
                    |                                           |
                    |-------------------------------------------|
















                                  Prepared By:

                                RP Financial, LC.
                             1700 North Moore Street
                                   Suite 2210
                            Arlington, Virginia 22209

RP Financial, LC
---------------------------------------------
Financial Services Industry Consultants


'                                                               October 30, 1998


Board of Directors
Willow Grove Bank
Welsh and Norristown Roads
Maple Glen, Pennsylvania  19002-8030

Members of the Board:

         We have completed and hereby provide an updated independent appraisal of the estimated pro forma market value of the Common Stock in connection with the mutual-to-stock conversion transaction described below.

         This Appraisal is furnished pursuant to the conversion regulations promulgated by the Office of Thrift Supervision ("OTS"). This Appraisal has been prepared in accordance with the written valuation guidelines promulgated by the OTS, most recently updated as of October 21, 1994. Specifically, this Appraisal has been prepared in accordance with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the OTS, as successor to the Federal Home Loan Bank Board ("FHLBB"), dated as of October 21, 1994; and applicable regulatory interpretations thereof.

         Our original appraisal report, dated September 4, 1998 (the "Original Appraisal"), is incorporated herein by reference. As in the preparation of our Original Appraisal, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

Description of Reorganization and Stock Issuance Plan

         We understand that the Board of Directors of Willow Grove Bank, Maple Glen, Pennsylvania ("Willow Grove" or the "Bank") has adopted a Plan of Conversion, incorporated herein by reference, in which the Bank will reorganize from the mutual form of organization to the mutual holding company form of organization. In the reorganization process, to become effective concurrent with the completion of the stock sale, Willow Grove will become a wholly-owned subsidiary of Willow Grove Bancorp, Inc. (the "Holding Company"), a Delaware Corporation, and Willow Grove Bancorp, Inc. will issue a majority of its common stock to Willow Grove, MHC (the "MHC"), and sell a minority of its common stock to the public. The above structure reflects what is called a "two-tier" mutual holding company structure. It is a two-tier structure because it will have two levels of holding companies: a "mid-tier" stock holding company and a "top-tier" mutual holding company. The number of shares of common stock sold to the public will approximate 56 percent of the shares issued in the offering, and the number of shares issued to the MHC will approximate 44 percent of the shares issued in the offering. In addition, the Holding Company intends to donate to a charitable foundation, immediately following the Conversion, authorized but unissued shares of the Holding Company stock equal to 4 percent of the number of shares sold in the offering.

--------------------------------------------------------------------------------
Washington Headquarters
Rosslyn Center
1700 North Moore Street, Suie 2210                     Telephone: (703) 528-1700
Arlington, VA 22209                                      Fax No.: (703) 528-1788

Board of Directors
Willow Grove Bank
October 30, 1998
Page 2

Limiting Factors and Considerations

         Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the Common Stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change time to time, no assurance can be given that persons who purchase shares of common stock in the Conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the estimated pro forma market value thereof.

         RP Financial's updated valuation was determined based on the financial condition and operations of the Bank as of September 30, 1998, the date of the most recent financial data included in the Holding Company's Prospectus.

         RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits RP Financial, its principals or employees from purchasing stock of its client financial institutions.

         This valuation will be updated as provided for in the conversion regulations and guidelines. These updates will consider, among other things, any developments or changes in the Bank's financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. These updates may also consider changes in other external factors which impact value including, but not limited to: various changes in the legislative and regulatory environment for financial institutions, the stock market and the market for thrift stocks, and interest rates. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments to the estimated pro forma market value will be made. The reasons for any such adjustments will be explained in the update at the date of the release of the update.


Discussion of Relevant Considerations


    1.   Financial Results

         Table 1 presents summary balance sheet and income statement details for the twelve months ended June 30, 1998 and updated unaudited financial information through September 30, 1998. The overall composition of Willow Grove's updated balance sheet was comparable to the June 30, 1998 data, with the Bank experiencing modest asset growth during the quarter. Updated reported earnings for the trailing twelve months ended June 30, 1998 also increased modestly on both a reported and core earnings basis.

         Growth Trends

         Willow Grove's total assets decreased by $6.7 million over the three months ended September 30, 1998, to equal $398.7 million. The recent shrinkage contrasts with long-term growth trends and is primarily the result the sale of loans classified as AFS; the proceeds from

Board of Directors
Willow Grove Bank
October 30, 1998
Page 3

                           Table 1
                      Willow Grove Bank
                    Recent Financial Data

                                                               June 30, 1998                          At September 30, 1998
                                                           -----------------------                    -----------------------
                                                                            (% of                                      (% of
                                                           Amount          Assets)                    Amount          Assets)
                                                           ------          -------                    ------          -------
                                                           ($000)            (%)                      ($000)            (%)
Balance Sheet Data
Total Assets                                              $405,373           100.00%                 $398,723           100.00%
Cash & Cash Equivalents                                     18,291             4.51%                   25,854             6.48%
Investment Securities - HTM                                      0             0.00%                        0             0.00%
Investment Securities - AFS                                 48,111            11.87%                   36,338             9.11%
Loans Available for Sale                                    12,152             3.00%                    5,661             1.42%
Loans Receivable (net)                                     315,705            77.88%                  320,529            80.39%
Goodwill                                                     2,360             0.58%                    2,258             0.57%
Real Estate Held for Investment                                  0             0.00%                        0             0.00%
Deposits                                                   340,793            84.07%                  342,955            86.01%
Borrowed Funds                                              21,000             5.18%                   14,000             3.51%
Total Equity                                                35,945             8.87%                   37,125             9.31%
Total Tangible Equity                                       33,584             8.28%                   34,868             8.74%

                                                                  12 Months Ended                         12 Months Ended
                                                                  June 30, 1998                          September 30, 1998
                                                           -----------------------------             -------------------------
                                                                             (% of Avg.                              (% of Avg.
                                                              Amount          Assets)                 Amount          Assets)
                                                              ------          -------                 ------          -------
                                                              ($000)            (%)                   ($000)            (%)
Summary Income Statement
Interest Income                                              $28,604             7.60%               $29,366             7.71%
Interest Expense                                             (15,097)           -4.01%               (15,385)           -4.04%
                                                             -------            -----                -------            -----
  Net Interest Income                                        $13,507             3.59%               $13,981             3.67%
Provision for Loan Losses                                       (993)           -0.26%                  (993)           -0.26%
                                                             -------            -----                -------            -----
  Net Interest Income After Provisions                       $12,514             3.33%               $12,988             3.41%

Other Operating Income                                           820             0.22%                   893             0.23%
Community Enrichment Program Expense                            (373)           -0.10%                  (381)           -0.10%
Operating Expense                                             (8,289)           -2.20%                (8,578)           -2.25%
                                                             -------            -----                -------            -----
  Net Operating Income                                       $ 4,672             1.24%               $ 4,922             1.29%

Net Gain (Loss) on Sale of Land                                  (24)           -0.01%                   (24)           -0.01%
Net Gain (Loss) on Sale of AFS Securities                       (105)           -0.03%                   (50)           -0.01%
Net Gain (Loss) on Sale of AFS Loans                              69             0.02%                    86             0.02%
Directors Retirement Program Expense                            (800)           -0.21%                  (827)           -0.22%
                                                             -------            -----                -------            -----
  Total Non-Operating Income/(Expense)                          (860)           -0.23%                  (815)           -0.21%

Net Income Before Tax                                          3,812             1.01%                 4,108             1.08%
Income Taxes                                                  (1,367)           -0.36%                (1,492)           -0.39%
                                                             -------            -----                -------            -----
  Net Income/(Loss)                                          $ 2,445             0.65%               $ 2,616             0.69%

Estimated Core Earnings
Net Income                                                   $ 2,445             0.65%               $ 2,616             0.69%
Addback (Deduct):  Non-Recurring (Inc)/Exp                       860             0.23%                   815             0.21%
Tax Effect (1)                                                  (308)           -0.08%                  (296)           -0.08%
                                                             -------            -----                -------             ----
  Estimated Core Net Income                                  $ 2,997             0.80%               $ 3,135             0.82%

Memo:
  Expense Coverage Ratio (2)                                                   155.93%                                 156.06%
  Efficiency Ratio (3)                                                          60.46%                                  60.23%
  Effective Tax Rate                                                            35.86%                                  36.32%

(1)  Reflects effective tax rate for each period.
(2) Net interest income divided by operating expenses plus community enrichment program expense.
(3) Operating expenses plus community enrichment program expense as a percent of the sum of net interest income and other operating income (excluding gains on sale).

Source:  Willow Grove's audited and unaudited financial statements.

Board of Directors
Willow Grove Bank
October 30, 1998
Page 4




the sale of loans were utilized to repay borrowed funds which declined by $7.0 million. Capital increased as a result of interim earnings while the capital ratio increased both as a result of retained earnings and due to the modest reduction of total assets.

             Loan Receivable

             The balance of loans receivable increased from $315.7 million as of June 30, 1998, to $320.5 million as of September 30, 1998. Growth is primarily the result of an increase in residential mortgage loans although the Bank will be seeking to emphasize commercial lending more heavily in the future. As discussed previously, the balance of residential mortgage loans classified as available for sale decreased by approximately $6.5 million due to sales.

             Investments and Mortgage-Backed Securities

             It is management's preference to deploy the majority of the Bank's assets into loans while maintaining cash and investments at moderate levels, primarily for liquidity purposes. Over the three months ended September 30, 1998, Willow Grove's cash balances increased to $25.9 million, equal to 6.48 percent of assets, while the balance of investment securities decreased modestly to equal $36.3 million, or 9.11 percent of assets. The composition of the investment portfolio remains substantially unchanged comprised of U.S. Agency securities (primarily callable securities), mortgage-backed securities including CMOs and equity securities (including a mutual fund investing in ARM mortgage loans).

             Funding Structure

             Retail deposits continue to meet the substantial portion of Willow Grove's funding needs, and the deposit balance increased by $2.2 million to equal $343.0 million, or 86.01 percent of total assets. As discussed in the Original Appraisal, Willow Grove's deposits have been increasing as the Bank has been seeking to fund loan growth. Deposit growth has been facilitated by favorable local economic conditions and Willow Grove's position as a locally-headquartered institution. The level of borrowed funds decreased as excess liquidity was applied to repay outstanding borrowings.

             Equity

             After-tax earnings of $1.0 million during the three months ended September 30, 1998, coupled with the impact of a small upward equity adjustment on the available for sale portfolio resulted in equity growth to $37.1 million. Tangible capital equaled $34.9 million, or 8.74 percent as of September 30, 1998. The Bank maintained capital surpluses relative to all of its regulatory capital requirements and was a "well capitalized" institution.

             Income and Expense Trends

             Table 1 also shows the Bank's historical income statements for twelve months ended June 30, 1998 and updated information as of September 30, 1998. Willow Grove's earnings increased modestly based on updated financial data, with earnings growth principally attributable to expansion of the net interest margin, and growth in the level of other non-interest operating income. Overall, net income increased from $2.4 million for the twelve months ended June 30,

Board of Directors
Willow Grove Bank
October 30, 1998
Page 5


1998 to $2.6 million for the twelve months ended September 30, 1998. The Bank's return on average assets ("ROA") increased slightly to 0.69 percent.

             Willow Grove's net interest income increased modestly for the most recent trailing 12 month period both in dollar terms and as a percent of average assets. Specifically, net interest income increased to $14.0 million while the net interest margin as a percent of assets increased from 359 basis points for the twelve months ended June 30, 1998, to 367 basis points for the twelve months ended September 30, 1998.

             Non-interest income increased modestly based on updated financial data through September 30, 1998. Specifically, non-interest income increased by approximately $73,000 to equal $893,000, primarily as a result of increased business volumes including loan originations.

             Willow Grove's operating expenses increased to $8.6 million, equal to 2.25 percent of average assets, versus $2.20 million for the twelve months ended June 30, 1998. The increase reflects in part, increased business volumes and the larger average size of the balance sheet for the twelve months ended September 30, 1998.

             Willow Grove continues to accrue for discretionary contributions to the Community Enrichment Program which equaled $381,000, or 0.10 percent of assets. In conjunction with the mutual holding company reorganization and minority stock offering, the Bank will be establishing the Willow Grove Foundation with Holding Company stock equal to 4 percent of the shares offered. While the Willow Grove Foundation will be committed to the same types of community projects and charities as the Community Enrichment Program, the Board believes it may likely to continue to fund the Community Enrichment Program, albeit at lower levels, in order to supplement the giving by the Foundation.

             Willow Grove's efficiency ratio (operating expenses as a percent of the sum of net interest income and other operating income) of approximately 60.2 percent for the most recent 12 months reflected a decrease from the 60.5 percent ratio reported for the twelve months ended June 30, 1998, with the increase largely reflecting growth in the net interest margin.

             Provisions for loan losses remained unchanged incorporating updated financial information and totaled $993,000, equal to 0.26 percent of average assets.

             Net non-operating expenses increased to equal $815,000 for the twelve months ended September 30, 1998, equal to 0.21 percent of assets, and primarily consisted of costs related to the establishment of the directors retirement program.


    2.   Peer Group Financial Comparisons

         Tables 2 and 3 present updated financial characteristics and operating results for Willow Grove, the Peer Group and all publicly-traded savings institutions. Willow Grove's ratios are based on financial data through June 30, 1998 while the Peer Group's ratios are based on financial data through September 30, 1998.

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                                     Table 2
                   Balance Sheet Composition and Growth Rates
                         Comparable Institution Analysis
                               As of June 30, 1998



                                                                Balance Sheet as a Percent of Assets
                                    ----------------------------------------------------------------------------------------
                                     Cash and                          Borrowed  Subd.    Net    Goodwill Tng Net    MEMO:
                                    Investments  Loans   MBS  Deposits   Funds   Debt    Worth   & Intang  Worth  Pref.Stock
                                    ----------- ------ ------ -------- -------- ------- -------- -------- ------- ----------

Willow Grove Bank
-----------------
  September 30, 1998                      11.1   81.8    4.5     86.0      3.5     0.0      9.3      0.6     8.7       0.0




SAIF-Insured Thrifts                      18.9   67.3   10.4     68.7     15.9     0.1     13.4      0.3    13.2       0.0
All Public Companies                      19.4   66.7   10.5     69.2     15.7     0.1     13.2      0.3    12.9       0.0
State of PA                               26.1   57.6   13.3     66.3     21.1     0.0      9.8      0.3     9.5       0.0
Comparable Group Average                  24.1   59.4   13.1     74.5      9.2     0.1     13.6      0.3    13.3       0.0
  Mid-Atlantic Companies                  25.6   55.1   14.1     75.3      9.4     0.0     11.7      0.3    11.4       0.0
  Mid-West Companies                      18.8   70.5    7.5     81.7      2.6     0.0     14.5      0.0    14.5       0.0
  New England Companies                   31.7   62.5    1.7     64.5     12.0     0.8     21.2      0.6    20.6       0.0
  Other Comparative Companies             15.3   65.4   16.3     69.0     15.1     0.0     13.2      0.1    13.1       0.0


Comparable Group
----------------

Florida Companies
-----------------
FFFL  Fidelity Bcsh MHC of FL (47.9)       7.1   62.2   27.0     69.0     21.2     0.0      6.2      0.2     6.0       0.0

Mid-Atlantic Companies
----------------------
ALLB  Alliance Bank MHC of PA (19.9)      37.7   54.5    4.7     77.0     11.9     0.0     10.7      0.0    10.7       0.0
BCSB  BCSB Bankcorp MHC of MD (38.6)(3)   33.7   53.6   10.9     69.5      0.0     0.0      8.0      0.0     8.0       0.0
SBFL  Fingr Lakes Fin.MHC OF NY(33.1      26.4   51.5   18.2     72.6     17.9     0.0      8.5      0.0     8.5       0.0
SKBO  First Carnegie MHC of PA (45.0)     14.5   47.0   35.3     52.6     28.2     0.0     16.8      0.0    16.8       0.0
HARS  Harris Fin. MHC of PA (24.9)        56.1   40.5    0.1     48.4     41.3     0.0      8.1      0.8     7.3       0.0
LFED  Leeds Fed Bksr MHC of MD (36.3      29.6   63.1    4.9     81.0      0.2     0.0     16.3      0.0    16.3       0.0
LIBB  Liberty Bancorp MHC of NJ (47)      12.9   65.2   20.5     81.8      0.0     0.0     13.1      0.0    13.1       0.0
NBCP  Niagara Bancorp of NY MHC(45.4      23.3   50.6   21.5     74.1      4.3     0.0     19.0      0.0    19.0       0.0
NWSB  Northwest Bcrp MHC of PA (30.8      21.5   74.4    1.3     78.9     11.3     0.0      8.5      0.9     7.6       0.0
PBHC  Pathfinder BC MHC of NY (45.2)      16.6   65.6   10.0     79.5      7.6     0.0     11.9      1.7    10.1       0.0
PHSB  Ppls Home SB, MHC of PA (45.0)      21.2   42.4   33.4     78.1      8.3     0.0     12.7      0.0    12.7       0.0
PLSK  Pulaski SB, MHC of NJ (47.0)        14.2   53.0   29.8     87.2      0.3     0.0     11.8      0.0    11.8       0.0

Mid-West Companies
------------------
JXSB  Jcksnville SB,MHC of IL (45.6)      14.2   74.4    7.1     87.2      0.1     0.0     10.5      0.0    10.5       0.0
WAYN  Wayne Svgs Bks MHC of OH (48.2      13.8   79.6    2.7     83.8      6.2     0.0      9.5      0.0     9.5       0.0
WCFB  Wbstr Cty FSB MHC of IA (45.6)      28.3   57.4   12.8     74.2      1.4     0.0     23.4      0.0    23.4       0.0

New England Companies
---------------------
BRKL  Brookline Bncp MHC of MA(47.0)      36.8   61.9    0.1     56.0      9.4     0.0     33.0      0.0    33.0       0.0
PBCT  Peoples Bank, MHC of CT (41.2)      26.6   63.2    3.2     73.0     14.6     1.6      9.4      1.3     8.1       0.0

South-East Companies
--------------------
GBNK  Gaston Fed Bncp MHC of NC(47.0      23.5   68.6    5.6     69.0      9.1     0.0     20.3      0.0    20.3       0.0


                                                 Balance Sheet Annual Growth Rates                          Regulatory Capital
                                         ------------------------------------------------------------    -------------------------
                                                 Cash and   Loans           Borrows.   Net    Tng Net
                                         Assets Investments & MBS  Deposits &Subdebt  Worth    Worth     Tangible   Core   Reg.Cap.
                                         ------ ----------- ------ -------- -------- -------- -------    -------- -------- --------

Willow Grove Bank
-----------------
  September 30, 1998                        9.74    69.83     5.31      8.44    79.63    9.49   11.64         0.00   0.00     0.00




SAIF-Insured Thrifts                       14.49    11.65    12.13      9.30    12.59    3.31    3.10        11.69  11.71    24.02


All Public Companies                       14.40    10.41    12.68      9.22    12.21    3.97    3.56        11.72  11.56    23.57
State of PA                                20.17    26.82    15.31      9.54    27.80    5.65    5.40         8.94   9.30    20.54
Comparable Group Average                   16.09    21.33    10.96      5.93    -5.24    8.43    5.30        11.68  12.01    23.70
  Mid-Atlantic Companies                   16.41     6.74    12.16      5.54    -5.60    7.56    4.91        10.97  10.64    22.59
  Mid-West Companies                        2.96    34.42    -1.74      2.28   -18.55    4.24    4.24        16.52  14.51    28.57
  New England Companies                    19.04    38.73    10.86      7.42     9.31   28.45   10.92         7.90  15.51    22.78
  Other Comparative Companies              31.12    78.53    23.55     12.04       NM    7.94    5.62        11.60  11.60    22.91


Comparable Group
----------------

Florida Companies
-----------------
FFFL  Fidelity Bcsh MHC of FL (47.9)       46.94    78.53    44.33     29.94       NM    7.94    5.62         7.60   7.60    15.20

Mid-Atlantic Companies
----------------------
ALLB  Alliance Bank MHC of PA (19.9)       13.55    27.57     7.33     13.64    21.53    4.84    4.84           NM  10.79    26.12
BCSB  BCSB Bankcorp MHC of MD (38.6)(3)    55.91       NM    11.59      0.48       NM    9.55      NM         7.71   7.71    16.58
SBFL  Fingr Lakes Fin.MHC OF NY(33.1       18.72     8.91    22.19      7.51       NM    5.22    5.22         8.41   8.41    19.12
SKBO  First Carnegie MHC of PA (45.0)      -1.04    -6.34    -0.36     -1.66    -3.17    1.08    1.08        16.80  16.80    52.20
HARS  Harris Fin. MHC of PA (24.9)         13.76    20.65     6.35     -3.13    38.65   15.31   19.13         7.10   7.10    12.99
LFED  Leeds Fed Bksr MHC of MD (36.3        5.48     2.70     5.34      5.45   -14.81    5.49    5.49        15.80  15.80    33.26
LIBB  Liberty Bancorp MHC of NJ (47)       18.08       NM     7.37      6.86  -100.00      NM      NM         9.47   9.47    23.98
NBCP  Niagara Bancorp of NY MHC(45.4       17.23    -2.11    24.94      0.11       NM      NM      NM        19.10  19.10    35.63
NWSB  Northwest Bcrp MHC of PA (30.8       22.53    26.66    21.28     23.26    29.65    9.77    4.76           NM   7.82    15.91
PBHC  Pathfinder BC MHC of NY (45.2)        3.77   -24.17    11.80     -0.77    76.33    5.18  -10.22         8.34   8.34    14.22
PHSB  Ppls Home SB, MHC of PA (45.0)        5.58    -9.41    10.44     -2.06       NM      NM      NM           NM     NM       NM
PLSK  Pulaski SB, MHC of NJ (47.0)          5.88     9.83     5.09      9.55   -90.51    5.15    5.15        11.83  11.83    28.08

Mid-West Companies
------------------
JXSB  Jcksnville SB,MHC of IL (45.6)        4.30    81.50    -2.85      3.79   -37.02    4.77    4.77           NM  10.49    15.70
WAYN  Wayne Svgs Bks MHC of OH (48.2        2.03    -4.37     2.17      2.16    -0.07    5.15    5.15         9.63   9.63    17.50
WCFB  Wbstr Cty FSB MHC of IA (45.6)        2.53    26.12    -4.55      0.89       NM    2.80    2.80        23.41  23.41    52.50

New England Companies
---------------------
BRKL  Brookline Bncp MHC of MA(47.0)       22.38    61.78     7.09     -4.06    20.06      NM      NM           NM  23.11    33.46
PBCT  Peoples Bank, MHC of CT (41.2)       15.70    15.68    14.63     18.91    -1.44   28.45   10.92         7.90   7.90    12.10

South-East Companies
--------------------
GBNK  Gaston Fed Bncp MHC of NC(47.0       15.29       NM     2.76     -5.86       NM      NM      NM        15.59  15.59    30.61




(3) Growth rates have been annualized from available financial information.


Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                                    Table 3
        Income as a Percent of Average Assets and Yields, Costs, Spreads
                        Comparable Institution Analysis
                   For the Twelve Months Ended June 30, 1998



                                                     Net Interest Income                      Other Income
                                                   -----------------------------           --------------------
                                                                          Loss     NII                            Total
                                             Net                         Provis.  After    Loan   R.E.   Other    Other
                                           Income  Income Expense   NII  on IEA   Provis.  Fees   Oper.  Income  Income
                                           ------  ------ ------- ------ ------- --------  ----  -----   ------  ------

Willow Grove Bank
-----------------
  September 30, 1998                         0.69    7.71    4.04   3.67   0.26    3.41    0.00   0.00    0.23     0.23


SAIF-Insured Thrifts                         0.91    7.37    4.13   3.25   0.12    3.11    0.10   0.01    0.32     0.42
All Public Companies                         0.94    7.38    4.07   3.31   0.12    3.15    0.10   0.00    0.33     0.43
State of PA                                  0.85    7.30    4.15   3.15   0.15    3.00    0.06   0.00    0.36     0.42
Comparable Group Average                     0.86    7.12    3.93   3.19   0.12    3.07    0.16   0.00    0.26     0.42
  Mid-Atlantic Companies                     0.74    7.08    3.98   3.10   0.10    3.00    0.06   0.00    0.22     0.28
  Mid-West Companies                         0.90    7.44    4.09   3.35   0.07    3.28    0.07   0.00    0.26     0.32
  New England Companies                      1.65    7.06    3.43   3.63   0.26    3.37    0.92   0.00    0.46     1.38
  Other Comparable Companies                 0.69    6.88    3.92   2.96   0.12    2.83    0.06   0.01    0.30     0.00


Comparable Group
----------------

Florida Companies
-----------------
FFFL  Fidelity Bcsh MHC of FL (47.9)         0.64    7.09    4.39   2.70   0.00    2.70    0.03   0.01    0.38     0.42

Mid-Atlantic Companies
----------------------
ALLB  Alliance Bank MHC of PA (19.9)         0.77    7.25    3.86   3.39   0.07    3.32    0.00   0.01    0.23     0.24
BCSB  BCSB Bankcorp MHC of MD (38.6)(3)      0.83    6.97    3.56   3.41   0.11    3.30    0.06   0.00    0.13     0.19
SBFL  Fingr Lakes Fin.MHC OF NY(33.1         0.41    7.20    4.26   2.94   0.06    2.88    0.03  -0.07    0.23     0.20
SKBO  First Carnegie MHC of PA (45.0)        0.56    6.84    4.19   2.66   0.03    2.63    0.00   0.00    0.05     0.05
HARS  Harris Fin. MHC of PA (24.9)           0.83    7.10    4.71   2.38   0.08    2.31    0.07   0.04    0.24     0.35
LFED  Leeds Fed Bksr MHC of MD (36.3         1.13    6.93    4.15   2.78   0.07    2.71    0.00   0.00    0.12     0.12
LIBB  Liberty Bancorp MHC of NJ (47)(3)      0.49    6.13    3.84   2.29   0.02    2.26    0.08   0.00    0.10     0.19
NBCP  Niagara Bancorp of NY MHC(45.4         0.64    7.00    3.76   3.24   0.14    3.10    0.16   0.00    0.40     0.56
NWSB  Northwest Bcrp MHC of PA (30.8         0.93    7.66    4.17   3.49   0.18    3.31    0.14  -0.01    0.17     0.31
PBHC  Pathfinder BC MHC of NY (45.2)         0.75    7.35    3.63   3.72   0.14    3.58    0.03   0.00    0.42     0.44
PHSB  Ppls Home SB, MHC of PA (45.0)         0.80    7.12    3.70   3.42   0.20    3.23    0.00   0.00    0.35     0.35
PLSK  Pulaski SB, MHC of NJ (47.0)           0.54    7.23    4.18   3.05   0.07    2.98    0.07   0.00    0.05     0.12

Mid-West Companies
------------------
JXSB  Jcksnville SB,MHC of IL (45.6)         0.60    7.68    4.33   3.34   0.17    3.17    0.20   0.00    0.29     0.49
WAYN  Wayne Svgs Bks MHC of OH (48.2         0.71    7.55    4.35   3.20   0.02    3.17    0.00   0.00    0.25     0.25
WCFB  Wbstr Cty FSB MHC of IA (45.6)         1.40    7.10    3.58   3.52   0.02    3.50    0.00  -0.01    0.24     0.23

New England Companies
---------------------
BRKL  Brookline Bncp MHC of MA(47.0)         2.09    7.62    3.50   4.12   0.01    4.10    0.01   0.01    0.15     0.17
PBCT  Peoples Bank, MHC of CT (41.2)         1.22    6.50    3.36   3.14   0.51    2.63    1.83  -0.02    0.78     2.58

South-East Companies
--------------------
GBNK  Gaston Fed Bncp MHC of NC(47.0         0.73    6.66    3.45   3.21   0.24    2.97    0.09   0.00    0.21     0.30


                                          G&A/Other Exp.    Non-Op. Items      Yields, Costs, and Spreads
                                         ----------------   --------------     --------------------------
                                                                                                             MEMO:     MEMO:
                                           G&A  Goodwill      Net  Extrao.        Yield    Cost  Yld-Cost  Assets/  Effective
                                         Expense  Amort.     Gains  Items      On Assets Of Funds Spread   FTE Emp.  Tax Rate
                                         ------- -------   ------- -------     --------- -------- ------ ---------- ---------

Willow Grove Bank
-----------------
  September 30, 1998                       2.25    0.11      -0.21   0.00        7.96      4.52     3.44     3,658      36.32




SAIF-Insured Thrifts                       2.18    0.03       0.06   0.00        7.50      4.74     2.75     4,252      36.89
All Public Companies                       2.21    0.03       0.06   0.00        7.45      4.64     2.81     4,225      37.11
State of PA                                2.16    0.03       0.05   0.00        7.34      4.60     2.74     4,746      35.86
Comparable Group Average                   2.25    0.03       0.11   0.00        7.00      4.36     2.64     4,207      35.15
  Mid-Atlantic Companies                   2.17    0.03       0.01   0.00        6.73      4.19     2.55     4,326      33.38
  Mid-West Companies                       2.30    0.00       0.15   0.00        7.68      4.85     2.84     3,079      37.58
  New England Companies                    2.64    0.03       0.53   0.00        7.38      4.26     3.12     5,587      36.35
  Other Comparable Companies               2.22    0.02       0.15   0.00        7.09      4.73     2.36     3,869      38.23


Comparable Group
----------------

Florida Companies
-----------------
FFFL  Fidelity Bcsh MHC of FL (47.9)       2.17    0.03       0.19   0.00        7.35      4.88     2.47     4,183      41.28

Mid-Atlantic Companies
----------------------
ALLB  Alliance Bank MHC of PA (19.9)       2.41    0.00       0.00   0.00        7.50      4.37     3.13     3,700      33.58
BCSB  BCSB Bankcorp MHC of MD (38.6)(3)    2.15    0.01       0.00   0.00        6.76      4.35     2.41     4,219         NM
SBFL  Fingr Lakes Fin.MHC OF NY(33.1       2.52    0.00       0.12   0.00        7.47      4.73     2.74     2,936      39.81
SKBO  First Carnegie MHC of PA (45.0)      1.88    0.00      -0.18   0.00        7.07      5.14     1.93     7,663      65.46
HARS  Harris Fin. MHC of PA (24.9)         1.76    0.11       0.22   0.00        7.36      5.21     2.15     4,168      36.07
LFED  Leeds Fed Bksr MHC of MD (36.3       1.06    0.00       0.00   0.00        7.08      5.09     1.98    10,439      36.42
LIBB  Liberty Bancorp MHC of NJ (47)(3)    1.69    0.00       0.00   0.00        0.00      0.00     0.00     5,804         NM
NBCP  Niagara Bancorp of NY MHC(45.4       2.22    0.00      -0.48   0.00        7.30      4.41     2.88     3,606      33.86
NWSB  Northwest Bcrp MHC of PA (30.8       2.09    0.08       0.05   0.00        7.89      4.65     3.24     2,980      37.87
PBHC  Pathfinder BC MHC of NY (45.2)       3.06    0.16       0.19   0.00        7.92      4.16     3.76     2,751      31.15
PHSB  Ppls Home SB, MHC of PA (45.0)       2.76    0.00       0.10   0.00        7.34      4.30     3.04     2,983      12.72
PLSK  Pulaski SB, MHC of NJ (47.0)         2.15    0.00      -0.07   0.00        7.45      4.77     2.68     3,995      38.97

Mid-West Companies
------------------
JXSB  Jcksnville SB,MHC of IL (45.6)       2.96    0.00       0.33   0.00        8.01      4.94     3.07     2,021      41.57
WAYN  Wayne Svgs Bks MHC of OH (48.2       2.45    0.00       0.11   0.00        7.83      4.84     2.99     2,594      33.99
WCFB  Wbstr Cty FSB MHC of IA (45.6)       1.50    0.00       0.00   0.00        7.21      4.76     2.45     4,624      37.20

New England Companies
---------------------
BRKL  Brookline Bncp MHC of MA(47.0)       1.17    0.00       0.17   0.00        7.72      4.77     2.95     8,524      36.16
PBCT  Peoples Bank, MHC of CT (41.2)       4.12    0.07       0.89   0.00        7.04      3.75     3.29     2,650      36.55

South-East Companies
--------------------
GBNK  Gaston Fed Bncp MHC of NC(47.0       2.26    0.00       0.12   0.00        6.82      4.57     2.25     3,555      35.18

(3) Income and expense information has been annualized from available financial information.


Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

Board of Directors
Willow Grove Bank
October 30, 1998
Page 8



             Financial Condition

             In general, the comparative balance sheet ratios for the Bank and the Peer Group did not vary significantly from the ratios examined in the earlier appraisal analyses. Relative to the Peer Group, the Bank's interest-earning asset composition continued to reflect a higher level of loans and a lower level of MBS and cash and investments.

             The Peer Group continues to maintain a higher ratio of capital relative to Willow Grove on a pre-conversion basis. Willow Grove's net worth base of 9.3 percent was below the Peer Group's average net worth ratio 13.6 percent; however, with the addition of stock proceeds, the Bank's pro forma capital position (consolidated with the holding company) is expected to increase to levels more closely approximating but still below the Peer Group average. As discussed in the Original Appraisal, the Bank's higher pro forma capital will provide greater leverage potential than the Peer Group, although in the intermediate term the higher capital will lead to a disadvantage in terms of return on equity ("ROE").

             Willow Grove's funding liabilities continue to reflect a strategy which is more dependent upon retail deposits as deposits equaled 86.0 percent versus 73.3 percent for the Peer Group on average while the Peer Group relied on a comparatively higher level of borrowed funds (3.5 percent for the Bank versus
10.2 percent of assets on average for the Peer Group).

             The Bank's interest-earning assets ("IEA") position (including cash and equivalents) has increased slightly to 97.4 percent, which continues to exceed the Peer Group average of 96.6 percent. The Bank also continues to maintain a higher ratio of interest-bearing liabilities ("IBL"), equal to 89.5 percent of assets as of September 30, 1998, relative to the Peer Group's ratio of 83.5 percent, reflecting the Bank's lower capitalization. The strengthened capital position from conversion, the potential withdrawal of deposits to purchase conversion stock and the reinvestment of proceeds should enhance Willow Grove's financial position and earnings power.

             Updated growth rates for the Bank and the Peer Group suggest little change relative to the trends noted in the Original Appraisal (the Bank's growth rates are annualized rates for the fifteen months ended September 30, 1998 while the Peer Group's growth rates are for the twelve months ended June 30, 1998. In this regard, growth of assets fell short of the Peer Group average, partially due to recent loan sales by Willow Grove. The Bank's asset growth was funded primarily with deposits as the high rate of borrowings growth has been realized from a modest beginning level.

             Capital growth rates posted by the Bank and the Peer Group equaled positive 9.94 percent and 7.91 percent, respectively, as the impact of stronger reported earnings of the peer Group were offset by the payment of dividends. Following the increase in capital realized from the stock offering proceeds, Willow Grove's rate of capital growth may be diminished modestly as the enhanced earnings levels are offset by the sharply increase equity in the ROE equation.

             Income and Expense Trends

             Willow Grove's profitability remained below the Peer Group average, equal to 0.69 percent of average assets for the twelve months ended September 30, 1998, while the Peer

Board of Directors
Willow Grove Bank
October 30, 1998
Page 9


Group's earnings equaled 0.85 percent of average assets. The relatively higher returns posted by the Peer Group continue to be primarily attributable to the Bank's lower level of non-interest income and higher loan loss provisions. Additionally, Willow Grove has incurred a higher level of non-operating expenses which also suppressed the Bank's earnings levels in comparison to the Peer Group.

             Neither Willow Grove nor the Peer Group's net interest margin changed significantly incorporating updated financial data (the net interest margin equaled 3.67 percent and 3.16 percent of assets for the Bank and Peer Group, respectively). Willow Grove's advantage is the result of higher asset yields as interest costs as a percent of average assets exceeded the Peer Group average.

             Loan loss provisions for Willow Grove remain in excess of the Peer Group average (0.26 percent for Willow Grove versus an average of 0.11 percent for the Peer Group). The Bank's higher provisions reflect the growth in high risk weight lending as well as expansion of the loan portfolio balance.

             Willow Grove continues to generate modestly lower levels of non-interest income relative to the Peer Group, equal to 0.23 percent and 0.40 percent of average assets, respectively. Willow Grove continued to maintain a comparable level of operating expenses (2.25 percent of assets for Willow Grove versus an average of 2.23 percent for the Peer Group). In the future, Willow Grove expects that operating costs may diminish as there were several unusual expenditures in trailing twelve month earnings which may not recur to the same extent in the future.

             Non-operating expenses for the Bank continue to well exceed the Peer Group average, totaling 0.21 percent, while the Peer Group reported non-operating income equal to 0.09 percent of average assets. Non-operating expenses for Willow Grove continued to primarily consist of the $827,000 expense related to the funding of the Directors Retirement Program.

             Willow Grove's effective tax rate of 36.32 percent continues to compare closely to the Peer Group's effective tax rate of 36.99 percent, reflecting the fully taxable status of both the Bank and the Peer Group.


    3.   Stock Market Conditions

         Since the date of the Original Appraisal, the performance of the overall stock market has been volatile although the broad market indices reflect an upward trend in recent weeks. Notable volatility was evident in the stock market in early-September, reflecting uncertainty about President Clinton's future and financial troubles abroad. The stock market recovered somewhat in mid-September, reflecting a rebound in financial markets around the world. Congressional testimony by the Federal Reserve Chairman sparked a 257 point increase in the DJIA on September 23, 1998, as he suggested that short-term interest rates could be cut soon. However, the rally was not sustained, as stocks declined the following day on news of Wall Street's bailout of a major hedge fund. The market continued to experience significant volatility in early October but rebounded substantially in mid-October following the Fed's decision to cut the discount rate and targeted federal funds rate by an additional 25 basis points. On October 30,

Board of Directors
Willow Grove Bank
October 30, 1998
Page 10


1998, the DJIA closed at 8592.1, an increase of 12.5 percent since the date of the Original Appraisal.

         Since the date of the Original Appraisal, the market for thrift issues has generally underperformed the overall stock market. Like the stock market in general, investor uncertainty provided for significant day-to-day fluctuations in thrift prices during early-September. Bargain hunting and speculation of an interest rate cut by the Federal Reserve provided for a modest rebound in thrift prices in mid-September. However, the upturn was not sustained into late-September, as the outlook for thrift stocks was dampened somewhat by expectations of less favorable earnings growth in the thrift sector due to spread compression resulting from the flat yield curve. Although thrift stocks benefited from the Fed's cut in interest rates in mid-October, thrift stocks as well as the stocks of MHC's did not recover to the same extent as the broader market. On October 30, 1998, the SNL Index for all publicly-traded thrifts closed at 676.3, an increase of 8.6 percent since the date of the Original Appraisal. Over the corresponding time frame, the SNL Index for publicly-traded MHCs has increased modestly by 5.3 percent. Importantly, since the MHC index is weighted by market capitalization, price appreciation in several of the largest companies (including Peoples Bank of CT) accounts for most of the appreciation of the MHC index.

         The average pricing measures for all publicly-traded SAIF-insured thrifts and the Peer Group have trailed the broad market indices reflecting that the rally has been concentrated more in the issues with the greatest market capitalization and market liquidity. Since the date of the Original Appraisal, the Peer Group's earnings based pricing measures have increased slightly (by 1.7 percent) while the pro forma fully converted P/B ratios have declined. The decline in the P/B measures partially reflects the incorporation of the ownership dilution attributable to waived dividends and mutual holding company assets into the pro forma P/B calculation by RP Financial. A comparative pricing analysis of all publicly-traded SAIF-insured thrifts, the Peer Group and recent conversions is shown in the table below, based on market prices as of September 4, 1998 and October 30, 1998.

Board of Directors
Willow Grove Bank
October 30, 1998
Page 11




                         Average Pricing Characteristics

                                                              At Sept. 4,            At Oct. 30,             %
                                                                 1998                   1998              Change
                                                                 ----                   ----              ------
Peer Group (Fully Converted Basis)
Price/Earnings (x)                                               18.71x                 19.02x              1.7%
Price/Core Earnings (x)                                          19.66                  19.97               1.6
Price/Book (%)                                                   87.35%                 83.66%             (4.2)
Price/Tangible Book (%)                                          88.69                  84.78              (4.4)
Price/Assets (%)                                                 18.94                  18.75              (1.0)

Publicly-Traded SAIF-Insured Thrifts
Price/Earnings (x)                                               17.48x                 17.45x             (0.2)%
Price/Core Earnings (x)                                          18.12                  17.93              (1.0)
Price/Book (%)                                                  126.92%                126.24%             (0.5)
Price/Tangible Book (%)                                         131.27                 131.58               0.2
Price/Assets (%)                                                 16.12                  16.02              (0.6)

Recent Conversions(1)
Price/Core Earnings (x)(2)                                       20.32x                 17.86x            (12.7)%
Price/Book (%)                                                   84.01%                 69.74             (17.0)

(1) Ratios based on conversions completed for prior three months.
(2) Companies with P/E multiples of greater than 30x have been excluded from the average.


             The "new issue" market is separate and distinct from the market for seasoned issues like the Peer Group companies. Accordingly, as discussed in the Original Appraisal, RP Financial has considered the pro forma pricing and trading level of recently converted companies in this updated appraisal. Since the date of the Original Appraisal, the market for new issues has weakened, notwithstanding the improvement in the broader market overall. The average pro forma price/tangible book of the recent conversions equaled 69.74 percent as of October 30, 1998, which reflects a 17.0 percent decline. The average pro forma price/core earnings multiple equaled 17.86 times which reflects a 12.7 percent reduction between the date of the Original Appraisal and October 30, 1998. The meaningfulness of this data is diminished somewhat by the fact that the current group of companies converted over the last three months has diminished to one. At the same time, there have been two recently completed stock offerings by mutual holding companies as noted below.

             Since the date of the Original Appraisal, two mutual holding company offerings have been completed involving companies which were subsequently publicly traded. The companies are Sound Bancorp and West Essex Bancorp which converted at a pro forma P/B ratio (fully converted basis) of 67.4 percent and 63.6 percent, respectively. Sound Bancorp sold to just above the minimum of its valuation range while West Essex Bancorp sold to between the minimum and midpoint, which is in contrast to the oversubscriptions prevailing earlier in the year. The aftermarket price performance of these two recent mutual holding company transactions also reflects the weakness in the new issue market as both companies traded down in

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                     Table 4
                           Market Pricing Comparatives
                          Prices As of October 30, 1998



                                            Market
                                        Capitalization   Per Share Data           Pricing Ratios(3)
                                        ---------------  --------------- --------------------------------------
                                                         Core   Book
                                        Price/   Market 12-Mth  Value/
                                       Share(1)  Value  EPS(2)  Share     P/E     P/B    P/A     P/TB  P/CORE
                                       -------   ----- ------- ------- ------- ------- ------- ------- --------
Financial Institution                    ($)   ($Mil)    ($)     ($)     (X)     (%)     (%)     (%)     (x)
---------------------
SAIF-Insured Thrifts                     15.93   145.23   0.91   13.27   17.45  126.24   16.02  131.58   17.93


All Public Companies                     16.18   165.64   0.95   13.19   17.02  128.28   15.99  133.37   17.68
Special Selection Grouping(8)            10.00    53.57   0.56   14.34    0.00   69.74   18.99   69.74   17.86
State of PA                              15.03   142.90   0.87   11.01   17.94  144.91   14.40  151.59   18.64


Comparable Group
----------------


Special Comparative Group(8)
----------------------------
CNYF  CNY Financial Corp of NY           10.00    53.57   0.56   14.34      NM   69.74   18.99   69.74   17.86


                                              Dividends(4)                Financial Characteristics(6)
                                        ----------------------- -------------------------------------------------------
                                                                                           Reported         Core
                                        Amount/         Payout   Total  Equity/  NPAs/ ---------------- ---------------
                                        Share    Yield Ratio(5) Assets  Assets  Assets    ROA     ROE     ROA     ROE
                                        ------- ------ ------- ------  ------- ------- ------- ------- ------- -------
Financial Institution                      ($)     (%)     (%)   ($Mil)     (%)    (%)     (%)     (%)     (%)     (%)
---------------------
SAIF-Insured Thrifts                       0.33   2.07   33.36   1,108   13.79    0.64    0.91    7.84    0.87    7.41


All Public Companies                       0.34   2.06   32.75   1,200   13.52    0.63    0.94    8.27    0.90    7.79
Special Selection Grouping(8)              0.00   0.00    0.00     282   27.23    1.28    0.47    1.74    1.06    3.91
State of PA                                0.30   1.87   27.96   1,317   10.81    0.70    0.85    9.31    0.86    9.15


Comparable Group
----------------


Special Comparative Group(8)
----------------------------
CNYF  CNY Financial Corp of NY             0.00   0.00    0.00     282   27.23    1.28    0.47    1.74    1.06    3.91


(1)  Average of High/Low or Bid/Ask price per share.

(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis. (3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.

(4)  Indicated twelve month dividend, based on last quarterly dividend declared.

(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.


(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.

(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.


(8)  Includes Converted Last 3 Mths (no MHC);


Source: Corporate reports, offering circulars, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

Board of Directors
Willow Grove Bank
October 30, 1998
Page 13


the aftermarket initially and remain at or below their IPO price currently. Key characteristics of these two offerings are set forth in the schedule below.

             In evaluating MHC offerings we considered recent fundamental characteristics such as market capitalization, market area and financial condition and recent operating results. In comparison, Willow Grove's market capitalization is expected to be comparable (fully converted basis), the market area served is relatively comparable, and the ROE is comparable to better.



                                                          At IPO(1)                                    Price
                                                ----------------------------            10/30/98       Change
Mutual Holding Company                          Price        P/B         P/E              Price       Since IPO
----------------------                          -----        ---         ---              -----       ---------
                                                 ($)         (%)         (x)

Sound Bancorp                                  $10.00       67.4%       12.8x            $10.00          0.0%
West Essex Bancorp                              10.00       63.6        23.8               9.75         (2.5)


(1)  Reflects fully-converted pricing ratios.



Summary of Adjustments
----------------------

         Based on the foregoing, we have changed one key valuation parameter since the First Update, as described more fully below.

                                                                  Previous               Current Change in
Key Valuation Parameters                                    Valuation Adjustment        Valuation Adjustment
------------------------                                    --------------------        --------------------
Financial Condition                                         Slight Downward             No Change
Profitability, Growth and Viability of Earnings             Slight Downward             No Change
Asset Growth                                                No Adjustment               No Change
Primary Market Area                                         Slight Upward               No Change
Dividends                                                   Slight Downward             No Change
Liquidity of the Shares                                     No Adjustment               No Change
Marketing of the Issue                                      Moderate Downward           Significant Downward
Management                                                  No Adjustment               No Change
Effect of Government Regul. & Reg. Reform                   No Adjustment               No Change


         There were no material changes in the updated financial conditions or earnings of the Bank and the Peer Group of public MHCs, and the differences between the Bank's and the Peer Group remained the same as discussed in the Original Appraisal. Thus, the valuation adjustments for financial condition and profitability, growth, and viability of earnings remain unchanged from those applied in the Original Appraisal. The factors concerning the valuation parameters of primary market area, dividends, liquidity of the shares, management and effect of government regulation and regulatory reform did not change since the Original Appraisal date. Accordingly, those parameters were not discussed further in this update.

Board of Directors
Willow Grove Bank
October 30, 1998
Page 14

         The general market for thrift stocks has been flat although the SNL Thrift Index has appreciated owing to a rally in the higher capitalization issues. We note that the average pricing ratios for all publicly-traded SAIF-insured institutions has diminished slightly. Additionally, the two publicly traded mutual holding companies which have recently issued stock (Sound Bancorp and West Essex Bancorp) traded down initially in the after-market. Accordingly, we believe the valuation adjustment for marketing of the issue should be changed from the moderate downward adjustment as set forth in the Original Appraisal to a significant downward adjustment.

         Overall, taking into account the foregoing factors, particularly the reduction in P/B ratios of the Peer Group as well as the performance of the two recent mutual holding company conversions, we believe that a reduction in the Bank's valuation ratios on a fully converted basis are appropriate.


Valuation Approaches

         In applying the accepted valuation methodology promulgated by the OTS, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing Willow Grove to-be-issued stock -- price/earnings ("P/E"), price/book ("P/B"), and price/assets ("P/A") approaches -- all performed on a pro forma basis including the effects of the conversion proceeds. In computing the pro forma impact of the conversion and the related pricing ratios, updated information consistent with the prospectus for the effective tax rate, offering expenses, reinvestment rate, stock benefit plans and the amount of stock contributed to the Foundation utilized in the Original Appraisal did not change in this update. The pro assumptions are summarized in Exhibits 2 and 3.

         Consistent with the Original Appraisal and First Update, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach. The updated appraisal also incorporates a technical analysis of recently completed stock conversions, including principally the P/B approach which (as discussed in the Original Appraisal) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

         Based on the foregoing, we have concluded that the pro forma market value range of Willow Grove's stock is subject to a decrease. Therefore, as of October 30, 1998, RP Financial concluded that the pro forma market value of Willow Grove's stock as a mutual holding company on a fully-converted basis, taking into account the dilutive impact of the 4 percent contribution to a charitable foundation subsequent to the completion of the offering, is equal to $41,080,000, which represents a 4.8 percent decrease from the midpoint valuation of $43,160,000 concluded in the Original Appraisal.

             1. P/B Approach. P/B ratios are a useful benchmark in the valuation of thrift stocks. Based on the midpoint value, Willow Grove's pro forma full conversion P/TB ratio was 59.55 percent (versus the 62.17 percent midpoint valuation in the Original Appraisal). Relative to the average P/TB ratio indicated for the Peer Group of 84.78 percent (fully converted basis), Willow Grove's updated valuation reflected a 26.7 percent discount relative to the Peer Group (versus

Board of Directors
Willow Grove Bank
October 30, 1998
Page 15


the 29.9 percent discount applied in the Original Appraisal). The lower discount is warranted by the change to RP Financial's data base which now explicitly incorporates the dilution attributable to the dividend waiver by the MHC's of the Peer Group. Importantly, the pro forma P/TB at the midpoint of 59.55 percent is discounted only modestly from the fully converted ratios of Sound Bancorp and West Essex Bancorp, which equaled 67.43 percent and 62.46 percent, respectively as of October 30, 1998.

             2. P/E Approach. In applying the P/E approach, RP Financial's valuation conclusions were based on the Bank's and the Peer Group's recurring or "core" earnings estimates, which eliminated the effects of one-time non-recurring items from the earnings of each. Willow Grove's core earnings for the twelve months ended September 30, 1998 equaled $3.135 million (see Table 1). Based on Willow Grove's core earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Bank's core P/E multiple at the $39.5 million midpoint value (full conversion) equaled 11.07 times (versus the 11.52 times midpoint valuation in the Original Appraisal). Comparatively, the Peer Group posted an average core P/E multiple of 19.97 times (fully converted basis), which indicated a discount of 42.3 percent in the Bank's core P/E multiple (versus a discount of 41.4 percent as indicated in the Original Appraisal). The implied conversion pricing ratios relative to the Peer Group's pricing ratios are indicated in Table 5, and the updated pro forma calculations are detailed in Exhibits 2 and 3.

             3. P/A Approach. P/A ratios are generally not as a reliable indicator of market value, as investors do not place significant weight on total assets as a determinant of market value. Investors typically place significantly greater weight on book value and earnings -- which have received greater weight in our valuation analysis. At the $39.5 million midpoint of the valuation range, Willow Grove exhibited a pro forma P/A ratio of 9.49 percent. In comparison to the Peer Group's average P/A ratio of 18.75 percent (fully converted basis), Willow Grove's P/A ratio indicated a discount of 49.4 percent (versus a discount of 48.4 percent at the fully-converted midpoint valuation in the Original Appraisal).


Summary

         Based on the foregoing, we have concluded that Willow Grove's estimated pro forma market value should be reduced from the level in the Original Appraisal. Accordingly, it is our opinion, as of October 30, 1998, the estimated aggregate pro forma market value of the offering shares in a full stock conversion, taking into account the dilutive impact of the 4 percent contribution to a charitable foundation subsequent to the completion of the offering, was $39,500,000 at the midpoint, equal to 3,950,000 shares offered at a per share value of $10.00. Pursuant to conversion guidelines, the 15 percent offering range indicates a minimum offering value of $33,575,000, and a maximum offering value of $45,425,000. Based on the $10.00 per share offering price determined by the Board, this valuation range equates to an offering of 3,357,500 shares at the minimum to 4,542,500 shares at the maximum. In the event that the appraised value is subject to an increase, up to 5,223,875 shares may be sold in the offering at an issue price of $10.00 per share, for an aggregate market value of $52,238,750, without a

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                                       Public Market Pricing
                                               Willow Grove Bank and the Comparables
                                                       As of October 30, 1998


                                             Market
                                         Capitalization   Per Share Data
                                        ----------------  --------------
                                                           Core    Book               Pricing Ratios(3)
                                         Price/  Market   12-Mth  Value/  --------------------------------------
                                        Share(1)  Value   EPS(2)  Share    P/E    P/B      P/A    P/TB    P/CORE
                                        -------- -------  ------  ------  -----  ------   -----  ------   ------
                                           ($)   ($Mil)     ($)    ($)     (X)    (%)      (%)     ($)      (X)

Willow Grove Bank
-----------------
   Superrange                            10.00    54.33    0.66   15.14   15.26   66.06   12.24   67.93   13.78
   Range Maximum                         10.00    47.24    0.73   16.16   13.74   61.87   10.79   63.76   12.37
   Range Midpoint                        10.00    41.08    0.81   17.34   12.34   57.67    9.49   59.55   11.07
   Range Minimum                         10.00    34.92    0.92   18.94   10.83   52.81    8.16   54.68    9.69


SAIF-Insured Thrifts(7)
-----------------------
   Average                               15.93   145.23    0.91   13.27   17.45  126.24   16.02  131.58   17.16
   Medians                                 ---      ---     ---     ---   16.67  114.33   14.91  115.21   17.62

All Non-MHC State of PA(7)
--------------------------
   Average                               16.19   172.49    1.01   12.01   16.00  140.21   13.38  146.29   17.16
   Medians                                 ---      ---     ---     ---   15.68  119.47   12.23  134.74   16.52

Publicly-Traded MHC Institutions,
  Full Coversion Basis
---------------------------------
   Average                               13.66   220.94    0.70   16.14   19.02   83.66   18.75   84.78   19.97
   Medians                                 ---      ---     ---     ---   18.81   84.31   17.42   83.92   19.47


Publicly-Traded MHC Institutions,
  Full Coversion Basis
---------------------------------

ALLB  Alliance Bank MHC of PA (19.9)     12.75    43.75    0.88   18.08   14.49   70.52   14.11   70.52   14.49
BCSB  BCSB Bankcorp MHC of MD (38.6)     10.06    61.79    0.52   12.62   19.35   79.71   20.15   79.71   19.35
BRKL  Brookline Bncp MHC of MA(47.0)     13.00   379.26    0.69   15.42   18.31   84.31   37.56   84.31   18.84
FFFL  Fidelity Bcsh MHC of FL (47.9)     23.56   171.73    1.21   23.69   16.59   99.45   11.08  100.99   19.47
SBFL  Fingr Lakes Fin.MHC OF NY(33.1     10.00    35.93    0.40   11.91   21.74   83.96   12.86   83.96   25.00
GBNK  Gaston Fed Bncp MHC of NC(47.0     13.13    59.27    0.48   15.16   25.75   86.61   25.77   86.61   27.35
HARS  Harris Fin. MHC of PA (24.9)       15.56   600.85    0.71   15.38   19.45  101.17   22.01  104.43   21.92
JXSB  Jcksnville SB,MHC of IL (45.6)     14.25    28.14    0.55   16.39   19.52   86.94   15.28   86.94   25.91
LFED  Leeds Fed Bksr MHC of MD (36.3     14.25    79.40    0.85   16.98   16.76   83.92   22.81   83.92   16.76
LIBB  Liberty Bancorp MHC of NJ (47)      9.63    37.57    0.45   12.98   21.40   74.19   13.79   74.19   21.40
NBCP  Niagara Bancorp of NY MHC(45.4     11.00   327.89    0.56   13.78   26.19   79.83   21.86   79.83   19.64
NWSB  Northwest Bcrp MHC of PA (30.8     11.88   574.56    0.66   12.03   17.73   98.75   19.63  102.68   18.00
PBHC  Pathfinder BC MHC of NY (45.2)     11.63    32.33    0.62   14.05   16.86   82.78   15.14   90.79   18.76
PBCT  Peoples Bank, MHC of CT (41.2)     25.56  1940.21    1.13   25.32   14.36  100.95   19.08  107.58   22.62
PHSB  Ppls Home SB, MHC of PA (45.0)     13.75    39.28    0.78   17.19   16.57   79.99   15.90   79.99   17.63
PLSK  Pulaski SB, MHC of NJ (47.0)       10.75    23.28    0.65   15.31   17.62   70.22   11.72   70.22   16.54
SKBOD Skibo Fin Corp MHC of PA(45.0)     12.00    28.36    0.60   16.19   22.64   74.12   17.79   74.12   20.00
SFFS  Sound Bancorp MHC of NY (44.1)     10.00    52.13    0.78   14.83   12.82   67.43   17.42   67.43   12.82
WAYN  Wayne Svgs Bks MHC of OH (48.2     18.25    46.32    0.90   18.06   18.81  101.05   16.51  101.05   20.28
WCFB  Wbstr Cty FSB MHC of IA (45.6)     16.00    36.75    0.83   18.06   19.28   88.59   31.73   88.59   19.28
WEBK  West Essex MHC of NJ (42.2)         9.75    41.02    0.42   15.16   23.21   62.46   11.49   62.46   23.21


                                              Dividends(4)                       Financial Characteristics(6)
                                        ------------------------   ------------------------------------------------------
                                                                                              Reported            Core
                                        Amount/          Payout     Total  Equity/   NPAs/   -----------     ------------
                                         Share   Yield  Ratio(5)   Assets  Assets   Assets   ROA     ROE     ROA      ROE
                                        -------  -----  --------   ------  ------   ------   ---     ---     ---      ---
                                          ($)     (%)     (%)      ($Mil)   (%)       (%)    (%)     (%)     (%)      (%)

Willow Grove Bank
-----------------
   Superrange                            0.00     0.00    0.00        444   18.53    0.39    0.80    4.33    0.89    4.79
   Range Maximum                         0.00     0.00    0.00        438   17.43    0.39    0.78    4.50    0.87    5.00
   Range Midpoint                        0.00     0.00    0.00        433   16.46    0.40    0.77    4.67    0.86    5.21
   Range Minimum                         0.00     0.00    0.00        428   15.46    0.40    0.75    4.87    0.84    5.45


SAIF-Insured Thrifts(7)
-----------------------
   Average                               0.33     2.07   33.36      1,108   13.79    0.64    0.91    7.84    0.87    7.41
   Medians                                ---      ---     ---        ---     ---     ---     ---     ---     ---     ---

All Non-MHC State of PA(7)
--------------------------
   Average                               0.33     2.02   33.06      1,479   10.30    0.65    0.88   10.15    0.89    9.97
   Medians                                ---      ---     ---        ---     ---     ---     ---     ---     ---     ---

Publicly-Traded MHC Institutions,
  Full Coversion Basis
---------------------------------
   Average                               0.32     2.07   34.44      1,128   22.50    0.57    1.05    4.76    1.01    4.50
   Medians                                ---      ---     ---        ---     ---     ---     ---     ---     ---     ---


Publicly-Traded MHC Institutions,
  Full Coversion Basis
---------------------------------

ALLB  Alliance Bank MHC of PA (19.9)     0.36     2.82   40.91        310   20.02    1.06    1.03    4.91    1.03    4.91
BCSB  BCSB Bankcorp MHC of MD (38.6)     0.00     0.00    0.00        307   25.28    0.34    1.04    4.12    1.04    4.12
BRKL  Brookline Bncp MHC of MA(47.0)     0.20     1.54   28.99      1,010   44.55    0.60    2.26    5.74    2.19    5.58
FFFL  Fidelity Bcsh MHC of FL (47.9)     1.00     4.24     NM       1,551   11.14    0.27    0.80    6.11    0.68    5.20
SBFL  Fingr Lakes Fin.MHC OF NY(33.1     0.24     2.40   60.00        279   15.32    0.32    0.63    3.90    0.55    3.39
GBNK  Gaston Fed Bncp MHC of NC(47.0     0.20     1.52   41.67        230   29.75    0.50    1.00    4.40    0.94    4.14
HARS  Harris Fin. MHC of PA (24.9)       0.22     1.41   30.99      2,730   21.75    0.66    1.19    5.30    1.06    4.71
JXSB  Jcksnville SB,MHC of IL (45.6)     0.30     2.11   54.55        184   17.57    0.68    0.79    4.51    0.60    3.40
LFED  Leeds Fed Bksr MHC of MD (36.3     0.56     3.93   65.88        348   27.19    0.83    1.40    5.06    1.40    5.06
LIBB  Liberty Bancorp MHC of NJ (47)     0.00     0.00    0.00        272   18.58    0.35    0.64    3.47    0.64    3.47
NBCP  Niagara Bancorp of NY MHC(45.4     0.12     1.09   21.43      1,500   27.38    0.29    0.90    4.05    1.20    5.41
NWSB  Northwest Bcrp MHC of PA (30.8     0.16     1.35   24.24      2,927   19.88    0.50    1.22    5.66    1.21    5.58
PBHC  Pathfinder BC MHC of NY (45.2)     0.20     1.72   32.26        214   18.28    1.30    0.91    4.97    0.82    4.46
PBCT  Peoples Bank, MHC of CT (41.2)     0.92     3.60     NM      10,169   18.90    0.59    1.43    7.43    0.91    4.71
PHSB  Ppls Home SB, MHC of PA (45.0)     0.28     2.04   35.90        247   19.87    0.21    1.00    5.08    0.94    4.78
PLSK  Pulaski SB, MHC of NJ (47.0)       0.30     2.79   46.15        199   16.69    0.63    0.68    4.05    0.72    4.31
SKBOD Skibo Fin Corp MHC of PA(45.0)     0.30     2.50   50.00        159   24.00    0.59    0.78    3.27    0.89    3.70
SFFS  Sound Bancorp MHC of NY (44.1)     0.00     0.00    0.00        299   25.84    0.52    1.36    5.26    1.36    5.26
WAYN  Wayne Svgs Bks MHC of OH (48.2     0.62     3.40   68.89        281   16.34    0.49    0.89    5.44    0.82    5.04
WCFB  Wbstr Cty FSB MHC of IA (45.6)     0.80     5.00     NM         116   35.81    0.07    1.68    4.64    1.68    4.64
WEBK  West Essex MHC of NJ (42.2)        0.00     0.00    0.00        357   18.40    1.10    0.50    2.69    0.50    2.69


(1) Current stock price of minority stock. Average of High/Low or Bid/Ask price per share.
(2) EPS (estimated core earnings) is based on reported trailing twelve month data, adjusted to omit non-operating gains and losses (including the SAIF assessment) on a tax effected basis. Public MHC data reflects additional earnings from reinvestment of proceeds of second step conversion.
(3) P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets;
    P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings. Ratios are pro forma assuming a second step conversion to full stock form.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings (earnings adjusted to reflect second step conversion).
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8) Figures estimated by RP Financial to reflect a second step conversion of the MHC to full stock form.

Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

Board of Directors
Willow Grove Bank
October 30, 1998
Page 17





resolicitation. The total shares issued and aggregate market value of the shares increases following the contribution of 4 percent of the shares to a charitable foundation, as follows:

                                            Total                  Aggregate
                                      Shares Issued(1)        Market Value(1)(2)
                                      ----------------        ------------------
             Minimum                     3,491,800               $34,918,000
             Midpoint                    4,108,000                41,080,000
             Maximum                     4,724,200                47,242,000
             Supermaximum                5,432,830                54,328,000

(3) Includes offering shares plus 4 percent shares contributed to a charitable foundation.

(4)  Based on a $10.00 per share price.


         The Board of Directors has established a public offering range such that the public ownership of the Holding Company will constitute a 44 percent ownership interest prior to the issuance of shares to the Foundation. Accordingly, the offering range to the public of the minority stock will range from $14,875,000 at the minimum, to $17,500,000 at the midpoint, $20,125,000 at the maximum and $23,143,750 at the supermaximum of the valuation range, all based on a $10.00 per share offering price. Based on the public offering range, and inclusive of the shares issued to the Foundation, the public ownership of the shares will represent 45.31 percent of the shares issued in the reorganization, with the MHC owning the majority of the shares. The pro forma valuation calculations relative to the Peer Group (fully converted basis) are shown in Table 5 and are detailed in Exhibit 2 and Exhibit 3; the pro forma valuation calculations relative to the Peer Group based on reported financials are shown in Table 6 and are detailed in Exhibits 4 and 5.


                                          Respectfully submitted,

                                          RP FINANCIAL, LC.

                                          /s/ Ronald S. Riggins
                                          ----------------------------
                                          Ronald S. Riggins
                                          President

                                          /s/ James P. Hennessey
                                          ----------------------------
                                          James P. Hennessey
                                          Senior Vice President

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                     Table 6
                              Public Market Pricing
                      Willow Grove Bank and the Comparables
                             As of October 30, 1998


                                            Market       Per Share Data
                                        Capitalization  ----------------           Pricing Ratios(3)
                                        --------------   Core    Book      -----------------------------------
                                        Price/   Market  12-Mth  Value/
                                       Share(1)   Value  EPS(2)  Share     P/E     P/B    P/A     P/TB  P/CORE
                                       --------  ------  ------  ------    ---     ---    ---     ----  ------
                                          ($)    ($Mil)    ($)    ($)      (X)     (%)    (%)      (%)   (X)
 Willow Grove Bank
 -----------------
 Superrange                              10.00    24.07   0.57   10.69   17.57  93.52    12.71  97.39    15.61
 Range Maximum                           10.00    20.93   0.64   11.72   15.57  85.32    11.12  89.03    13.80
 Range Midpoint                          10.00    18.20   0.73   12.90   13.77  77.50     9.72  81.03    12.18
 Range Minimum                           10.00    15.47   0.84   14.50   11.90  68.96     8.31  72.25    10.51


SAIF-Insured Thrifts                     15.93   145.23   0.91   13.27   17.45  126.24   16.02  131.58   17.93
All Public Companies                     16.18   165.64   0.95   13.19   17.02  128.28   15.99  133.37   17.68
Special Selection Grouping(8)            13.66    79.68   0.50    9.32   23.18  151.16   20.29  156.77   24.58
State of PA                              15.03   142.90   0.87   11.01   17.94  144.91   14.40  151.59   18.64


Comparable Group
----------------

Special Comparative Group(8)
----------------------------
ALLB  Alliance Bank MHC of PA (19.9)     12.75     8.29   0.61    9.05   20.90  140.88   15.04  140.88   20.90
BCSB  BCSB Bankcorp MHC of MD (38.6)     10.06    23.75   0.36    7.28   27.94  138.19   22.49  138.19   27.94
BRKL  Brookline Bncp MHC of MA(47.0)     13.00   177.78   0.51    9.47   24.53  137.28   45.28  137.28   25.49
CMSV  Commty. Svgs, MHC of FL (48.5)(7)  22.38    55.28   0.93   16.29   22.16  137.38   14.91  137.38   24.06
FFFL  Fidelity Bcsh MHC of FL (47.9)     23.56    76.81   0.92   13.28   20.49  177.41   10.91  182.64   25.61
SBFL  Fingr Lakes Fin.MHC OF NY(33.1     10.00    11.80   0.22    6.12      NM  163.40   13.82  163.40      NM
FFSX  First FSB MHC Sxld of IA(46.3)(7)  20.00    26.26   1.17   14.77   16.67  135.41   10.32  168.07   17.09
GBNK  Gaston Fed Bncp MHC of NC(47.0     13.13    27.74   0.30    9.14      NM  143.65   29.14  143.65      NM
HARS  Harris Fin. MHC of PA (24.9)       15.56   131.36   0.44    5.56   28.81  279.86   22.74  309.96      NM
JXSB  Jcksnville SB,MHC of IL (45.6)     14.25    12.38   0.33    9.38   27.40  151.92   16.02  151.92      NM
LFED  Leeds Fed Bksr MHC of MD (36.3     14.25    26.83   0.64    9.49   22.27  150.16   24.46  150.16   22.27
LIBB  Liberty Bancorp MHC of NJ (47)      9.63    17.66   0.32    8.59      NM  112.11   14.71  112.11      NM
NBCP  Niagara Bancorp of NY MHC(45.4     11.00   148.52   0.40    8.60      NM  127.91   24.33  127.91   27.50
NWSB  Northwest Bcrp MHC of PA (30.8     11.88   171.52   0.44    4.65   26.40  255.48   21.73  284.21   27.00
PBHC  Pathfinder BC MHC of NY (45.2)     11.63    14.87   0.45    8.61   21.94  135.08   16.06  158.23   25.84
PBCT  Peoples Bank, MHC of CT (41.2)     25.56   706.30   0.83   13.37   15.98  191.17   18.01  221.68      NM
PHSB  Ppls Home SB, MHC of PA (45.0)     13.75    17.08   0.58   10.41   21.83  132.08   16.74  132.08   23.71
PULB  Pulaski Bk,SB MHC of MO (29.8)(7)  19.38    12.09   0.78   11.70   20.40  165.64   22.23  165.64   24.85
PLSK  Pulaski SB, MHC of NJ (47.0)       10.75    10.64   0.51   10.53   22.87  102.09   12.07  102.09   21.08
SKBOD Skibo Fin Corp MHC of PA(45.0)     12.00    12.42   0.43   10.63      NM  112.89   18.96  112.89   27.91
SFFS  Sound Bancorp MHC of NY (44.1)     10.00    22.99   0.63   10.02   15.87   99.80   19.02   99.80   15.87
WAYN  Wayne Svgs Bks MHC of OH (48.2     18.25    21.85   0.66    9.94   25.00  183.60   17.49  183.60   27.65
WCFB  Wbstr Cty FSB MHC of IA (45.6)     16.00    15.39   0.63   10.75   25.40  148.84   34.84  148.84   25.40
WEBK  West Essex MHC of NJ (42.2)         9.75    17.29   0.27   10.76      NM   90.61   12.17   90.61      NM








                                              Dividends(4)                Financial Characteristics(6)
                                        -----------------------  -----------------------------------------------------
                                                                                           Reported           Core
                                        Amount/         Payout   Total  Equity/  NPAs/ ---------------- --------------
                                        Share    Yield Ratio(5) Assets  Assets  Assets    ROA     ROE     ROA     ROE
                                        -----    ----- -------- ------  ------  ------    ---     ---     ---     ---
                                         ($)      (%)    (%)    ($Mil)    (%)    (%)      (%)     (%)     (%)     (%)
Financial Institution
----------------
 Willow Grove Bank
 Superrange                                0.00   0.00   0.00      418   13.59    0.41    0.72    5.32    0.81    5.99
 Range Maximum                             0.00   0.00   0.00      416   13.03    0.41    0.71    5.48    0.81    6.18
 Range Midpoint                            0.00   0.00   0.00      413   12.54    0.41    0.71    5.63    0.80    6.36
 Range Minimum                             0.00   0.00   0.00      411   12.05    0.42    0.71    5.79    0.79    6.56


SAIF-Insured Thrifts                       0.33   2.07   33.36   1,108   13.79    0.64    0.91    7.84    0.87    7.41
All Public Companies                       0.34   2.06   32.75   1,200   13.52    0.63    0.94    8.27    0.90    7.79
Special Selection Grouping(8)              0.32   2.07   14.30   1,005   14.21    0.57    0.84    6.58    0.78    5.97
State of PA                                0.30   1.87   27.96   1,317   10.81    0.70    0.85    9.31    0.86    9.15


Comparable Group
----------------

Special Comparative Group(8)
----------------------------
ALLB  Alliance Bank MHC of PA (19.9)       0.36   2.82   11.72     278   10.68    1.06    0.77    6.88    0.77    6.88
BCSB  BCSB Bankcorp MHC of MD (38.6)       0.00   0.00    0.00     274   16.27    0.34    0.80    4.95    0.80    4.95
BRKL  Brookline Bncp MHC of MA(47.0)       0.20   1.54   18.43     835   32.99    0.60    2.07    8.28    2.00    7.97
CMSV  Commty. Svgs, MHC of FL (48.5)(7)    0.90   4.02      NM     766   10.85    0.27    0.70    6.35    0.65    5.85
FFFL  Fidelity Bcsh MHC of FL (47.9)       1.00   4.24      NM   1,468    6.15    0.27    0.65    8.98    0.52    7.18
SBFL  Fingr Lakes Fin.MHC OF NY(33.1       0.24   2.40      NM     258    8.46    0.32    0.42    4.65    0.33    3.65
FFSX  First FSB MHC Sxld of IA(46.3)(7)    0.48   2.40   18.93     552    7.62    0.46    0.68    8.43    0.66    8.22
GBNK  Gaston Fed Bncp MHC of NC(47.0       0.20   1.52   31.32     203   20.28    0.50    0.73    5.92    0.66    5.39
HARS  Harris Fin. MHC of PA (24.9)         0.22   1.41   12.42   2,326    8.13    0.66    0.84   10.33    0.68    8.41
JXSB  Jcksnville SB,MHC of IL (45.6)       0.30   2.11      NM     170   10.54    0.68    0.59    5.68    0.38    3.60
LFED  Leeds Fed Bksr MHC of MD (36.3       0.56   3.93      NM     303   16.29    0.83    1.13    6.89    1.13    6.89
LIBB  Liberty Bancorp MHC of NJ (47)       0.00   0.00    0.00     255   13.12    0.35    0.49    3.73    0.49    3.73
NBCP  Niagara Bancorp of NY MHC(45.4       0.12   1.09   13.61   1,345   19.02    0.29    0.63    5.03    0.96    7.74
NWSB  Northwest Bcrp MHC of PA (30.8       0.16   1.35   11.20   2,563    8.50    0.50    0.92   10.14    0.90    9.91
PBHC  Pathfinder BC MHC of NY (45.2)       0.20   1.72   20.78     198   11.89    1.30    0.74    6.28    0.63    5.33
PBCT  Peoples Bank, MHC of CT (41.2)       0.92   3.60      NM   9,105    9.42    0.59    1.22   13.58    0.63    7.05
PHSB  Ppls Home SB, MHC of PA (45.0)       0.28   2.04   21.72     227   12.67    0.21    0.80    6.62    0.73    6.09
PULB  Pulaski Bk,SB MHC of MO (29.8)(7)    1.10   5.68      NM     184   13.42      NA    1.11    8.38    0.91    6.88
PLSK  Pulaski SB, MHC of NJ (47.0)         0.30   2.79   27.63     188   11.82    0.63    0.54    4.57    0.59    4.96
SKBOD Skibo Fin Corp MHC of PA(45.0)       0.30   2.50   31.40     146   16.79    0.59    0.57    3.37    0.68    4.03
SFFS  Sound Bancorp MHC of NY (44.1)       0.00   0.00    0.00     274   19.05    0.52    1.20    6.29    1.20    6.29
WAYN  Wayne Svgs Bks MHC of OH (48.2       0.62   3.40      NM     259    9.53    0.49    0.71    7.52    0.64    6.80
WCFB  Wbstr Cty FSB MHC of IA (45.6)       0.80   5.00      NM      97   23.41    0.07    1.40    5.95    1.40    5.95
WEBK  West Essex MHC of NJ (42.2)          0.00   0.00    0.00     336   13.43    1.10    0.34    2.51    0.34    2.51

(1)  Average of High/Low or Bid/Ask price per share.

(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis.

(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.

(4)  Indicated twelve month dividend, based on last quarterly dividend declared.

(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.

(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.

(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

(8)  Includes MHC Institutions;

Source: Corporate reports, offering circulars, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

                                    EXHIBITS

                        LIST OF EXHIBITS


Exhibit
Number              Description
------              -----------


    1     Stock Prices:  As of October 30, 1998


    2     Pro Forma Analysis Sheet:  Fully Converted Basis


    3     Pro Forma Effect of Conversion Proceeds:  Fully Converted Basis


    4     Pro Forma Analysis Sheet:  Minority Stock Offering


    5     Pro Forma Effects:  Minority Stock Offering


    6     Firm Qualifications Statement

                                   EXHIBIT 1

                                  Stock Prices
                             As of October 30, 1998

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                                                                   Exhibit IV-1
                                                                          Weekly Thrift Market Line - Part One
                                                                             Prices As Of October 30, 1998

                                                     Market Capitalization                       Price Change Data
                                                 -----------------------------      ------------------------------------------------
                                                                                      52 Week (1)                 % Change From
                                                           Shares    Market         -------------            -----------------------
                                                  Price/   Outst-   Capital-                         Last    Last   52 Wks   Dec 31,
Financial Institution                            Share(1)  anding   ization(9)       High     Low    Week    Week   Ago(2)   1997(2)
---------------------                            --------  ------   ----------       ----     ---    ----    ----   ------   -------
                                                    ($)     (000)     ($Mil)         ($)      ($)     ($)     (%)     (%)      (%)

Market Averages. SAIF-Insured Thrifts(no MHC)
---------------------------------------------
SAIF-Insured Thrifts(274)                         16.12     7,781      152.4        22.98    13.77   15.79    2.22   -7.77    -16.65
NYSE Traded Companies(7)                          28.68    42,346    1,412.1        44.18    22.62   28.88    0.70  -25.56    -30.74
AMEX Traded Companies(22)                         14.02     3,363       44.6        20.96    12.60   14.11   -0.50  -14.14    -21.73
NASDAQ Listed OTC Companies(245)                  15.98     7,252      128.4        22.60    13.64   15.59    2.51   -6.72    -15.82
California Companies(17)                          20.12    14,445      499.1        30.40    16.52   20.17    0.72  -21.53    -26.66
Florida Companies(5)                              11.28    30,056      320.6        20.58     8.56   11.42   -0.70  -28.92    -34.20
Mid-Atlantic Companies(52)                        15.73    11,570      175.7        23.31    13.34   15.42    2.01  -10.37    -19.24
Mid-West Companies(130)                           15.86     5,672      109.6        22.14    13.90   15.52    2.27   -6.31    -15.56
New England Companies(7)                          17.41     8,257      182.1        25.16    13.19   16.54    5.60   -9.58    -15.88
North-West Companies(11)                          17.25    11,460      248.2        22.62    13.86   16.67    4.17   -0.53     -4.26
South-East Companies(41)                          16.35     4,622       97.3        23.01    13.73   15.89    2.57   -2.66    -13.18
South-West Companies(6)                           13.30     2,743       43.6        19.23    11.80   13.35    1.52   -7.91    -22.91
Western Companies (Excl CA)(5)                    15.85     2,133       36.8        22.05    14.44   15.75   -0.34   -9.47    -21.42
Thrift Strategy(233)                              15.69     5,193       90.8        22.16    13.57   15.30    2.55   -7.34    -15.88
Mortgage Banker Strategy(24)                      20.09    22,735      560.3        29.06    16.00   19.89    1.15   -6.57    -20.19
Real Estate Strategy(7)                           15.46     8,453      102.9        24.59    13.62   16.29   -5.90  -13.33    -17.24
Diversified Strategy(7)                           18.78    48,273    1,010.2        28.45    13.19   18.37    4.27  -19.84    -27.41
Retail Banking Strategy(3)                        15.88     5,223       96.2        25.69    13.85   15.75    0.66  -11.36    -26.91
Companies Issuing Dividends(230)                  16.72     7,787      162.8        23.59    14.33   16.38    2.22   -7.59    -16.36
Companies Without Dividends(44)                   12.80     7,748       94.5        19.61    10.66   12.49    2.26   -8.84    -18.34
Equity/Assets <6%(18)                             16.61    21,380      361.8        26.00    12.63   15.97    2.49  -16.26    -25.20
Equity/Assets 6-12%(119)                          17.35     8,362      202.8        24.90    14.56   16.96    2.78   -7.22    -18.36
Equity/Assets >12%(137)                           15.01     5,449       81.0        20.94    13.25   14.76    1.71   -7.10    -14.03
Actively Traded Companies(28)                     23.25    29,799      770.5        32.49    18.84   22.51    3.42   -8.73    -19.49
Market Value Below $20 Million(61)                12.17     1,193       13.6        17.94    11.03   12.00    1.91  -14.45    -21.54
Holding Company Structure(247)                    16.39     7,690      155.4        23.40    14.03   16.06    2.21   -8.29    -16.80
Assets Over $1 Billion(56)                        19.76    25,579      549.6        28.73    15.48   19.41    1.58   -9.02    -18.47
Assets $500 Million-$1 Billion(35)                17.89     5,743       94.3        25.45    15.06   17.24    3.96   -8.34    -17.46
Assets $250-$500 Million(64)                      16.23     3,699       55.8        22.65    14.17   15.97    1.68   -3.36    -12.56
Assets less than $250 Million(119)                13.79     1,696       23.0        19.64    12.37   13.53    2.30   -9.18    -17.54
Goodwill Companies(111)                           16.70    14,083      255.6        24.46    13.87   16.40    1.74   -9.09    -18.60
Non-Goodwill Companies(161)                       15.67     3,460       82.0        21.90    13.67   15.32    2.54   -7.16    -15.36
Acquirors of FSLIC Cases(7)                       32.34    33,613    1,443.7        43.53    26.88   32.44   -1.26   -8.02    -16.58

                                                     Current Per Share Financials
                                                -----------------------------------------
                                                                        Tangible
                                                Trailing  12 Mo.  Book   Book
                                                 12 Mo.    Core   Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4)  Share
---------------------                            ------   ------  -----  -------   -----
                                                   ($)      ($)    ($)     ($)      ($)

Market Averages. SAIF-Insured Thrifts(no MHC)
---------------------------------------------
SAIF-Insured Thrifts(274)                         0.99     0.94    13.56   13.10   122.31
NYSE Traded Companies(7)                          2.04     1.72    18.18   17.83   237.16
AMEX Traded Companies(22)                         0.84     0.81    14.58   14.28   119.54
NASDAQ Listed OTC Companies(245)                  0.98     0.93    13.35   12.87   119.50
California Companies(17)                          1.55     1.42    17.16   16.40   232.97
Florida Companies(5)                              0.65     0.44     9.37    8.58   103.48
Mid-Atlantic Companies(52)                        1.07     1.03    13.14   12.36   140.55
Mid-West Companies(130)                           0.91     0.87    13.49   13.20   108.22
New England Companies(7)                          1.21     1.11    13.81   13.19   187.81
North-West Companies(11)                          0.96     0.90    12.75   11.60    99.70
South-East Companies(41)                          0.94     0.90    13.44   13.23    95.93
South-West Companies(6)                           1.16     1.13    12.71   12.31   157.12
Western Companies (Excl CA)(5)                    0.96     0.96    15.94   15.09   104.65
Thrift Strategy(233)                              0.94     0.91    13.73   13.35   113.89
Mortgage Banker Strategy(24)                      1.21     1.17    13.34   11.96   184.95
Real Estate Strategy(7)                           1.38     1.27    12.23   11.84   169.37
Diversified Strategy(7)                           0.95     0.64     9.92    9.67   121.53
Retail Banking Strategy(3)                        2.93     2.39    14.04   13.28   207.36
Companies Issuing Dividends(230)                  1.05     0.98    13.83   13.36   121.30
Companies Without Dividends(44)                   0.70     0.73    12.09   11.67   127.97
Equity/Assets <6%(18)                             1.17     1.27    11.42   10.29   230.68
Equity/Assets 6-12%(119)                          1.19     1.07    12.98   12.26   152.14
Equity/Assets >12%(137)                           0.80     0.79    14.35   14.20    82.13
Actively Traded Companies(28)                     1.46     1.53    14.58   13.55   188.08
Market Value Below $20 Million(61)                0.78     0.71    12.76   12.64    94.34
Holding Company Structure(247)                    1.00     0.95    13.77   13.29   123.12
Assets Over $1 Billion(56)                        1.30     1.27    13.79   12.50   182.51
Assets $500 Million-$1 Billion(35)                1.15     1.05    13.63   13.10   137.12
Assets $250-$500 Million(64)                      1.01     0.96    13.89   13.52   122.31
Assets less than $250 Million(119)                0.79     0.74    13.27   13.19    88.76
Goodwill Companies(111)                           1.08     1.01    13.21   12.10   144.23
Non-Goodwill Companies(161)                       0.93     0.89    13.88   13.88   107.58
Acquirors of FSLIC Cases(7)                       2.93     2.77    20.61   19.93   244.71

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                                                                   Exhibit IV-1 (continued)
                                                                          Weekly Thrift Market Line - Part One
                                                                             Prices As Of October 30, 1998

                                                     Market Capitalization                       Price Change Data
                                                 -----------------------------      ------------------------------------------------
                                                                                      52 Week (1)                 % Change From
                                                           Shares    Market         -------------            -----------------------
                                                  Price/   Outst-   Capital-                         Last    Last   52 Wks   Dec 31,
Financial Institution                            Share(1)  anding   ization(9)       High     Low    Week    Week   Ago(2)   1997(2)
---------------------                            --------  ------   ----------       ----     ---    ----    ----   ------   -------
                                                    ($)     (000)     ($Mil)         ($)      ($)     ($)     (%)     (%)      (%)

Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------
BIF-Insured Thrifts(56)                           17.55    12,244       267.8       25.03    14.25   17.44    0.65   -7.24   -18.44
NYSE Traded Companies(5)                          30.15    52,930     1,436.9       38.25    24.35   29.68    1.53   15.19    -4.35
AMEX Traded Companies(5)                          15.08     2,452        39.4       23.20    13.05   15.20   -0.11  -16.91   -22.02
NASDAQ Listed OTC Companies(46)                   16.32     8,476       153.1       23.64    13.16   16.22    0.63   -8.79   -19.72
California Companies(1)                           15.25     7,610       116.1       24.00     9.00   14.13    7.93  -23.29   -20.78
Mid-Atlantic Companies(21)                        19.91    21,461       530.4       26.49    15.31   19.50    1.73    1.10   -14.48
New England Companies(29)                         16.98     7,289       124.2       24.96    14.19   17.06   -0.05   -7.61   -17.52
North-West Companies(2)                           13.25     5,865        78.9       19.13    12.22   13.60   -2.29  -22.70   -26.78
South-East Companies(3)                           11.23     2,611        25.3       20.67    11.08   11.38   -0.68  -41.07   -45.22
Thrift Strategy(44)                               17.64     8,310       196.1       24.87    14.38   17.46    1.13   -6.32   -17.14
Mortgage Banker Strategy(6)                       18.74    28,158       616.8       27.80    15.58   19.12   -2.78  -10.88   -25.83
Real Estate Strategy(2)                           12.47     7,761        96.4       19.19     8.88   12.01    3.00  -13.19   -18.26
Diversified Strategy(4)                           17.34    35,860       639.1       25.50    13.44   17.44   -0.44   -8.17   -21.16
Companies Issuing Dividends(48)                   18.08    13,759       305.1       25.82    14.74   18.00    0.39   -7.80   -19.60
Companies Without Dividends(8)                    14.69     4,098        67.3       20.75    11.60   14.42    2.03   -4.22   -12.20
Equity/Assets <6%(2)                              16.88     2,855        50.0       24.25    12.88   16.75    0.61    6.61   -15.00
Equity/Assets 6-12%(36)                           18.37    14,476       335.4       26.30    14.80   18.31    0.25   -8.95   -19.02
Equity/Assets >12%(18)                            16.08     9,147       166.0       22.73    13.38   15.88    1.39   -5.64   -17.75
Converted Last 3 Mths (no MHC)(1)                 10.00     5,357        53.6       10.00     8.88    9.88    1.21    0.00     0.00
Actively Traded Companies(14)                     22.07    20,226       441.0       30.78    18.25   22.15   -0.87   -6.41   -17.55
Market Value Below $20 Million(6)                 13.38     1,360        15.7       21.68    11.24   13.26    1.28  -16.07   -31.12
Holding Company Structure(43)                     17.55     9,626       188.3       24.77    14.27   17.38    0.87   -5.38   -17.09
Assets Over $1 Billion(16)                        24.01    33,067       791.7       31.80    18.26   23.65    1.25    2.58   -11.20
Assets $500 Million-$1 Billion(11)                19.25     5,781        93.0       27.17    15.72   18.81    3.47   -6.69   -18.12
Assets $250-$500 Million(15)                      13.98     3,890        50.7       20.77    12.23   14.31   -2.04  -10.99   -19.89
Assets less than $250 Million(14)                 13.23     1,981        23.4       20.81    11.13   13.14    1.07  -14.31   -24.94
Goodwill Companies(28)                            17.81    19,691       437.4       26.17    14.21   17.81   -0.28   -6.64   -20.71
Non-Goodwill Companies(28)                        17.32     5,624       117.0       24.02    14.29   17.11    1.47   -7.76   -16.43

                                                     Current Per Share Financials
                                                -----------------------------------------
                                                                        Tangible
                                                Trailing  12 Mo.   Book  Book
                                                 12 Mo.    Core   Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4)  Share
---------------------                            ------   ------  -----  -------   -----
                                                   ($)      ($)    ($)     ($)      ($)

Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------
BIF-Insured Thrifts(56)                           1.23    1.17   12.99   12.53   124.00
NYSE Traded Companies(5)                          1.87    1.94   20.67   19.00   132.39
AMEX Traded Companies(5)                          1.13    1.05   12.99   12.62   115.89
NASDAQ Listed OTC Companies(46)                   1.16    1.09   12.05   11.73   123.96
California Companies(1)                           1.81    1.81   14.00   13.97   134.21
Mid-Atlantic Companies(21)                        1.13    1.17   14.37   13.77   121.90
New England Companies(29)                         1.35    1.19   12.42   11.97   133.24
North-West Companies(2)                           1.16    1.05    9.72    9.72    92.41
South-East Companies(3)                           0.63    0.87   11.04   10.85    74.90
Thrift Strategy(44)                               1.19    1.15   13.59   13.23   121.18
Mortgage Banker Strategy(6)                       1.49    1.28   11.88   11.16   147.12
Real Estate Strategy(2)                           1.31    1.31    9.50    9.49    91.01
Diversified Strategy(4)                           1.18    1.18    9.48    7.87   137.31
Companies Issuing Dividends(48)                   1.24    1.17   12.93   12.38   127.62
Companies Without Dividends(8)                    1.15    1.17   13.31   13.30   104.56
Equity/Assets <6%(2)                              1.38    0.75    7.62    7.41   178.23
Equity/Assets 6-12%(36)                           1.34    1.23   12.20   11.53   144.12
Equity/Assets >12%(18)                            0.99    1.11   15.10   15.02    79.74
Converted Last 3 Mths (no MHC)(1)                 0.25    0.56   14.34   14.34    52.66
Actively Traded Companies(14)                     1.84    1.68   15.19   14.42   154.89
Market Value Below $20 Million(6)                 1.03    1.02   11.68   11.43   142.24
Holding Company Structure(43)                     1.19    1.17   13.31   12.97   118.62
Assets Over $1 Billion(16)                        1.59    1.58   14.43   13.34   138.69
Assets $500 Million-$1 Billion(11)                1.45    1.19   13.69   13.44   157.36
Assets $250-$500 Million(15)                      1.06    1.02   12.10   11.89   106.06
Assets less than $250 Million(14)                 0.88    0.88   11.92   11.78   107.13
Goodwill Companies(28)                            1.27    1.15   12.84   11.86   139.33
Non-Goodwill Companies(28)                        1.18    1.19   13.12   13.12   110.37

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                                                                   Exhibit IV-1 (continued)
                                                                          Weekly Thrift Market Line - Part One
                                                                             Prices As Of October 30, 1998

                                                     Market Capitalization                       Price Change Data
                                                 -----------------------------      ------------------------------------------------
                                                                                      52 Week (1)                 % Change From
                                                           Shares    Market         -------------            -----------------------
                                                  Price/   Outst-   Capital-                         Last    Last   52 Wks   Dec 31,
Financial Institution                            Share(1)  anding   ization(9)       High     Low    Week    Week   Ago(2)   1997(2)
---------------------                            --------  ------   ----------       ----     ---    ----    ----   ------   -------
                                                    ($)     (000)     ($Mil)         ($)      ($)     ($)     (%)     (%)      (%)

Market Averages. MHC Institutions
---------------------------------
SAIF-Insured Thrifts(21)                          13.25     9,244     44.6          21.68    11.13   12.85    3.35  -16.02   -18.18
BIF-Insured Thrifts(3)                            16.06    32,213    289.9          28.09    12.52   15.13    6.43  -13.88   -21.53
NASDAQ Listed OTC Companies(24)                   13.66    12,525     79.7          22.60    11.33   13.17    3.79  -15.71   -18.65
Florida Companies(2)                              23.56     6,802     76.8          35.38    18.75   22.75    3.56  -14.33   -27.51
Mid-Atlantic Companies(14)                        11.64    10,856     45.4          20.34     9.79   11.19    4.20  -20.70   -22.38
Mid-West Companies(5)                             16.17     2,169     16.5          25.75    14.33   15.83    2.31  -21.99   -26.51
New England Companies(2)                          19.28    46,621    442.0          29.56    14.54   18.41    4.18    4.47    -1.37
South-East Companies(1)                           13.13     4,497     27.7          18.06    10.00   12.88    1.94   31.30    31.30
Thrift Strategy(22)                               12.93     8,679     44.0          21.35    10.93   12.51    3.64  -15.38   -17.75
Mortgage Banker Strategy(1)                       15.56    33,992    131.4          27.88    11.00   14.88    4.57  -16.66   -21.73
Diversified Strategy(1)                           25.56    64,147    706.3          41.13    19.19   24.13    5.93  -21.06   -32.74
Companies Issuing Dividends(20)                   14.55    14,330     93.6          25.31    12.03   13.98    4.44  -19.08   -22.71
Companies Without Dividends(4)                     9.86     4,857     20.4          11.10     8.35    9.77    1.05   -1.40    -1.40
Equity/Assets 6-12%(12)                           15.42    16,789    116.6          28.88    13.02   14.81    4.27  -27.69   -33.98
Equity/Assets >12%(12)                            12.05     8,650     46.1          16.89     9.79   11.68    3.35   -4.82    -4.72
Holding Company Structure(5)                      12.10     8,818     45.2          18.96    10.23   11.65    4.29   -9.41   -13.26
Assets Over $1 Billion(5)                         17.51    36,312    246.9          27.88    13.29   16.40    7.99  -12.71   -17.58
Assets $500 Million-$1 Billion(3)                 13.00    29,095    177.8          17.98     9.88   12.69    2.44   30.00    30.00
Assets $250-$500 Million(8)                       11.84     4,244     18.8          20.20    10.49   11.81    0.49  -18.83   -20.90
Assets less than $250 Million(8)                  13.07     2,632     15.8          22.22    11.09   12.50    4.75  -20.82   -23.80
Goodwill Companies(8)                             15.43    23,551    163.1          24.46    12.21   14.76    4.41  -15.14   -20.24
Non-Goodwill Companies(15)                        12.98     7,151     39.1          22.57    11.07   12.58    3.55  -17.22   -19.24
MHC Institutions(24)                              13.66    12,525     79.7          22.60    11.33   13.17    3.79  -15.71   -18.65
MHC Converted Last 3 Months(2)                     9.88     4,705     20.1          10.03     8.46    9.91   -0.26   -1.25    -1.25

                                                     Current Per Share Financials
                                                -----------------------------------------
                                                                        Tangible
                                                Trailing  12 Mo.  Book   Book
                                                 12 Mo.    Core   Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4)  Share
---------------------                            ------   ------  -----  -------   -----
                                                   ($)      ($)    ($)     ($)      ($)
Market Averages. MHC Institutions
---------------------------------
SAIF-Insured Thrifts(21)                          0.53     0.49    9.17    9.09    74.71
BIF-Insured Thrifts(3)                            0.80     0.56   10.19    9.16    86.52
NASDAQ Listed OTC Companies(24)                   0.56     0.50    9.32    9.10    76.40
Florida Companies(2)                              1.15     0.92   13.28   12.90   215.87
Mid-Atlantic Companies(14)                        0.45     0.45    8.59    8.43    66.68
Mid-West Companies(5)                             0.63     0.54   10.02   10.02    79.75
New England Companies(2)                          1.07     0.67   11.42   10.50    85.33
South-East Companies(1)                           0.33     0.30    9.14    9.14    45.06
Thrift Strategy(22)                               0.51     0.48    9.30    9.19    73.37
Mortgage Banker Strategy(1)                       0.54     0.44    5.56    5.02    68.42
Diversified Strategy(1)                           1.60     0.83   13.37   11.53   141.94
Companies Issuing Dividends(20)                   0.60     0.52    9.35    9.09    80.09
Companies Without Dividends(4)                    0.40     0.40    9.16    9.16    60.73
Equity/Assets 6-12%(12)                           0.69     0.54    9.05    8.60    99.28
Equity/Assets >12%(12)                            0.45     0.46    9.56    9.56    55.60
Holding Company Structure(5)                      0.49     0.49    9.15    8.90    68.00
Assets Over $1 Billion(5)                         0.80     0.61    9.09    8.45   105.22
Assets $500 Million-$1 Billion(3)                 0.53     0.51    9.47    9.47    28.71
Assets $250-$500 Million(8)                       0.48     0.46    8.91    8.91    70.33
Assets less than $250 Million(8)                  0.50     0.46    9.92    9.74    69.55
Goodwill Companies(8)                             0.70     0.53    9.07    8.43    96.88
Non-Goodwill Companies(15)                        0.49     0.47    9.39    9.39    67.20
MHC Institutions(24)                              0.56     0.50    9.32    9.10    76.40
MHC Converted Last 3 Months(2)                    0.45     0.45   10.39   10.39    66.37

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                                                                   Exhibit IV-1 (continued)
                                                                          Weekly Thrift Market Line - Part One
                                                                             Prices As Of October 30, 1998

                                                     Market Capitalization                       Price Change Data
                                                 -----------------------------      ------------------------------------------------
                                                                                      52 Week (1)                 % Change From
                                                           Shares    Market         -------------            -----------------------
                                                  Price/   Outst-   Capital-                         Last    Last   52 Wks   Dec 31,
Financial Institution                            Share(1)  anding   ization(9)       High     Low    Week    Week   Ago(2)   1997(2)
---------------------                            --------  ------   ----------       ----     ---    ----    ----   ------   -------
                                                    ($)     (000)     ($Mil)         ($)      ($)     ($)     (%)     (%)      (%)

NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*                    23.50      2,535      59.6         32.63   19.25   23.13     1.60  17.50    17.50
CFB   Commercial Federal Corp. of NE              22.69     60,391   1,370.3         38.19   19.63   23.25    -2.41 -27.69   -36.19
DME   Dime Bancorp, Inc. of NY*                   23.81    112,027   2,667.4         32.69   18.19   24.19    -1.57  -2.58   -21.29
DSL   Downey Financial Corp. of CA                23.44     28,132     659.4         35.00   17.75   26.25   -10.70  -5.10   -13.44
FED   FirstFed Fin. Corp. of CA                   16.38     21,188     347.1         26.94   14.13   17.50    -6.40  -8.18   -15.48
GSB   Golden State Bancorp of CA(8)               19.19    128,549   2,466.9         21.75   11.94   17.75     8.11   N.A.     N.A.
GDW   Golden West Fin. Corp. of CA                90.69     57,172   5,184.9        114.25   72.38   88.81     2.12   6.14    -7.28
GPT   GreenPoint Fin. Corp. of NY*                32.81     95,123   3,121.0         42.63   25.19   31.31     4.79   1.05    -9.56
JSB   JSB Financial, Inc. of NY*                  52.44      9,833     515.6         59.69   45.00   51.88     1.08   8.39     4.75
OCN   Ocwen Financial Corp. of FL                 12.00     60,794     729.5         30.38    6.00   11.63     3.18 -55.96   -52.83
SIB   Staten Island Bancorp of NY*                18.19     45,130     820.9         23.63   14.13   17.88     1.73  51.58   -13.13
WES   Westcorp Inc. of Orange CA                   6.88     26,397     181.6         20.31    5.81    5.81    18.42 -62.57   -59.24

                                                     Current Per Share Financials
                                                -----------------------------------------
                                                                        Tangible
                                                Trailing  12 Mo.  Book   Book
                                                 12 Mo.    Core   Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4)  Share
---------------------                            ------   ------  -----  -------   -----
                                                   ($)      ($)    ($)     ($)      ($)

NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*                    1.05     1.05   23.66   23.66   114.26
CFB   Commercial Federal Corp. of NE              1.01     1.23   10.65    9.44   146.59
DME   Dime Bancorp, Inc. of NY*                   1.58     0.96   11.88    9.77   186.69
DSL   Downey Financial Corp. of CA                2.03     2.10   16.31   16.14   207.31
FED   FirstFed Fin. Corp. of CA                   1.39     1.31   11.34   11.27   189.28
GSB   Golden State Bancorp of CA(8)               1.14     1.20    8.74    7.33   140.93
GDW   Golden West Fin. Corp. of CA                7.05     6.89   51.14   51.14   683.33
GPT   GreenPoint Fin. Corp. of NY*                1.53     1.57   13.41    7.59   135.13
JSB   JSB Financial, Inc. of NY*                  4.65     5.22   38.65   38.65   159.00
OCN   Ocwen Financial Corp. of FL                 0.45     0.04    7.03    6.43    57.66
SIB   Staten Island Bancorp of NY*                0.56     0.91   15.75   15.35    66.89
WES   Westcorp Inc. of Orange CA                  0.28     1.26   12.59   12.56   138.79

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                                                                   Exhibit IV-1 (continued)
                                                                          Weekly Thrift Market Line - Part One
                                                                             Prices As Of October 30, 1998

                                                     Market Capitalization                       Price Change Data
                                                 -----------------------------      ------------------------------------------------
                                                                                      52 Week (1)                 % Change From
                                                           Shares    Market         -------------            -----------------------
                                                  Price/   Outst-   Capital-                         Last    Last   52 Wks   Dec 31,
Financial Institution                            Share(1)  anding   ization(9)       High     Low    Week    Week   Ago(2)   1997(2)
---------------------                            --------  ------   ----------       ----     ---    ----    ----   ------   -------
                                                    ($)     (000)     ($Mil)         ($)      ($)     ($)     (%)     (%)      (%)

AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA              17.19    2,279      39.2          25.63    15.00   17.50   -1.77  -24.87   -26.48
ANE   Alliance Bncp of New Eng of CT*             10.00    2,292      22.9          16.08     9.13    9.88    1.21   -9.75    -9.09
BKC   American Bank of Waterbury CT*              21.63    4,703     101.7          32.56    17.88   22.38   -3.35   -2.66   -11.28
BFD   BostonFed Bancorp of MA                     18.06    5,368      96.9          24.88    14.00   17.88    1.01  -10.81   -17.46
CNY   Carver Bancorp, Inc. of NY                   9.00    2,314      20.8          17.13     8.50    9.13   -1.42  -28.00   -44.62
CBK   Citizens First Fin.Corp. of IL              15.00    2,526      37.9          22.38    14.00   15.00    0.00  -19.18   -25.93
EFC   EFC Bancorp Inc of IL                       11.25    7,491      84.3          14.94     9.06   10.69    5.24   12.50    12.50
EBI   Equality Bancorp, Inc. of MO                12.00    2,518      30.2          16.00    11.63   12.00    0.00   20.00   -17.24
ESX   Essex Bancorp of Norfolk VA(8)               2.13    1,059       2.3           6.00     1.38    2.06    3.40  -61.27   -45.94
FCB   Falmouth Bancorp, Inc. of MA*               15.38    1,402      21.6          23.88    13.00   15.25    0.85  -24.98   -24.98
FAB   FirstFed America Bancorp of MA              14.63    7,858     115.0          23.25    10.75   14.75   -0.81  -25.92   -33.14
GAF   GA Financial Corp. of PA                    14.00    7,143     100.0          22.25    11.38   15.00   -6.67  -25.85   -25.85
HBS   Haywood Bancshares, Inc. of NC*             17.25    1,250      21.6          24.00    17.25   17.75   -2.82  -17.86   -23.33
KNK   Kankakee Bancorp, Inc. of IL                24.50    1,373      33.6          37.75    24.25   25.50   -3.92  -21.92   -35.10
KYF   Kentucky First Bancorp of KY                12.50    1,241      15.5          15.88    12.13   12.25    2.04   -9.09   -16.33
NBN   Northeast Bancorp of ME*                    11.13    2,614      29.1          19.50     8.00   10.75    3.53  -29.33   -41.42
NEP   Northeast PA Fin. Corp of PA                11.38    6,427      73.1          16.00     8.94   11.25    1.16   13.80    13.80
PDB   Piedmont Bancorp, Inc. of NC                 9.13    2,688      24.5          11.38     9.00    9.38   -2.67  -17.00   -16.08
SSB   Scotland Bancorp, Inc. of NC(8)             11.13    1,914      21.3          11.19     8.13   11.19   -0.54    4.70    11.97
SZB   SouthFirst Bancshares of AL                 15.69      967      15.2          22.75    14.88   15.63    0.38  -19.54   -31.03
SRN   Southern Banc Company of AL                 12.75    1,230      15.7          19.13    12.75   12.88   -1.01  -26.09   -28.17
SSM   Stone Street Bancorp of NC                  15.00    1,843      27.6          22.50    14.00   14.63    2.53  -23.08   -32.40
TSH   Teche Holding Company of LA                 15.13    3,095      46.8          23.13    13.13   14.88    1.68  -25.28   -33.49
FTF   Texarkana Fst. Fin. Corp of AR              21.75    1,676      36.5          30.63    20.00   21.75    0.00  -16.35   -13.00
THR   Three Rivers Fin. Corp. of MI               15.13      783      11.8          23.50    15.00   15.50   -2.39  -14.76   -30.44
WSB   Washington SB, FSB of MD                     4.25    4,421      18.8           9.50     3.75    4.31   -1.39  -43.33   -53.09
WFI   Winton Financial Corp. of OH                12.13    4,014      48.7          20.63     9.81   12.38   -2.02   22.03    19.04

                                                     Current Per Share Financials
                                                -----------------------------------------
                                                                        Tangible
                                                Trailing  12 Mo.   Book  Book
                                                 12 Mo.    Core   Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4)  Share
---------------------                            ------   ------  -----  -------   -----
                                                   ($)      ($)    ($)     ($)      ($)

AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA              1.29     1.21   19.26   19.26   130.82
ANE   Alliance Bncp of New Eng of CT*             1.01     0.49    8.59    8.40   110.07
BKC   American Bank of Waterbury CT*              1.82     1.53   12.61   12.23   145.77
BFD   BostonFed Bancorp of MA                     1.33     1.06   15.38   14.84   197.13
CNY   Carver Bancorp, Inc. of NY                  0.46     0.40   15.51   15.00   184.69
CBK   Citizens First Fin.Corp. of IL              0.78     0.44   15.52   15.52   111.27
EFC   EFC Bancorp Inc of IL                      -0.44     0.53   12.56   12.56    53.08
EBI   Equality Bancorp, Inc. of MO                0.56     0.01   10.40   10.40   108.56
ESX   Essex Bancorp of Norfolk VA(8)             -0.44    -0.44    0.04   -0.08   202.45
FCB   Falmouth Bancorp, Inc. of MA*               0.78     0.59   16.86   16.86    78.83
FAB   FirstFed America Bancorp of MA              0.87     0.71   14.84   14.84   167.44
GAF   GA Financial Corp. of PA                    1.14     1.06   15.11   14.97   117.36
HBS   Haywood Bancshares, Inc. of NC*             1.12     1.76   17.68   17.12   121.37
KNK   Kankakee Bancorp, Inc. of IL                2.10     2.01   28.57   24.41   292.74
KYF   Kentucky First Bancorp of KY                0.74     0.73   11.61   11.61    66.11
NBN   Northeast Bancorp of ME*                    0.91     0.90    9.23    8.50   123.39
NEP   Northeast PA Fin. Corp of PA               -0.20     0.45   13.22   13.22    74.34
PDB   Piedmont Bancorp, Inc. of NC                0.61     0.59    8.04    8.04    48.56
SSB   Scotland Bancorp, Inc. of NC(8)             0.44     0.44    7.96    7.96    31.91
SZB   SouthFirst Bancshares of AL                 0.66     0.59   16.75   16.34   168.54
SRN   Southern Banc Company of AL                 0.44     0.44   15.10   14.99    85.44
SSM   Stone Street Bancorp of NC                  0.82     0.82   16.64   16.64    60.91
TSH   Teche Holding Company of LA                 1.24     1.22   18.44   18.44   133.26
FTF   Texarkana Fst. Fin. Corp of AR              1.89     1.84   16.83   16.83   113.10
THR   Three Rivers Fin. Corp. of MI               1.05     0.94   16.20   16.15   126.29
WSB   Washington SB, FSB of MD                    0.44     0.30    5.21    5.21    61.87
WFI   Winton Financial Corp. of OH                1.06     0.80    6.49    6.38    89.33

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                                                                   Exhibit IV-1 (continued)
                                                                          Weekly Thrift Market Line - Part One
                                                                             Prices As Of October 30, 1998

                                                     Market Capitalization                       Price Change Data
                                                 -----------------------------      ------------------------------------------------
                                                                                      52 Week (1)                 % Change From
                                                           Shares    Market         -------------            -----------------------
                                                  Price/   Outst-   Capital-                         Last    Last   52 Wks   Dec 31,
Financial Institution                            Share(1)  anding   ization(9)       High     Low    Week    Week   Ago(2)   1997(2)
---------------------                            --------  ------   ----------       ----     ---    ----    ----   ------   -------
                                                    ($)     (000)     ($Mil)         ($)      ($)     ($)     (%)     (%)      (%)

NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN(8)              38.75     1,096     42.5          45.50    22.22   38.75    0.00   71.92    32.30
FBER  1st Bergen Bancorp of NJ(8)                 22.50     2,585     58.2          22.63    14.50   22.50    0.00   21.62    17.62
AFED  AFSALA Bancorp, Inc. of NY(8)               15.75     1,319     20.8          20.75    12.25   13.75   14.55  -16.00   -18.18
ALBK  ALBANK Fin. Corp. of Albany NY(8)           61.13    13,384    818.2          74.63    40.94   60.25    1.46   34.35    18.84
AMFC  AMB Financial Corp. of IN                   12.63       916     11.6          19.38    11.13   11.88    6.31  -22.89   -20.47
ASBP  ASB Financial Corp. of OH                   11.81     1,655     19.5          16.75     9.81   11.88   -0.59   -9.15   -10.87
ABBK  Abington Bancorp of MA*                     14.75     3,532     52.1          22.25    12.50   15.13   -2.51  -13.89   -29.76
AABC  Access Anytime Bancorp of NM                 8.00     1,228      9.8          13.00     6.63    7.00   14.29   -2.56   -27.27

                                                     Current Per Share Financials
                                                -----------------------------------------
                                                                        Tangible
                                                Trailing  12 Mo.   Book  Book
                                                 12 Mo.    Core   Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4)  Share
---------------------                            ------   ------  -----  -------   -----
                                                   ($)      ($)    ($)     ($)      ($)

NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN(8)              1.74     1.22   21.77   21.35    237.36
FBER  1st Bergen Bancorp of NJ(8)                 0.82     0.82   13.50   13.50    116.35
AFED  AFSALA Bancorp, Inc. of NY(8)               0.77     0.84   14.46   14.46    126.84
ALBK  ALBANK Fin. Corp. of Albany NY(8)           3.34     3.32   28.35   22.45    308.64
AMFC  AMB Financial Corp. of IN                   0.94     0.61   15.41   15.41    121.55
ASBP  ASB Financial Corp. of OH                   0.65     0.64    8.76    8.76     70.35
ABBK  Abington Bancorp of MA*                     1.28     0.97    9.85    8.98    154.65
AABC  Access Anytime Bancorp of NM                1.22     1.11    7.55    7.55     95.21

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                                                                   Exhibit IV-1 (continued)
                                                                          Weekly Thrift Market Line - Part One
                                                                             Prices As Of October 30, 1998

                                                     Market Capitalization                       Price Change Data
                                                 -----------------------------      ------------------------------------------------
                                                                                      52 Week (1)                 % Change From
                                                           Shares    Market         -------------            -----------------------
                                                  Price/   Outst-   Capital-                         Last    Last   52 Wks   Dec 31,
Financial Institution                            Share(1)  anding   ization(9)       High     Low    Week    Week   Ago(2)   1997(2)
---------------------                            --------  ------   ----------       ----     ---    ----    ----   ------   -------
                                                    ($)     (000)     ($Mil)         ($)      ($)     ($)     (%)     (%)      (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
AFBC  Advance Fin. Bancorp of WV                  12.50      1,031      12.9        20.88   12.38    13.38   -6.58  -28.57   -28.08
ALBC  Albion Banc Corp. of Albion NY               8.00        752       6.0        14.17    7.63     7.75    3.23  -17.95   -39.98
ABCL  Alliance Bancorp, Inc. of IL                19.13     11,457     219.2        29.25   15.00    18.13    5.52  -23.48   -27.81
ALLB  Alliance Bank MHC of PA (19.9)              12.75      3,274       8.3        39.00   12.75    13.25   -3.77  -57.14   -58.87
AHCI  Ambanc Holding Co., Inc. of NY*             15.50      4,105      63.6        20.00   12.00    13.50   14.81    0.00   -17.33
ASBI  Ameriana Bancorp of IN                      18.00      3,253      58.6        22.00   17.50    18.00    0.00  -11.11    -9.46
ABCW  Anchor Bancorp Wisconsin of WI              21.50     17,059     366.8        23.88   14.50    22.63   -4.99   46.96    18.20
ANDB  Andover Bancorp, Inc. of MA*                31.25      6,483     202.6        39.88   25.56    30.75    1.63    7.02    -2.95
ASFC  Astoria Financial Corp. of NY               43.00     26,593   1,143.5        62.50   30.13    41.63    3.29  -17.70   -22.87
AVND  Avondale Fin. Corp. of IL(8)                12.44      2,903      36.1        18.19    8.38    13.13   -5.26  -25.73   -23.45
BCSB  BCSB Bankcorp MHC of MD (38.6)              10.06      6,117      23.8        12.63    9.25    10.00    0.60    0.60     0.60
BKCT  Bancorp Connecticut of CT*                  14.75      5,114      75.4        25.00   14.75    17.00  -13.24  -23.89   -29.76
BPLS  Bank Plus Corp. of CA                        4.06     19,387      78.7        16.13    2.28     4.94  -17.81  -66.17   -67.85
BNKU  Bank United Corp. of TX                     39.84     31,583   1,258.3        56.00   25.50    36.38    9.51   -4.00   -18.59
BWFC  Bank West Fin. Corp. of MI                   9.38      2,624      24.6        17.50    8.75     9.23    1.63  -32.18   -41.85
BANC  BankAtlantic Bancorp of FL                   8.50     37,097     315.3        17.00    6.50     9.63  -11.73  -37.04   -49.25
BKUNA BankUnited Fin. Corp. of FL                  9.06     17,786     161.1        18.50    6.56     8.44    7.35  -30.31   -41.21
BVCC  Bay View Capital Corp. of CA                17.25     19,586     337.9        38.00   12.50    17.38   -0.75  -42.98   -52.41
FSNJ  Bayonne Banchsares of NJ(8)                 14.94      9,120     136.3        17.38   10.00    15.00   -0.40   24.50    11.66
BFSB  Bedford Bancshares, Inc. of VA              15.00      2,298      34.5        17.38   10.50    12.00   25.00   21.16   -11.76
BFFC  Big Foot Fin. Corp. of IL                   13.38      2,513      33.6        23.94   12.75    13.50   -0.89  -26.68   -36.29
BYFC  Broadway Fin. Corp. of CA                    7.75        933       7.2        12.73    6.75     6.75   14.81  -35.63   -36.84
BRKL  Brookline Bncp MHC of MA(47.0)              13.00     29,095     177.8        17.98    9.88    12.69    2.44   30.00    30.00
CBES  CBES Bancorp, Inc. of MO                    15.88        940      14.9        26.00   14.44    15.88    0.00  -18.56   -28.63
CITZ  CFS Bancorp, Inc. of IN                      9.88     22,727     224.5        11.44    8.31     9.75    1.33   -1.20    -1.20
CFSB  CFSB Bancorp of Lansing MI                  25.00      8,166     204.2        28.75   18.79    22.88    9.27   29.94     4.78
CKFB  CKF Bancorp of Danville KY                  15.25        843      12.9        21.25   15.00    15.25    0.00  -14.08   -17.57
CNSB  CNS Bancorp, Inc. of MO                     13.00      1,492      19.4        21.50   12.75    13.00    0.00  -24.64   -36.59
CNYF  CNY Financial Corp of NY*                   10.00      5,357      53.6        10.00    8.88     9.88    1.21    0.00     0.00
CSBF  CSB Financial Group Inc of IL                9.88        821       8.1        14.00    9.00    10.50   -5.90  -20.96   -26.81
CBCI  Calumet Bancorp of Chicago IL(8)            30.13      3,146      94.8        39.00   26.00    29.75    1.28   -9.16    -9.38
CAFI  Camco Fin. Corp. of OH                      15.75      5,481      86.3        20.67   14.88    15.38    2.41    2.74    -7.35
CMRN  Cameron Fin. Corp. of MO                    15.38      2,434      37.4        22.19   14.50    15.50   -0.77  -17.97   -24.98
CFNC  Carolina Fincorp of NC*                      8.13      1,906      15.5        18.88    8.00     8.00    1.63  -52.18   -56.05
CASB  Cascade Financial Corp. of WA               13.50      4,309      58.2        16.00    9.80    12.00   12.50   29.81    27.36
CATB  Catskill Fin. Corp. of NY*                  13.94      4,358      60.8        18.88   11.75    13.63    2.27  -20.34   -26.17
CAVB  Cavalry Bancorp of TN                       19.50      7,538     147.0        25.25   18.50    18.81    3.67   95.00    95.00
CNIT  Cenit Bancorp of Norfolk VA                 19.50      4,997      97.4        28.58   16.50    17.50   11.43  -10.18   -26.42
CEBK  Central Co-Op. Bank of MA*                  18.63      1,965      36.6        33.50   17.00    19.88   -6.29  -19.00   -34.63
CENB  Century Bancorp, Inc. of NC(8)              13.13      1,271      16.7        39.00   12.00    14.00   -6.21  -53.11   -53.52
COFI  Charter One Financial of OH                 27.44    132,541   3,636.9        34.64   18.25    26.81    2.35   -0.22    -8.72
CVAL  Chester Valley Bancorp of PA                29.50      2,444      72.1        35.24   24.76    27.88    5.81   19.14     5.89
CLAS  Classic Bancshares, Inc. of KY              13.50      1,300      17.6        21.50   12.00    14.88   -9.27  -14.29   -19.40
CBSA  Coastal Bancorp of Houston TX               19.00      7,362     139.9        26.67   14.50    20.00   -5.00    0.90   -18.28
CFCP  Coastal Fin. Corp. of SC                    19.00      6,256     118.9        20.50   14.72    18.13    4.80    3.37     3.37
CFKY  Columbia Financial of KY                    13.00      2,671      34.7        17.13   11.63    12.88    0.93   30.00    30.00
CMSB  Commonwealth Bancorp Inc of PA              14.25     14,764     210.4        24.25   10.63    13.81    3.19  -21.10   -28.32
CMSV  Commty. Svgs, MHC of FL (48.5)(8)           22.38      5,100      55.3        40.75   17.56    20.75    7.86  -36.96   -36.74
CFTP  Community Fed. Bancorp of MS                14.75      4,398      64.9        21.00   14.25    14.50    1.72  -11.30   -27.16
CFFC  Community Fin. Corp. of VA                  11.81      2,569      30.3        16.38   11.00    12.25   -3.59    4.98   -14.48
CIBI  Community Inv. Bancorp of OH                12.25      1,243      15.2        15.25    9.83    11.50    6.52   22.50    13.74
COOP  Cooperative Bancshares of NC                13.00      3,043      39.6        25.00   12.50    13.00    0.00  -20.00   -46.94
CRZY  Crazy Woman Creek Bncorp of WY              13.50        888      12.0        20.00   11.94    13.13    2.82  -10.00   -10.00
CRSB  Crusader Holding Corp of PA                 12.13      3,833      46.5        17.86   10.63    11.13    8.98    N.A.     N.A.
DNFC  D&N Financial Corp. of MI                   19.25      9,164     176.4        29.75   15.94    19.00    1.32  -15.31   -27.36











                                                     Current Per Share Financials
                                                -----------------------------------------
                                                                       Tangible
                                                Trailing  12 Mo.  Book    Book
                                                 12 Mo.    Core   Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4)  Share
---------------------                            ------   ------  -----  -------   -----
                                                   ($)      ($)    ($)     ($)      ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
AFBC  Advance Fin. Bancorp of WV                  0.82     0.71   14.48   14.48   110.75
ALBC  Albion Banc Corp. of Albion NY              0.51     0.48    8.37    8.37    98.56
ABCL  Alliance Bancorp, Inc. of IL                1.01     1.24   15.77   15.64   180.52
ALLB  Alliance Bank MHC of PA (19.9)              0.61     0.61    9.05    9.05    84.76
AHCI  Ambanc Holding Co., Inc. of NY*             0.51     0.52   14.22   14.22   137.73
ASBI  Ameriana Bancorp of IN                      1.17     0.98   14.03   13.78   115.37
ABCW  Anchor Bancorp Wisconsin of WI              1.29     1.12    7.67    7.55   120.62
ANDB  Andover Bancorp, Inc. of MA*                2.43     2.37   17.61   17.61   214.77
ASFC  Astoria Financial Corp. of NY               3.15     2.71   33.56   24.05   435.29
AVND  Avondale Fin. Corp. of IL(8)                1.80    -1.23   14.98   14.98   179.17
BCSB  BCSB Bankcorp MHC of MD (38.6)              0.36     0.36    7.28    7.28    44.74
BKCT  Bancorp Connecticut of CT*                  1.27     1.07    9.58    9.58    96.83
BPLS  Bank Plus Corp. of CA                       0.39     0.59    9.55    8.77   221.09
BNKU  Bank United Corp. of TX                     3.50     3.29   21.20   19.25   414.65
BWFC  Bank West Fin. Corp. of MI                  0.32     0.33    8.87    8.87    69.16
BANC  BankAtlantic Bancorp of FL                  0.71     0.32    6.88    5.32   101.26
BKUNA BankUnited Fin. Corp. of FL                 0.44     0.21   10.29    8.60   201.51
BVCC  Bay View Capital Corp. of CA                0.74     1.26   20.11   13.04   292.05
FSNJ  Bayonne Banchsares of NJ(8)                 0.51     0.51   10.51   10.51    76.78
BFSB  Bedford Bancshares, Inc. of VA              0.77     0.76    9.02    9.02    68.02
BFFC  Big Foot Fin. Corp. of IL                   0.47     0.35   15.16   15.16    87.79
BYFC  Broadway Fin. Corp. of CA                   0.62     0.38   14.01   14.01   147.53
BRKL  Brookline Bncp MHC of MA(47.0)              0.53     0.51    9.47    9.47    28.71
CBES  CBES Bancorp, Inc. of MO                    1.12     0.80   17.93   17.93   131.76
CITZ  CFS Bancorp, Inc. of IN                     0.36     0.40   10.88   10.88    62.51
CFSB  CFSB Bancorp of Lansing MI                  1.42     1.28    8.08    8.08   103.82
CKFB  CKF Bancorp of Danville KY                  0.98     0.98   16.06   16.06    74.45
CNSB  CNS Bancorp, Inc. of MO                     0.58     0.50   16.27   16.27    65.68
CNYF  CNY Financial Corp of NY*                   0.25     0.56   14.34   14.34    52.66
CSBF  CSB Financial Group Inc of IL               0.44     0.43   13.34   12.59    57.51
CBCI  Calumet Bancorp of Chicago IL(8)            3.04     3.06   27.73   27.73   156.38
CAFI  Camco Fin. Corp. of OH                      1.23     0.89   10.62    9.98   107.32
CMRN  Cameron Fin. Corp. of MO                    1.01     0.99   18.02   18.02    90.71
CFNC  Carolina Fincorp of NC*                     0.56     0.63    8.07    8.07    59.76
CASB  Cascade Financial Corp. of WA               0.82     0.73    7.29    7.29   103.08
CATB  Catskill Fin. Corp. of NY*                  0.88     0.87   15.65   15.65    71.03
CAVB  Cavalry Bancorp of TN                       0.68     0.50   13.37   13.37    45.08
CNIT  Cenit Bancorp of Norfolk VA                 1.27     1.17   10.32    9.56   130.45
CEBK  Central Co-Op. Bank of MA*                  1.58     1.18   18.94   17.25   194.33
CENB  Century Bancorp, Inc. of NC(8)              0.95     0.94   14.74   14.74    76.21
COFI  Charter One Financial of OH                 1.27     1.67   11.16   10.51   149.49
CVAL  Chester Valley Bancorp of PA                1.33     1.25   13.03   13.03   154.26
CLAS  Classic Bancshares, Inc. of KY              0.75     0.95   15.78   13.57   106.14
CBSA  Coastal Bancorp of Houston TX               2.10     2.15   15.58   13.57   404.85
CFCP  Coastal Fin. Corp. of SC                    1.07     0.86    5.81    5.81    98.61
CFKY  Columbia Financial of KY                    0.22     0.22   14.03   14.03    44.54
CMSB  Commonwealth Bancorp Inc of PA              0.90     0.64   13.53   10.66   160.41
CMSV  Commty. Svgs, MHC of FL (48.5)(8)           1.01     0.93   16.29   16.29   150.10
CFTP  Community Fed. Bancorp of MS                0.66     0.57   13.33   13.33    59.86
CFFC  Community Fin. Corp. of VA                  0.71     0.68   10.05   10.01    71.32
CIBI  Community Inv. Bancorp of OH                0.71     0.71    8.32    8.32    82.49
COOP  Cooperative Bancshares of NC                0.79     0.72    9.95    9.95   125.22
CRZY  Crazy Woman Creek Bncorp of WY              0.83     0.83   16.22   16.22    69.23
CRSB  Crusader Holding Corp of PA                 0.97     0.89    6.06    5.74    52.71
DNFC  D&N Financial Corp. of MI                   1.67     1.46   11.54   11.45   207.12

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                                                                   Exhibit IV-1 (continued)
                                                                          Weekly Thrift Market Line - Part One
                                                                             Prices As Of October 30, 1998

                                                     Market Capitalization                       Price Change Data
                                                 -----------------------------      ------------------------------------------------
                                                                                      52 Week (1)                 % Change From
                                                           Shares    Market         -------------            -----------------------
                                                  Price/   Outst-   Capital-                         Last    Last   52 Wks   Dec 31,
Financial Institution                            Share(1)  anding   ization(9)       High     Low    Week    Week   Ago(2)   1997(2)
---------------------                            --------  ------   ----------       ----     ---    ----    ----   ------   -------
                                                    ($)     (000)     ($Mil)         ($)      ($)     ($)     (%)     (%)      (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
DCBI  Delphos Citizens Bancorp of OH              17.50     1,756      30.7          24.25   15.38   17.50    0.00    2.94   -15.66
DCOM  Dime Community Bancorp of NY*               23.94    11,714     280.4          29.31   15.00   23.00    4.09   13.30     0.80
ESBF  ESB Financial Corp of PA                    16.00     5,665      90.6          20.00   15.06   16.00    0.00    0.57    -8.57
EGLB  Eagle BancGroup of IL                       19.94     1,177      23.5          21.13   14.00   18.06   10.41    6.35     5.61
EBSI  Eagle Bancshares of Tucker GA               18.25     5,806     106.0          27.25   17.00   18.00    1.39    0.00   -17.05
ETFS  East Texas Fin. Serv. of TX                 10.50     1,539      16.2          16.25   10.50   10.50    0.00  -18.73   -33.67
ESBK  Elmira Svgs Bank (The) of NY*               21.00       727      15.3          32.25   16.25   20.75    1.20  -22.62   -30.00
EMLD  Emerald Financial Corp. of OH               10.75    10,297     110.7          16.00    9.00   10.50    2.38   19.44    -2.80
EFBC  Empire Federal Bancorp of MT                12.75     2,480      31.6          18.00   10.63   12.69    0.47  -21.54   -25.57
EFBI  Enterprise Fed. Bancorp of OH(8)            43.50     2,211      96.2          43.50   25.00   42.13    3.25   74.00    38.10
EQSB  Equitable FSB of Wheaton MD                 22.00     1,223      26.9          34.00   16.13   19.13   15.00   -1.12   -16.98
FCBF  FCB Fin. Corp. of Neenah WI                 24.50     3,857      94.5          34.00   22.00   24.75   -1.01  -10.91   -16.95
FFDF  FFD Financial Corp. of OH                   16.00     1,445      23.1          24.00   15.00   16.00    0.00  -14.67   -11.11
FFLC  FFLC Bancorp of Leesburg FL                 15.88     3,694      58.7          23.50   15.00   16.75   -5.19  -23.84   -26.99
FFWC  FFW Corporation of Wabash IN                15.00     1,458      21.9          21.50   14.00   14.63    2.53   -4.03   -21.05
FFYF  FFY Financial Corp. of OH                   31.00     4,011     124.3          36.88   26.25   28.00   10.71    7.83    -6.43
FMCO  FMS Financial Corp. of NJ                   10.00     7,220      72.2          16.67    8.88   10.00    0.00    5.26   -15.47
FFHH  FSF Financial Corp. of MN                   15.00     2,898      43.5          21.25   13.38   14.75    1.69  -21.05   -28.37
FBCI  Fidelity Bancorp of Chicago IL              20.75     2,833      58.8          26.00   16.00   19.50    6.41  -14.01   -19.04
FSBI  Fidelity Bancorp, Inc. of PA                17.00     1,974      33.6          28.00   16.50   16.88    0.71  -11.46   -26.72
FFFL  Fidelity Bcsh MHC of FL (47.9)              23.56     6,802      76.8          35.38   18.75   22.75    3.56  -14.33   -27.51
FFED  Fidelity Fed. Bancorp of IN                  4.88     3,127      15.3          10.50    3.75    5.00   -2.40  -49.95   -52.67
FFOH  Fidelity Financial of OH                    13.56     5,602      76.0          19.88   11.88   13.88   -2.31  -11.08   -12.52
FIBC  Financial Bancorp, Inc. of NY(8)            36.50     1,709      62.4          37.63   22.00   35.25    3.55   61.29    51.26
SBFL  Fingr Lakes Fin.MHC OF NY(33.1              10.00     3,570      11.8          24.75    9.00    9.63    3.84  -31.65   -37.50
FBSI  First Bancshares, Inc. of MO                13.25     2,214      29.3          17.50   12.50   12.75    3.92    8.70   -15.23
FBBC  First Bell Bancorp of PA                    14.50     6,229      90.3          21.63   12.88   14.25    1.75  -13.43   -23.68
FSTC  First Citizens Corp of GA                   28.00     2,795      78.3          35.50   22.00   28.13   -0.46   10.54   -17.65
FCME  First Coastal Corp. of ME*                   9.88     1,361      13.4          15.63    8.00    8.44   17.06  -20.96   -33.60
FDEF  First Defiance Fin.Corp. of OH              14.25     8,158     116.3          16.25   11.13   12.63   12.83   -7.35   -10.94
FESX  First Essex Bancorp of MA*                  16.88     7,564     127.7          26.13   13.75   16.50    2.30  -15.09   -27.40
FFSX  First FSB MHC Sxld of IA(46.3)(8)           20.00     2,845      26.3          39.00   20.00   20.25   -1.23  -37.98   -37.01
FFES  First Fed of E. Hartford CT                 25.50     2,743      69.9          42.25   20.50   24.56    3.83  -28.43   -31.54
BDJI  First Fed. Bancorp. of MN                   13.50       998      13.5          22.00   13.50   13.50    0.00  -17.78   -38.64
FFBH  First Fed. Bancshares of AR                 19.25     4,871      93.8          30.25   16.00   17.75    8.45   -8.33   -18.95
FTFC  First Fed. Capital Corp. of WI              15.25    18,472     281.7          18.38   11.88   14.75    3.39   11.89    -9.98
FFKY  First Fed. Fin. Corp. of KY                 25.75     4,130     106.3          28.75   20.50   25.50    0.98   21.18    13.19
FFBZ  First Federal Bancorp of OH                 12.00     3,151      37.8          14.50    9.63   10.38   15.61   24.61    13.64
FFCH  First Fin. Holdings Inc. of SC              19.25    13,659     262.9          27.00   14.50   19.00    1.32    4.05   -27.52
FFHS  First Franklin Corp. of OH                  13.50     1,704      23.0          20.83   12.50   13.50    0.00  -11.94   -35.19
FGHC  First Georgia Hold. Corp of GA               8.75     4,799      42.0          15.75    5.33    8.50    2.94   61.44    38.23
FFSL  First Independence Corp. of KS              10.25       959       9.8          15.63    9.75    9.75    5.13  -30.51   -26.79
FISB  First Indiana Corp. of IN                   18.75    12,708     238.3          30.00   17.38   19.00   -1.32   -9.99   -25.62
FKAN  First Kansas Financial of KS                10.06     1,554      15.6          12.50    9.00   10.00    0.60    0.60     0.60
FKFS  First Keystone Fin. Corp of PA              15.38     2,413      37.1          21.75   11.75   15.00    2.53    4.70   -13.98
FLKY  First Lancaster Bncshrs of KY               12.75       959      12.2          16.13   12.00   12.25    4.08  -20.31   -20.01
FLFC  First Liberty Fin. Corp. of GA              19.88    13,369     265.8          25.50   17.00   18.94    4.96   14.71    -6.80
CASH  First Midwest Fin., Inc. of IA              15.50     2,614      40.5          24.88   15.38   16.50   -6.06  -23.46   -31.11
FMBD  First Mutual Bancorp Inc of IL(8)           17.00     3,531      60.0          25.00   14.75   16.88    0.71   -3.57   -32.00
FMSB  First Mutual SB of Bellevue WA*             12.50     4,245      53.1          19.00   11.94   14.00  -10.71  -30.25   -32.43
FNGB  First Northern Cap. Corp of WI              11.50     8,802     101.2          14.00    9.50   10.25   12.20  -15.63   -17.86
FWWB  First Savings Bancorp of WA                 22.00    11,699     257.4          25.97   19.38   22.63   -2.78    2.42   -12.00
FSFF  First SecurityFed Fin of IL                 14.00     6,408      89.7          17.25   10.69   14.13   -0.92   40.00   -11.11
FSLA  First Source Bancorp of NJ                   8.63    31,740     273.9          13.93    6.75    8.31    3.85  -19.57   -38.05
SOPN  First Svgs Bancorp of NC                    22.75     3,711      84.4          26.00   20.88   23.25   -2.15    3.41   -10.78











                                                     Current Per Share Financials
                                                -----------------------------------------
                                                                        Tangible
                                                Trailing  12 Mo.   Book   Book
                                                 12 Mo.    Core   Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4)  Share
---------------------                            ------   ------  -----  -------   -----
                                                   ($)      ($)    ($)     ($)      ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
DCBI  Delphos Citizens Bancorp of OH               0.96    0.96   15.62   15.62    64.68
DCOM  Dime Community Bancorp of NY*                1.12    1.09   15.91   13.86   138.63
ESBF  ESB Financial Corp of PA                     1.03    1.03   12.01   10.72   166.91
EGLB  Eagle BancGroup of IL                        0.52    0.18   17.82   17.82   147.91
EBSI  Eagle Bancshares of Tucker GA                1.49    1.45   13.36   13.36   192.94
ETFS  East Texas Fin. Serv. of TX                  0.41    0.35   13.77   13.77    79.66
ESBK  Elmira Svgs Bank (The) of NY*                1.48    1.56   19.97   19.97   318.74
EMLD  Emerald Financial Corp. of OH                0.67    0.61    5.10    5.04    59.96
EFBC  Empire Federal Bancorp of MT                 0.64    0.64   15.62   15.62    43.12
EFBI  Enterprise Fed. Bancorp of OH(8)             1.03    0.88   16.47   16.06   165.37
EQSB  Equitable FSB of Wheaton MD                  1.86    1.76   14.67   14.67   286.64
FCBF  FCB Fin. Corp. of Neenah WI                  1.51    1.12   19.42   19.42   134.24
FFDF  FFD Financial Corp. of OH                    0.68    0.48   10.95   10.95    62.95
FFLC  FFLC Bancorp of Leesburg FL                  1.13    1.13   14.30   14.30   114.30
FFWC  FFW Corporation of Wabash IN                 1.30    1.14   13.12   12.07   139.45
FFYF  FFY Financial Corp. of OH                    1.93    1.89   21.00   21.00   162.49
FMCO  FMS Financial Corp. of NJ                    0.73    0.73    5.67    5.63    93.31
FFHH  FSF Financial Corp. of MN                    1.10    1.04   14.91   14.91   142.88
FBCI  Fidelity Bancorp of Chicago IL               0.33    1.04   18.77   18.74   177.09
FSBI  Fidelity Bancorp, Inc. of PA                 1.45    1.42   14.23   14.23   200.70
FFFL  Fidelity Bcsh MHC of FL (47.9)               1.15    0.92   13.28   12.90   215.87
FFED  Fidelity Fed. Bancorp of IN                 -0.25   -0.19    4.28    4.28    63.14
FFOH  Fidelity Financial of OH                     0.85    0.82   11.78   10.48    94.95
FIBC  Financial Bancorp, Inc. of NY(8)             1.69    1.64   16.81   16.74   199.53
SBFL  Fingr Lakes Fin.MHC OF NY(33.1               0.28    0.22    6.12    6.12    72.38
FBSI  First Bancshares, Inc. of MO                 0.83    0.83   11.00   10.55    77.77
FBBC  First Bell Bancorp of PA                     1.21    1.20   12.34   12.34   121.47
FSTC  First Citizens Corp of GA                    2.20    1.99   12.72   10.17   126.02
FCME  First Coastal Corp. of ME*                   0.90    0.81   11.29   11.29   126.17
FDEF  First Defiance Fin.Corp. of OH               0.66    0.63   12.66   12.66    71.36
FESX  First Essex Bancorp of MA*                   1.39    1.19   12.40    9.00   173.82
FFSX  First FSB MHC Sxld of IA(46.3)(8)            1.20    1.17   14.77   11.90   193.88
FFES  First Fed of E. Hartford CT                  2.13    2.30   25.73   25.73   357.42
BDJI  First Fed. Bancorp. of MN                    0.81    0.82   12.71   12.71   121.56
FFBH  First Fed. Bancshares of AR                  1.14    1.13   17.46   17.46   118.69
FTFC  First Fed. Capital Corp. of WI               1.02    0.70    6.43    6.12    85.77
FFKY  First Fed. Fin. Corp. of KY                  1.53    1.47   13.24   12.57    99.19
FFBZ  First Federal Bancorp of OH                  0.54    0.51    5.23    5.23    65.81
FFCH  First Fin. Holdings Inc. of SC               1.16    1.11    8.90    8.90   137.21
FFHS  First Franklin Corp. of OH                   1.10    0.95   12.72   12.67   139.48
FGHC  First Georgia Hold. Corp of GA               0.41    0.41    3.07    2.87    37.68
FFSL  First Independence Corp. of KS               0.88    0.88   12.32   12.32   128.64
FISB  First Indiana Corp. of IN                    1.47    1.04   12.61   12.47   137.77
FKAN  First Kansas Financial of KS                 0.46    0.45   13.46   13.28    68.21
FKFS  First Keystone Fin. Corp of PA               1.14    1.01   10.53   10.53   162.03
FLKY  First Lancaster Bncshrs of KY                0.53    0.53   14.73   14.73    56.04
FLFC  First Liberty Fin. Corp. of GA               0.68    0.75    8.78    8.03   113.08
CASH  First Midwest Fin., Inc. of IA               1.09    0.98   16.41   14.65   161.15
FMBD  First Mutual Bancorp Inc of IL(8)            0.39    0.30   15.72   12.23   107.49
FMSB  First Mutual SB of Bellevue WA*              1.20    1.01    8.02    8.02   110.92
FNGB  First Northern Cap. Corp of WI               0.74    0.69    8.54    8.54    78.43
FWWB  First Savings Bancorp of WA                  1.12    1.04   12.84   11.90    98.65
FSFF  First SecurityFed Fin of IL                  0.53    0.79   14.05   14.01    51.66
FSLA  First Source Bancorp of NJ                   0.36    0.35    8.17    7.91    38.47
SOPN  First Svgs Bancorp of NC                     1.42    1.42   18.73   18.73    81.96

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                                                                   Exhibit IV-1 (continued)
                                                                          Weekly Thrift Market Line - Part One
                                                                             Prices As Of October 30, 1998

                                                     Market Capitalization                       Price Change Data
                                                 -----------------------------      ------------------------------------------------
                                                                                      52 Week (1)                 % Change From
                                                           Shares    Market         -------------            -----------------------
                                                  Price/   Outst-   Capital-                         Last    Last   52 Wks   Dec 31,
Financial Institution                            Share(1)  anding   ization(9)       High     Low    Week    Week   Ago(2)   1997(2)
---------------------                            --------  ------   ----------       ----     ---    ----    ----   ------   -------
                                                    ($)     (000)     ($Mil)         ($)      ($)     ($)     (%)     (%)      (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FBNW  FirstBank Corp of Clarkston WA              15.88     1,984       31.5         23.75   13.25   15.75    0.83   -3.05   -15.89
FFDB  FirstFed Bancorp, Inc. of AL                 9.75     2,434       23.7         15.94    9.75    9.75    0.00  -11.36    -9.81
FSPT  FirstSpartan Fin. Corp. of SC               34.38     4,209      144.7         47.25   24.50   31.25   10.02   -3.51   -14.58
FLAG  Flag Financial Corp of GA                   12.88     5,175       66.7         19.38   11.00   12.00    7.33   15.31   -10.12
FLGS  Flagstar Bancorp, Inc of MI                 24.00    13,670      328.1         28.38   17.75   23.63    1.57   29.73    21.21
FFIC  Flushing Fin. Corp. of NY*                  15.31    11,337      173.6         19.92   12.00   15.00    2.07    9.36    -3.83
FBHC  Fort Bend Holding Corp. of TX(8)            21.25     1,866       39.7         28.00   16.63   20.00    6.25    6.25    -2.30
FTSB  Fort Thomas Fin. Corp. of KY                11.00     1,474       16.2         15.75   10.25   11.00    0.00  -17.79   -28.48
FKKY  Frankfort First Bancorp of KY               15.38     1,584       24.4         19.50   13.63   14.25    7.93  -19.05   -12.76
FTNB  Fulton Bancorp, Inc. of MO                  15.50     1,719       26.6         24.00   15.50   16.00   -3.13  -23.00   -29.96
GUPB  GFSB Bancorp, Inc of Gallup NM              14.25     1,166       16.6         17.00   13.00   14.25    0.00    0.56     1.21
GSLA  GS Financial Corp. of LA                    13.50     3,267       44.1         21.00   10.38   12.75    5.88  -20.02   -35.71
GOSB  GSB Financial Corp. of NY*                  13.00     2,212       28.8         18.94    8.31   13.00    0.00  -13.33   -28.02
GBNK  Gaston Fed Bncp MHC of NC(47.0              13.13     4,497       27.7         18.06   10.00   12.88    1.94   31.30    31.30
GFCO  Glenway Financial Corp. of OH               19.50     2,283       44.5         24.25   15.00   19.00    2.63   20.00     4.00
GTPS  Great American Bancorp of IL                17.00     1,371       23.3         23.00   15.00   16.00    6.25  -10.53   -10.53
PEDE  Great Pee Dee Bancorp of SC                 13.00     2,202       28.6         17.38   10.63   12.38    5.01   30.00   -19.40
GSFC  Green Street Fin. Corp. of NC               12.88     4,083       52.6         18.81   11.25   13.50   -4.59  -27.44   -29.42
GFED  Guaranty Fed Bancshares of MO               12.50     5,917       74.0         14.34   10.13   10.38   20.42    6.11    -2.95
HCBBE HCB Bancshares of Camden AR                  9.25     2,645       24.5         16.13    8.38    8.63    7.18  -29.55   -36.21
HEMT  HF Bancorp of Hemet CA                      16.75     6,391      107.0         18.25   12.00   16.00    4.69    6.35    -4.29
HFFC  HF Financial Corp. of SD                    14.00     4,284       60.0         24.17   12.13   14.00    0.00  -16.82   -20.77
HMNF  HMN Financial, Inc. of MN                   13.38     5,430       72.7         21.67   11.00   11.88   12.63  -18.06   -38.26
HALL  Hallmark Capital Corp. of WI                12.38     2,939       36.4         18.00    9.50   11.88    4.21   -9.96   -27.18
HRBF  Harbor Federal Bancorp of MD                20.50     1,863       38.2         23.41   17.00   20.00    2.50   15.62   -10.71
HARB  Harbor Florida Bancshrs of FL               10.94    30,910      338.2         13.50    8.75   10.63    2.92    2.53    -0.73
HFSA  Hardin Bancorp of Hardin MO                 18.13       816       14.8         20.00   14.25   16.00   13.31    0.72    -0.66
HARL  Harleysville SB of PA                       29.13     1,675       48.8         35.00   27.50   29.13    0.00   -0.41     5.93
HFGI  Harrington Fin. Group of IN                  8.25     3,205       26.4         13.25    8.13    8.50   -2.94  -32.65   -36.54
HARS  Harris Fin. MHC of PA (24.9)                15.56    33,992      131.4         27.88   11.00   14.88    4.57  -16.66   -21.73
HFFB  Harrodsburg 1st Fin Bcrp of KY              14.50     1,930       28.0         18.00   14.00   14.50    0.00  -12.12   -13.43
HHFC  Harvest Home Fin. Corp. of OH               12.00       879       10.5         16.75   11.75   12.00    0.00  -17.24   -23.81
HAVN  Haven Bancorp of Woodhaven NY               13.88     8,851      122.9         28.75   10.50   13.69    1.39  -35.83   -38.31
HTHR  Hawthorne Fin. Corp. of CA                  15.38     3,170       48.8         24.00   12.00   15.13    1.65  -12.76   -23.60
HMLK  Hemlock Fed. Fin. Corp. of IL               14.50     1,878       27.2         19.00   13.13   13.88    4.47  -14.71   -15.35
HBSC  Heritage Bancorp, Inc of SC                 17.88     4,629       82.8         22.38   14.00   17.25    3.65   19.20    19.20
HFWA  Heritage Financial Corp of WA               10.94     9,656      105.6         15.94    9.63   10.38    5.39    9.40     9.40
HCBC  High Country Bancorp of CO                  10.50     1,323       13.9         15.50   10.25   11.75  -10.64    5.00   -32.26
HBNK  Highland Bancorp of CA                      34.00     2,179       74.1         43.50   32.00   36.13   -5.90    6.25     3.82
HIFS  Hingham Inst. for Sav. of MA*               16.75     1,964       32.9         24.67   15.00   17.25   -2.90  -11.84   -12.62
HBEI  Home Bancorp of Elgin IL(8)                 14.13     6,659       94.1         19.13   10.50   12.75   10.82  -18.70   -20.97
HBFW  Home Bancorp of Fort Wayne IN               26.63     2,351       62.6         37.63   24.00   26.63    0.00   10.96    -9.73
HCFC  Home City Fin. Corp. of OH                  13.75       905       12.4         22.75   11.00   12.50   10.00  -11.29   -25.68
HOMF  Home Fed Bancorp of Seymour IN              23.75     5,142      122.1         33.75   20.50   23.75    0.00   -2.38    -8.65
HWEN  Home Financial Bancorp of IN                 6.50       929        6.0          9.75    6.50    6.50    0.00  -20.63   -29.73
HLFC  Home Loan Financial Corp of OH              12.56     2,248       28.2         16.75   11.45   12.06    4.15   25.60    25.60
HPBC  Home Port Bancorp, Inc. of MA*              20.13     1,842       37.1         27.63   19.13   19.88    1.26  -13.42   -12.97
HSTD  Homestead Bancorp, Inc. of LA                8.00     1,478       11.8          9.31    3.41    7.88    1.52  -20.00    39.13
HFBC  HopFed Bancorp of KY                        17.50     4,034       70.6         21.88   15.25   17.06    2.58   75.00    75.00
HZFS  Horizon Fin'l. Services of IA               14.13       880       12.4         16.88   11.00   14.25   -0.84   26.95    17.75
HRZB  Horizon Financial Corp. of WA*              14.00     7,484      104.8         19.25   12.50   13.19    6.14  -15.15   -21.13
HRBT  Hudson River Bancorp Inc of NY              10.31    17,854      184.1         13.69    8.88   10.06    2.49    3.10     3.10
ITLA  ITLA Capital Corp of CA*                    15.25     7,610      116.1         24.00    9.00   14.13    7.93  -23.29   -20.78
ICBC  Independence Comm Bnk Cp of NY              13.69    76,044    1,041.0         19.13   11.00   13.25    3.32   36.90    36.90
IFSB  Independence FSB of DC                      12.50     1,281       16.0         21.63   11.75   12.50    0.00   -7.41   -26.47











                                                     Current Per Share Financials
                                                -----------------------------------------
                                                                        Tangible
                                                Trailing  12 Mo.   Book  Book
                                                 12 Mo.    Core   Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4)  Share
---------------------                            ------   ------  -----  -------   -----
                                                   ($)      ($)    ($)     ($)      ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FBNW  FirstBank Corp of Clarkston WA               0.97    0.55   15.32   15.32    98.00
FFDB  FirstFed Bancorp, Inc. of AL                 0.66    0.66    7.31    6.75    73.91
FSPT  FirstSpartan Fin. Corp. of SC                1.79    1.74   29.88   29.88   122.93
FLAG  Flag Financial Corp of GA                    0.39    0.27    4.26    4.26    47.92
FLGS  Flagstar Bancorp, Inc of MI                  2.20    2.20   10.44   10.16   188.24
FFIC  Flushing Fin. Corp. of NY*                   0.84    0.84   12.33   11.87    96.31
FBHC  Fort Bend Holding Corp. of TX(8)             1.11    0.73   12.19   11.53   170.60
FTSB  Fort Thomas Fin. Corp. of KY                 0.80    0.80   11.05   11.05    68.76
FKKY  Frankfort First Bancorp of KY                1.00    1.00   14.33   14.33    84.90
FTNB  Fulton Bancorp, Inc. of MO                   0.66    0.51   14.83   14.83    64.05
GUPB  GFSB Bancorp, Inc of Gallup NM               0.75    0.75   12.19   12.19   105.67
GSLA  GS Financial Corp. of LA                     0.46    0.40   16.01   16.01    44.43
GOSB  GSB Financial Corp. of NY*                   0.42    0.40   14.54   14.54    58.36
GBNK  Gaston Fed Bncp MHC of NC(47.0               0.33    0.30    9.14    9.14    45.06
GFCO  Glenway Financial Corp. of OH                1.18    1.18   12.80   12.70   132.87
GTPS  Great American Bancorp of IL                 0.74    0.74   19.77   19.77   108.20
PEDE  Great Pee Dee Bancorp of SC                  0.59    0.59   14.29   14.29    31.06
GSFC  Green Street Fin. Corp. of NC                0.69    0.69   14.81   14.81    42.44
GFED  Guaranty Fed Bancshares of MO                0.48    0.47   11.95   11.95    43.95
HCBBE HCB Bancshares of Camden AR                  0.25    0.25   14.45   14.28    83.79
HEMT  HF Bancorp of Hemet CA                       0.02    0.10   13.11   11.21   163.64
HFFC  HF Financial Corp. of SD                     1.51    1.31   13.21   13.21   133.07
HMNF  HMN Financial, Inc. of MN                    0.96    0.68   13.04   11.96   133.55
HALL  Hallmark Capital Corp. of WI                 0.95    0.89   11.38   11.38   149.16
HRBF  Harbor Federal Bancorp of MD                 0.94    0.91   15.94   15.94   126.53
HARB  Harbor Florida Bancshrs of FL                0.53    0.50    8.37    8.27    42.67
HFSA  Hardin Bancorp of Hardin MO                  1.01    0.88   16.51   16.51   163.38
HARL  Harleysville SB of PA                        2.08    2.08   15.14   15.14   236.05
HFGI  Harrington Fin. Group of IN                 -0.58   -0.21    7.07    7.07   151.14
HARS  Harris Fin. MHC of PA (24.9)                 0.54    0.44    5.56    5.02    68.42
HFFB  Harrodsburg 1st Fin Bcrp of KY               0.77    0.77   14.99   14.99    56.49
HHFC  Harvest Home Fin. Corp. of OH                0.63    0.63   11.73   11.73   103.39
HAVN  Haven Bancorp of Woodhaven NY                1.00    1.06   13.33   12.74   255.93
HTHR  Hawthorne Fin. Corp. of CA                   3.11    3.40   15.06   15.06   378.97
HMLK  Hemlock Fed. Fin. Corp. of IL                0.87    0.86   15.50   15.50   102.38
HBSC  Heritage Bancorp, Inc of SC                  0.76    0.76   20.46   20.46    65.00
HFWA  Heritage Financial Corp of WA                0.42    0.24    9.72    8.83    43.07
HCBC  High Country Bancorp of CO                   0.55    0.55   13.82   13.82    76.03
HBNK  Highland Bancorp of CA                       3.36    2.96   20.70   20.70   263.15
HIFS  Hingham Inst. for Sav. of MA*                1.44    1.42   11.48   11.48   121.77
HBEI  Home Bancorp of Elgin IL(8)                  0.37    0.37   14.42   14.42    55.21
HBFW  Home Bancorp of Fort Wayne IN                1.26    1.23   18.27   18.27   153.25
HCFC  Home City Fin. Corp. of OH                   1.05    1.04   11.96   11.96    86.23
HOMF  Home Fed Bancorp of Seymour IN               2.02    1.58   13.02   12.69   139.94
HWEN  Home Financial Bancorp of IN                 0.42    0.32    8.08    8.08    45.81
HLFC  Home Loan Financial Corp of OH               0.41    0.41   14.04   14.04    36.44
HPBC  Home Port Bancorp, Inc. of MA*               1.72    1.97   12.32   12.32   141.40
HSTD  Homestead Bancorp, Inc. of LA                0.36    0.36   10.40   10.40    48.02
HFBC  HopFed Bancorp of KY                         0.72    0.72   14.46   14.46    54.00
HZFS  Horizon Fin'l. Services of IA                0.67    0.80    9.65    9.65   102.21
HRZB  Horizon Financial Corp. of WA*               1.12    1.09   11.41   11.41    73.90
HRBT  Hudson River Bancorp Inc of NY               0.41    0.47   12.20   12.20    45.63
ITLA  ITLA Capital Corp of CA*                     1.81    1.81   14.00   13.97   134.21
ICBC  Independence Comm Bnk Cp of NY              -0.53    0.45   12.63   11.93    62.94
IFSB  Independence FSB of DC                       4.18    3.32   16.53   15.10   207.60

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                                                                   Exhibit IV-1 (continued)
                                                                          Weekly Thrift Market Line - Part One
                                                                             Prices As Of October 30, 1998

                                                     Market Capitalization                       Price Change Data
                                                 -----------------------------      ------------------------------------------------
                                                                                      52 Week (1)                 % Change From
                                                           Shares    Market         -------------            -----------------------
                                                  Price/   Outst-   Capital-                         Last    Last   52 Wks   Dec 31,
Financial Institution                            Share(1)  anding   ization(9)       High     Low    Week    Week   Ago(2)   1997(2)
---------------------                            --------  ------   ----------       ----     ---    ----    ----   ------   -------
                                                    ($)     (000)     ($Mil)         ($)      ($)     ($)     (%)     (%)      (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
INBI  Industrial Bancorp of OH                    19.00     4,999      95.0          25.00   16.25   18.50    2.70    8.39     7.04
IWBK  Interwest Bancorp of WA                     26.56    15,651     415.7          31.33   17.75   26.00    2.15    6.24     5.52
IPSW  Ipswich SB of Ipswich MA*                   13.00     2,392      31.1          20.75   10.75   13.00    0.00    4.00   -21.21
JXVL  Jacksonville Bancorp of TX                  14.75     2,422      35.7          23.25   14.38   15.00   -1.67  -19.75   -36.56
JXSB  Jcksnville SB,MHC of IL (45.6)              14.25     1,908      12.4          25.50   13.50   13.50    5.56  -19.35   -28.75
JSBA  Jefferson Svgs Bancorp of MO                16.13    10,030     161.8          31.88   11.00   15.50    4.06  -22.27   -21.32
KSBK  KSB Bancorp of Kingfield ME*                13.00     1,261      16.4          22.50   12.00   13.38   -2.84   -7.14   -42.22
KFBI  Klamath First Bancorp of OR                 18.25     9,917     181.0          23.06   14.00   17.88    2.07  -19.35   -15.12
LSBI  LSB Fin. Corp. of Lafayette IN              29.50       933      27.5          32.00   23.81   28.50    3.51   20.85     8.70
LVSB  Lakeview Financial of NJ                    18.50     4,880      90.3          28.75   13.50   17.44    6.08  -24.12   -27.45
LARK  Landmark Bancshares, Inc of KS              21.38     1,549      33.1          29.25   19.50   21.00    1.81   -8.04   -14.07
LARL  Laurel Capital Group of PA                  19.00     2,206      41.9          23.50   16.50   17.38    9.32   10.66   -12.32
LSBX  Lawrence Savings Bank of MA*                12.75     4,331      55.2          19.31    9.63   13.50   -5.56   -8.14   -22.16
LFED  Leeds Fed Bksr MHC of MD (36.3              14.25     5,196      26.8          23.50   11.75   14.50   -1.72  -33.47   -34.48
LXMO  Lexington B&L Fin. Corp. of MO              11.75     1,009      11.9          17.88   11.75   11.75    0.00  -28.79   -33.80
LIBB  Liberty Bancorp MHC of NJ (47)               9.63     3,901      17.7          11.69    7.25    9.25    4.11   -3.70    -3.70
LFCO  Life Financial Corp of CA(8)                 4.00     6,562      26.2          25.38    2.25    4.13   -3.15  -75.95   -68.33
LFBI  Little Falls Bancorp of NJ                  15.38     2,478      38.1          22.25   11.50   14.50    6.07  -16.86   -24.98
LOGN  Logansport Fin. Corp. of IN                 14.25     1,262      18.0          19.63   13.50   13.75    3.64   -9.52   -20.83
MAFB  MAF Bancorp, Inc. of IL                     24.50    22,393     548.6          28.83   19.38   23.00    6.52   15.73     3.90
MBLF  MBLA Financial Corp. of MO                  20.25     1,247      25.3          30.63   18.25   20.50   -1.22  -21.36   -33.61
MECH  MECH Financial Inc of CT*                   24.25     5,295     128.4          31.81   20.63   24.13    0.50    1.04    -6.95
MFBC  MFB Corp. of Mishawaka IN                   20.75     1,474      30.6          30.38   18.00   20.00    3.75   -8.79   -31.70
MSBF  MSB Financial, Inc of MI                    15.25     1,338      20.4          17.73   13.75   14.00    8.93   -6.78   -11.70
MARN  Marion Capital Holdings of IN               22.13     1,619      35.8          29.50   21.00   22.63   -2.21  -17.67   -18.43
MRKF  Market Fin. Corp. of OH                     11.00     1,336      14.7          20.25   10.00   11.00    0.00  -26.67   -29.62
MASB  MassBank Corp. of Reading MA*               36.50     3,554     129.7          54.25   29.50   35.50    2.82  -13.61   -23.37
MFLR  Mayflower Co-Op. Bank of MA*                21.00       900      18.9          27.50   17.00   21.00    0.00  -10.64   -21.50
MDBK  Medford Bancorp, Inc. of MA*                15.50     8,717     135.1          22.13   13.50   17.38  -10.82  -11.43   -21.04
MWBX  MetroWest Bank of MA*                        6.63    14,258      94.5           9.50    5.75    6.13    8.16  -18.45   -26.33
METF  Metropolitan Fin. Corp. of OH               10.25     7,051      72.3          18.88    9.00   10.13    1.18  -13.72   -33.87
MIFC  Mid Iowa Financial Corp. of IA(8)           13.50     1,735      23.4          14.00   10.13   13.44    0.45   30.06    17.39
MCBN  Mid-Coast Bancorp of ME                      9.00       713       6.4          14.00    7.50    8.00   12.50   -3.64   -10.00
MWBI  Midwest Bancshares, Inc. of IA              12.00     1,071      12.9          19.50   10.75   12.00    0.00  -26.92   -34.25
MFFC  Milton Fed. Fin. Corp. of OH                14.38     2,237      32.2          17.00   12.31   13.00   10.62   -8.00    -6.50
MBSP  Mitchell Bancorp, Inc. of NC(8)             15.75       931      14.7          18.50   14.00   14.00   12.50   -7.35    -7.35
MBBC  Monterey Bay Bancorp of CA                  11.00     3,923      43.2          21.40   10.75   11.63   -5.42  -28.57   -29.49
MONT  Montgomery Fin. Corp. of IN                 11.00     1,653      18.2          13.63    9.75   10.50    4.76  -13.73   -14.60
MSBK  Mutual SB, FSB of Bay City MI                7.75     4,290      33.2          14.13    5.75    7.25    6.90  -38.00   -40.38
MYST  Mystic Financial of MA*                     13.63     2,574      35.1          18.56    9.75   12.25   11.27   36.30    36.30
NHTB  NH Thrift Bancshares of NH                  17.00     2,095      35.6          22.50   12.00   17.50   -2.86  -25.27   -17.07
NSLB  NS&L Bancorp, Inc of Neosho MO              13.50       686       9.3          19.25   13.25   13.25    1.89  -27.03   -28.50
NSSY  NSS Bancorp of CT(8)*                       46.63     2,378     110.9          58.75   35.00   46.00    1.37   31.35    23.52
NMSB  Newmil Bancorp, Inc. of CT*                 12.00     3,837      46.0          14.63   10.00   13.00   -7.69   -7.69    -7.69
NBCP  Niagara Bancorp of NY MHC(45.4*             11.00    29,756     148.5          17.00    8.50   10.00   10.00   10.00    10.00
NBSI  North Bancshares of Chicago IL              12.00     1,271      15.3          18.83   11.00   11.00    9.09  -30.76   -32.89
FFFD  North Central Bancshares of IA              16.75     3,104      52.0          24.88   15.00   16.75    0.00   -7.61   -15.74
NEIB  Northeast Indiana Bncrp of IN               18.00     1,650      29.7          22.75   16.38   16.88    6.64   -7.69   -18.66
NWSB  Northwest Bcrp MHC of PA (30.8              11.88    46,865     171.5          18.00    9.00   10.25   15.90  -21.48   -15.92
NWEQ  Northwest Equity Corp. of WI                17.75       825      14.6          22.25   15.63   17.00    4.41    2.90   -14.46
NTMG  Nutmeg FS&LA of CT                          13.00     1,077      14.0          13.00    8.72   12.00    8.33   45.90    23.81
OHSL  OHSL Financial Corp. of OH                  14.63     2,496      36.5          18.38   12.88   14.63    0.00    4.50     8.37
OCFC  Ocean Fin. Corp. of NJ                      14.50    14,757     214.0          20.00   12.00   14.25    1.75  -22.29   -22.17
OTFC  Oregon Trail Fin. Corp. of OR               13.38     4,695      62.8          18.50   11.00   13.00    2.92  -17.66   -23.01
OFCP  Ottawa Financial Corp. of MI                21.00     5,717     120.1          30.91   18.88   20.00    5.00  -12.83   -32.06











                                                     Current Per Share Financials
                                                -----------------------------------------
                                                                        Tangible
                                                Trailing  12 Mo.   Book  Book
                                                 12 Mo.    Core   Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4)  Share
---------------------                            ------   ------  -----  -------   -----
                                                   ($)      ($)    ($)     ($)      ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
INBI  Industrial Bancorp of OH                     1.07   1.07   12.23   12.23    76.58
IWBK  Interwest Bancorp of WA                      1.29   1.09    9.03    8.89   133.60
IPSW  Ipswich SB of Ipswich MA*                    1.09   0.87    5.45    5.45    97.68
JXVL  Jacksonville Bancorp of TX                   1.30   1.30   14.48   14.48   100.20
JXSB  Jcksnville SB,MHC of IL (45.6)               0.52   0.33    9.38    9.38    88.96
JSBA  Jefferson Svgs Bancorp of MO                 0.98   0.87   11.84    9.50   123.81
KSBK  KSB Bancorp of Kingfield ME*                 1.33   1.33    9.54    8.30   122.63
KFBI  Klamath First Bancorp of OR                  0.90   0.89   14.22   13.03   101.71
LSBI  LSB Fin. Corp. of Lafayette IN               1.89   1.62   19.70   19.70   234.33
LVSB  Lakeview Financial of NJ                     1.94   0.83   11.60    7.78   121.69
LARK  Landmark Bancshares, Inc of KS               1.58   1.33   19.35   19.35   148.05
LARL  Laurel Capital Group of PA                   1.38   1.42   10.66   10.66   100.17
LSBX  Lawrence Savings Bank of MA*                 2.12   2.09    9.61    9.61    79.63
LFED  Leeds Fed Bksr MHC of MD (36.3               0.64   0.64    9.49    9.49    58.26
LXMO  Lexington B&L Fin. Corp. of MO               0.62   0.62   15.17   14.15    94.45
LIBB  Liberty Bancorp MHC of NJ (47)               0.32   0.32    8.59    8.59    65.46
LFCO  Life Financial Corp of CA(8)                 2.10   2.19    9.10    9.10    72.00
LFBI  Little Falls Bancorp of NJ                   0.76   0.76   14.90   13.82   141.79
LOGN  Logansport Fin. Corp. of IN                  1.02   1.03   13.46   13.46    71.52
MAFB  MAF Bancorp, Inc. of IL                      1.67   1.60   12.50   11.16   159.41
MBLF  MBLA Financial Corp. of MO                   1.51   1.49   22.33   22.33   162.97
MECH  MECH Financial Inc of CT*                    1.62   1.61   17.51   17.51   180.30
MFBC  MFB Corp. of Mishawaka IN                    1.46   1.42   22.46   22.46   197.38
MSBF  MSB Financial, Inc of MI                     0.91   0.79    9.95    9.95    59.77
MARN  Marion Capital Holdings of IN                1.44   1.44   23.26   22.76   119.80
MRKF  Market Fin. Corp. of OH                      0.46   0.46   11.78   11.78    40.16
MASB  MassBank Corp. of Reading MA*                3.03   2.61   30.77   30.37   261.58
MFLR  Mayflower Co-Op. Bank of MA*                 1.67   1.45   14.67   14.46   158.85
MDBK  Medford Bancorp, Inc. of MA*                 1.37   1.30   11.64   11.05   130.24
MWBX  MetroWest Bank of MA*                        0.54   0.54    3.39    3.39    46.18
METF  Metropolitan Fin. Corp. of OH                0.93   0.80    5.61    5.20   150.18
MIFC  Mid Iowa Financial Corp. of IA(8)            0.79   0.78    7.73    7.72    77.83
MCBN  Mid-Coast Bancorp of ME                      0.61   0.53    7.35    7.35    91.60
MWBI  Midwest Bancshares, Inc. of IA               1.35   1.08   10.64   10.64   148.89
MFFC  Milton Fed. Fin. Corp. of OH                 0.67   0.54   11.64   11.64   105.10
MBSP  Mitchell Bancorp, Inc. of NC(8)              0.47   0.47   15.72   15.72    40.07
MBBC  Monterey Bay Bancorp of CA                   0.33   0.33   11.97   10.95   111.19
MONT  Montgomery Fin. Corp. of IN                  0.59   0.59   12.14   12.14    70.88
MSBK  Mutual SB, FSB of Bay City MI               -1.91  -0.65    7.94    7.94   143.08
MYST  Mystic Financial of MA*                      0.62   0.58   14.04   14.04    77.33
NHTB  NH Thrift Bancshares of NH                   1.38   1.28   12.60   11.01   154.81
NSLB  NS&L Bancorp, Inc of Neosho MO               0.60   0.59   16.87   16.76    91.32
NSSY  NSS Bancorp of CT(8)*                        2.18   1.92   23.19   22.62   274.11
NMSB  Newmil Bancorp, Inc. of CT*                  0.78   0.61    8.71    8.71    95.80
NBCP  Niagara Bancorp of NY MHC(45.4*              0.26   0.40    8.60    8.60    45.21
NBSI  North Bancshares of Chicago IL               0.36   0.32   10.50   10.50    97.02
FFFD  North Central Bancshares of IA               1.43   1.41   15.85   13.73   106.68
NEIB  Northeast Indiana Bncrp of IN                1.40   1.40   16.07   16.07   123.19
NWSB  Northwest Bcrp MHC of PA (30.8               0.45   0.44    4.65    4.18    54.68
NWEQ  Northwest Equity Corp. of WI                 1.44   1.34   14.25   14.25   116.91
NTMG  Nutmeg FS&LA of CT                           0.87   0.46    6.31    6.31   104.10
OHSL  OHSL Financial Corp. of OH                   0.83   0.77   10.76   10.76    99.30
OCFC  Ocean Fin. Corp. of NJ                       0.93   0.93   14.29   14.22   104.24
OTFC  Oregon Trail Fin. Corp. of OR                0.69   0.69   14.47   14.47    54.62
OFCP  Ottawa Financial Corp. of MI                 1.38   1.23   13.23   10.85   160.90

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                                                                   Exhibit IV-1 (continued)
                                                                          Weekly Thrift Market Line - Part One
                                                                             Prices As Of October 30, 1998

                                                     Market Capitalization                       Price Change Data
                                                 -----------------------------      ------------------------------------------------
                                                                                      52 Week (1)                 % Change From
                                                           Shares    Market         -------------            -----------------------
                                                  Price/   Outst-   Capital-                         Last    Last   52 Wks   Dec 31,
Financial Institution                            Share(1)  anding   ization(9)       High     Low    Week    Week   Ago(2)   1997(2)
---------------------                            --------  ------   ----------       ----     ---    ----    ----   ------   -------
                                                    ($)     (000)     ($Mil)         ($)      ($)     ($)     (%)     (%)      (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PFFB  PFF Bancorp of Pomona CA                    14.69     15,440      226.8        21.13   11.94   13.38    9.79  -23.21   -26.11
PSFI  PS Financial of Chicago IL                  10.38      2,019       21.0        22.38    8.50   10.00    3.80  -40.89   -53.62
PSBI  PSB Bancorp Inc. of PA*                      7.63      3,101       23.7        11.27    6.25    7.50    1.73  -23.01   -32.30
PVFC  PVF Capital Corp. of OH                     11.13      3,991       44.4        18.83   10.00   11.25   -1.07  -17.56   -17.31
PBCI  Pamrapo Bancorp, Inc. of NJ                 23.75      2,843       67.5        32.38   22.13   23.00    3.26   -5.00   -12.84
PFED  Park Bancorp of Chicago IL                  14.63      2,418       35.4        19.75   13.25   14.38    1.74  -17.02   -21.47
PVSA  Parkvale Financial Corp of PA               21.00      6,381      134.0        28.00   19.60   21.75   -3.45   -6.25   -23.36
PBHC  Pathfinder BC MHC of NY (45.2)*             11.63      2,736       14.9        26.13    9.88   11.25    3.38  -30.57   -41.85
PEEK  Peekskill Fin. Corp. of NY                  13.63      2,860       39.0        18.25   12.00   13.06    4.36  -17.39   -18.63
PFSB  PennFed Fin. Services of NJ                 13.81      9,230      127.5        19.00   10.25   12.63    9.34   -9.08   -19.38
PWBK  Pennwood Bancorp, Inc. of PA                10.88        697        7.6        17.44    9.00    9.88   10.12  -23.65   -26.54
PBKB  People's Bancshares of MA*                  20.75      3,317       68.8        27.75   15.00   20.50    1.22    9.21    -8.79
TSBS  Peoples Bancorp Inc of NJ(8)*               10.13     36,373      368.5        11.83    6.97   10.00    1.30   10.23   -14.37
PFDC  Peoples Bancorp of Auburn IN                20.00      3,357       67.1        25.00   19.88   20.13   -0.65   -6.24    -9.09
PBCT  Peoples Bank, MHC of CT (41.2)*             25.56     64,147      706.3        41.13   19.19   24.13    5.93  -21.06   -32.74
PFFC  Peoples Fin. Corp. of OH                    11.00      1,352       14.9        18.50   10.00   10.00   10.00  -15.38   -27.30
PHBK  Peoples Heritage Fin Grp of ME*             18.00     87,784    1,580.1        26.50   13.81   17.56    2.51   -7.98   -21.74
PSFC  Peoples Sidney Fin. Corp of OH              16.38      1,785       29.2        24.38   15.00   16.50   -0.73   -6.40    -8.39
PERM  Permanent Bancorp, Inc. of IN               12.00      4,249       51.0        18.25   10.94   12.00    0.00   -5.88   -22.88
PCBC  Perry Co. Fin. Corp. of MO                  19.75        828       16.4        25.00   18.00   20.75   -4.82   -5.95   -18.15
PHFC  Pittsburgh Home Fin Corp of PA              12.63      1,969       24.9        20.81   12.13   13.25   -4.68  -32.64   -29.83
PFSL  Pocahontas Bancorp of AR                     8.81      6,685       58.9        11.43    6.75    9.00   -2.11   -2.87   -20.34
PTRS  Potters Financial Corp of OH                14.00        951       13.3        22.25   13.00   13.00    7.69    4.17   -30.00
PHSB  Ppls Home SB, MHC of PA (45.0)              13.75      2,760       17.1        22.13   11.50   12.13   13.36  -22.54   -27.17
PRBC  Prestige Bancorp of PA                      13.00      1,000       13.0        22.07   12.50   13.50   -3.70  -20.25   -25.24
PFNC  Progress Financial Corp. of PA              14.19      5,192       73.7        21.67   11.50   12.38   14.62   -0.70    -9.68
PROV  Provident Fin. Holdings of CA               15.50      4,625       71.7        24.25   14.00   15.50    0.00  -22.50   -29.16
PULB  Pulaski Bk,SB MHC of MO (29.8)(8)           19.38      2,106       12.1        51.00   16.00   19.00    2.00  -34.59   -38.24
PLSK  Pulaski SB, MHC of NJ (47.0)                10.75      2,108       10.6        21.00   10.13   10.50    2.38  -41.89   -44.16
PULS  Pulse Bancorp of S. River NJ(8)             26.00      3,190       82.9        30.50   23.00   26.00    0.00    4.00    -0.50
QCFB  QCF Bancorp of Virginia MN                  26.00      1,321       34.3        31.75   25.00   26.00    0.00   -3.70   -12.61
QCBC  Quaker City Bancorp of CA                   15.00      5,799       87.0        21.25   11.75   15.31   -2.02   -6.25   -11.76
QCSB  Queens County Bancorp of NY*                29.81     21,419      638.5        31.42   22.88   30.00   -0.63   24.21    10.41
RARB  Raritan Bancorp of Raritan NJ(8)*           34.06      2,456       83.7        34.75   24.75   34.00    0.18   21.64    21.64
RELY  Reliance Bancorp, Inc. of NY                24.75      8,984      222.4        42.25   21.50   24.75    0.00  -22.37   -32.43
RELI  Reliance Bancshares Inc of WI(8)             9.38      2,396       22.5        10.13    8.06    9.00    4.22   13.70    -1.26
RCBK  Richmond County Fin Corp of NY              14.63     26,424      386.6        19.75   11.31   14.81   -1.22   46.30    46.30
RIVR  River Valley Bancorp of IN                  13.88      1,190       16.5        20.75   13.25   13.38    3.74  -15.88   -25.97
RVSB  Riverview Bancorp of WA                     12.13      6,186       75.0        19.13   11.25   12.38   -2.02   -9.34   -31.66
RSLN  Roslyn Bancorp, Inc. of NY*                 17.13     41,400      709.2        30.50   13.31   17.25   -0.70  -18.43   -26.32
SCCB  S. Carolina Comm. Bnshrs of SC              13.50        580        7.8        24.00   13.50   16.00  -15.63  -40.34   -40.00
SFED  SFS Bancorp of Schenectady NY(8)            22.00      1,208       26.6        27.88   19.75   24.25   -9.28    0.00   -18.15
SGVB  SGV Bancorp of W. Covina CA                 13.00      2,348       30.5        18.81   11.75   12.00    8.33  -27.78   -26.76
SISB  SIS Bancorp, Inc. of MA(8)*                 39.75      7,171      285.0        52.63   29.50   38.13    4.25   16.71    -1.09
SWCB  Sandwich Bancorp of MA(8)*                  53.75      2,043      109.8        64.50   37.00   54.50   -1.38   41.45    22.16
SKAN  Skaneateles Bancorp Inc of NY*              13.88      1,445       20.1        22.25   12.63   13.38    3.74  -33.90   -37.28
SKBOD Skibo Fin Corp MHC of PA(45.0)              12.00      2,300       12.4        21.00   10.13   11.25    6.67  -38.87   -36.00
SOBI  Sobieski Bancorp of S. Bend IN              14.50        764       11.1        24.25   13.88   14.50    0.00  -21.62   -28.85
SFFS  Sound Bancorp MHC of NY (44.1)              10.00      5,212       23.0        10.00    8.50    9.75    2.56    0.00     0.00
SSFC  South Street Fin. Corp. of NC*               8.31      4,676       38.9        19.13    8.00    8.38   -0.84  -53.18   -56.26
SBAN  SouthBanc Shares Inc. of SC                 18.00      4,306       77.5        23.76   15.00   17.84    0.90    1.64   -15.33
SCBS  Southern Commun. Bncshrs of AL              13.00      1,137       14.8        20.75   12.00   13.00    0.00  -29.73   -28.77
SMBC  Southern Missouri Bncrp of MO               16.63      1,484       24.7        23.25   15.75   16.50    0.79   -6.31   -18.88
SVRN  Sovereign Bancorp, Inc. of PA               13.13    163,725    2,149.7        22.19    9.00   13.25   -0.91  -10.62   -24.06
STFR  St. Francis Cap. Corp. of WI                40.88      4,788      195.7        50.75   34.50   36.13   13.15   11.24   -19.05











                                                     Current Per Share Financials
                                                -----------------------------------------
                                                                        Tangible
                                                Trailing  12 Mo.   Book  Book
                                                 12 Mo.    Core   Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4)  Share
---------------------                            ------   ------  -----  -------   -----
                                                   ($)      ($)    ($)     ($)      ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PFFB  PFF Bancorp of Pomona CA                    1.08    1.00   15.67   15.51   194.81
PSFI  PS Financial of Chicago IL                  0.42    0.73   11.27   11.27    42.10
PSBI  PSB Bancorp Inc. of PA*                     0.37    0.37    9.41    9.41    47.49
PVFC  PVF Capital Corp. of OH                     1.23    1.15    7.82    7.82   108.56
PBCI  Pamrapo Bancorp, Inc. of NJ                 1.65    1.59   17.30   17.21   138.68
PFED  Park Bancorp of Chicago IL                  0.70    0.71   16.55   16.55    81.39
PVSA  Parkvale Financial Corp of PA               1.74    1.74   13.17   13.11   171.66
PBHC  Pathfinder BC MHC of NY (45.2)*             0.53    0.45    8.61    7.35    72.40
PEEK  Peekskill Fin. Corp. of NY                  0.65    0.66   15.11   15.11    70.05
PFSB  PennFed Fin. Services of NJ                 1.21    1.18   11.24    9.77   168.14
PWBK  Pennwood Bancorp, Inc. of PA                0.40    0.44   11.42   11.42    66.11
PBKB  People's Bancshares of MA*                  1.66    0.63    9.79    9.37   258.78
TSBS  Peoples Bancorp Inc of NJ(8)*               0.23    0.20    9.38    9.10    24.01
PFDC  Peoples Bancorp of Auburn IN                1.28    1.28   13.57   13.57    90.65
PBCT  Peoples Bank, MHC of CT (41.2)*             1.60    0.83   13.37   11.53   141.94
PFFC  Peoples Fin. Corp. of OH                    0.71    0.33   10.89   10.89    62.80
PHBK  Peoples Heritage Fin Grp of ME*             0.76    1.02    8.24    6.85   111.27
PSFC  Peoples Sidney Fin. Corp of OH              0.69    0.69   10.99   10.99    59.33
PERM  Permanent Bancorp, Inc. of IN               0.62    0.59   10.23    8.35   119.26
PCBC  Perry Co. Fin. Corp. of MO                  1.01    1.00   20.02   20.02   108.41
PHFC  Pittsburgh Home Fin Corp of PA              1.09    0.97   13.12   12.98   189.20
PFSL  Pocahontas Bancorp of AR                    0.40    0.40    8.74    8.47    60.52
PTRS  Potters Financial Corp of OH                0.99    0.89   11.50   11.50   134.75
PHSB  Ppls Home SB, MHC of PA (45.0)              0.63    0.58   10.41   10.41    82.15
PRBC  Prestige Bancorp of PA                      0.70    0.68   15.93   15.93   164.66
PFNC  Progress Financial Corp. of PA              0.77    0.69    8.03    7.17   116.01
PROV  Provident Fin. Holdings of CA               1.09    0.44   18.73   18.73   176.43
PULB  Pulaski Bk,SB MHC of MO (29.8)(8)           0.95    0.78   11.70   11.70    87.19
PLSK  Pulaski SB, MHC of NJ (47.0)                0.47    0.51   10.53   10.53    89.08
PULS  Pulse Bancorp of S. River NJ(8)             1.74    1.74   14.39   14.39   170.56
QCFB  QCF Bancorp of Virginia MN                  2.01    1.95   19.93   19.93   113.92
QCBC  Quaker City Bancorp of CA                   1.14    1.12   13.32   13.32   153.04
QCSB  Queens County Bancorp of NY*                1.11    1.09    7.92    7.92    80.08
RARB  Raritan Bancorp of Raritan NJ(8)*           1.62    1.62   12.96   12.81   176.96
RELY  Reliance Bancorp, Inc. of NY                2.08    2.19   21.69   15.13   276.68
RELI  Reliance Bancshares Inc of WI(8)            0.24    0.23    9.34    9.34    17.65
RCBK  Richmond County Fin Corp of NY              0.27    0.76   12.44   12.39    60.39
RIVR  River Valley Bancorp of IN                  1.07    0.94   15.54   15.34   114.02
RVSB  Riverview Bancorp of WA                     0.72    0.68   10.02    9.71    43.42
RSLN  Roslyn Bancorp, Inc. of NY*                 1.11    1.06   14.36   14.29    93.07
SCCB  S. Carolina Comm. Bnshrs of SC              0.70    0.70   16.23   16.23    82.74
SFED  SFS Bancorp of Schenectady NY(8)            0.95    0.92   18.14   18.14   147.43
SGVB  SGV Bancorp of W. Covina CA                 0.63    0.62   13.73   13.56   173.91
SISB  SIS Bancorp, Inc. of MA(8)*                 1.68    2.09   18.34   18.34   256.82
SWCB  Sandwich Bancorp of MA(8)*                  2.45    2.32   21.81   21.20   259.92
SKAN  Skaneateles Bancorp Inc of NY*              1.09    1.06   12.69   12.39   184.59
SKBOD Skibo Fin Corp MHC of PA(45.0)              0.36    0.43   10.63   10.63    63.30
SOBI  Sobieski Bancorp of S. Bend IN              0.71    0.69   16.84   16.84   121.07
SFFS  Sound Bancorp MHC of NY (44.1)              0.63    0.63   10.02   10.02    52.59
SSFC  South Street Fin. Corp. of NC*              0.22    0.22    7.37    7.37    43.56
SBAN  SouthBanc Shares Inc. of SC                 0.62    0.66   17.72   17.72    85.38
SCBS  Southern Commun. Bncshrs of AL              0.75    0.75   10.36   10.36    59.74
SMBC  Southern Missouri Bncrp of MO               0.72    0.75   16.25   16.25   105.07
SVRN  Sovereign Bancorp, Inc. of PA               0.53    0.66    6.34    5.59   115.12
STFR  St. Francis Cap. Corp. of WI                2.68    2.60   27.35   24.47   366.50

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                                                                   Exhibit IV-1 (continued)
                                                                          Weekly Thrift Market Line - Part One
                                                                             Prices As Of October 30, 1998

                                                     Market Capitalization                       Price Change Data
                                                 -----------------------------      ------------------------------------------------
                                                                                      52 Week (1)                 % Change From
                                                           Shares    Market         -------------            -----------------------
                                                  Price/   Outst-   Capital-                         Last    Last   52 Wks   Dec 31,
Financial Institution                            Share(1)  anding   ization(9)       High     Low    Week    Week   Ago(2)   1997(2)
---------------------                            --------  ------   ----------       ----     ---    ----    ----   ------   -------
                                                    ($)     (000)     ($Mil)         ($)      ($)     ($)     (%)     (%)      (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
SPBC  St. Paul Bancorp, Inc. of IL                20.56    40,598       834.7        27.06   16.81   20.94   -1.81  -10.61   -21.68
SFFC  StateFed Financial Corp. of IA              11.88     1,566        18.6        15.00    9.00   11.63    2.15  -12.39   -19.46
SFIN  Statewide Fin. Corp. of NJ                  15.50     4,397        68.2        26.69   15.25   16.63   -6.79  -28.34   -35.42
STSA  Sterling Financial Corp. of WA              16.38     7,606       124.6        27.63   14.00   15.25    7.41  -22.92   -24.69
ROSE  T R Financial Corp. of NY*                  32.75    17,630       577.4        44.75   19.88   29.63   10.53    3.97    -1.50
THRD  TF Financial Corp. of PA                    18.50     3,192        59.1        30.00   16.13   17.25    7.25  -20.87   -38.33
THTL  Thistle Group Holdings of PA                 9.00     9,000        81.0        10.06    7.63    9.13   -1.42  -10.00   -10.00
TSBK  Timberland Bancorp of WA                    13.38     6,613        88.5        18.50   10.75   12.00   11.50   33.80    33.80
TRIC  Tri-County Bancorp of WY                    12.75     1,167        14.9        16.50   11.25   12.75    0.00   -8.14   -15.00
TWIN  Twin City Bancorp, Inc. of TN               13.25     1,241        16.4        15.50   12.75   13.13    0.91   -8.62   -14.52
USAB  USABancshares, Inc of PA*                    7.25     2,002        14.5        13.31    6.19    8.00   -9.38   17.12    -3.33
UCBC  Union Community Bancorp of IN               12.00     3,042        36.5        15.81   10.63   12.50   -4.00   20.00   -17.98
UCFC  United Community Fin. of OH                 14.00    33,465       468.5        17.94   13.00   14.25   -1.75   40.00    40.00
UBMT  United Fin. Corp. of MT                     24.25     1,698        41.2        31.50   21.75   23.00    5.43    N.A.     N.A.
UTBI  United Tenn. Bancshares of TN               11.63     1,455        16.9        16.00    9.88   10.88    6.89   16.30    16.30
WHGB  WHG Bancshares of MD                        10.75     1,389        14.9        19.00   10.13   10.25    4.88  -31.22   -42.67
WSFS  WSFS Financial Corp. of DE*                 17.13    12,233       209.6        23.88   12.75   18.25   -6.14   -1.44   -14.35
WVFC  WVS Financial Corp. of PA                   15.38     3,615        55.6        20.13   14.75   15.19    1.25   -3.87   -12.76
WRNB  Warren Bancorp of Peabody MA*                9.69     7,911        76.7        14.38    8.75    9.88   -1.92   -3.10   -15.74
WSBI  Warwick Community Bncrp of NY*              12.75     6,607        84.2        18.00   10.38   12.50    2.00   27.50   -26.64
WFSL  Washington Federal, Inc. of WA              26.69    51,446     1,373.1        30.13   22.25   25.81    3.41   -2.95    -6.61
WAYN  Wayne Svgs Bks MHC of OH (48.2              18.25     2,486        21.8        30.00   17.00   18.00    1.39  -22.80   -30.77
WCFB  Wbstr Cty FSB MHC of IA (45.6)              16.00     2,114        15.4        21.75   12.50   16.00    0.00  -23.81   -20.00
WBST  Webster Financial Corp. of CT               24.69    37,943       936.8        36.25   18.88   21.06   17.24  -18.89   -25.74
WEFC  Wells Fin. Corp. of Wells MN                16.50     1,652        27.3        22.00   15.25   18.00   -8.33   -5.71    -7.72
WEBK  West Essex MHC of NJ (42.2)                  9.75     4,197        17.3        10.06    8.41   10.06   -3.08   -2.50    -2.50
WCBI  WestCo Bancorp, Inc. of IL(8)               32.25     2,405        77.6        32.50   26.00   30.00    7.50   17.27    18.35
WSTR  WesterFed Fin. Corp. of MT                  18.25     5,589       102.0        26.75   17.00   18.13    0.66  -24.74   -28.43
WOFC  Western Ohio Fin. Corp. of OH               22.63     2,298        52.0        27.50   19.75   21.00    7.76   -6.68   -15.81
WEHO  Westwood Hmstd Fin Corp of OH               10.00     2,436        24.4        18.13   10.00   10.38   -3.66  -36.51   -41.18
FFWD  Wood Bancorp of OH                          13.00     2,669        34.7        27.00   12.25   13.75   -5.45  -10.96   -30.85
YFCB  Yonkers Fin. Corp. of NY                    14.19     2,726        38.7        20.25   13.00   14.25   -0.42  -29.05   -26.29
YFED  York Financial Corp. of PA                  20.00     8,968       179.4        27.25   15.63   21.88   -8.59   -6.10   -22.33

                                                     Current Per Share Financials
                                                -----------------------------------------
                                                                        Tangible
                                                Trailing  12 Mo.   Book  Book
                                                 12 Mo.    Core   Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4)  Share
---------------------                            ------   ------  -----  -------   -----
                                                   ($)      ($)    ($)     ($)      ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
SPBC  St. Paul Bancorp, Inc. of IL                1.22    1.17   10.79   10.75   112.44
SFFC  StateFed Financial Corp. of IA              0.65    0.65   10.27   10.27    57.34
SFIN  Statewide Fin. Corp. of NJ                  1.21    1.16   14.51   14.49   149.34
STSA  Sterling Financial Corp. of WA              0.89    1.30   13.90    5.47   273.04
ROSE  T R Financial Corp. of NY*                  2.21    1.88   14.53   14.53   233.45
THRD  TF Financial Corp. of PA                    1.39    1.12   16.18   13.73   215.94
THTL  Thistle Group Holdings of PA                0.53    0.53   10.79   10.79    38.81
TSBK  Timberland Bancorp of WA                    0.67    0.63   12.87   12.87    39.79
TRIC  Tri-County Bancorp of WY                    0.76    0.78   12.20   12.20    74.16
TWIN  Twin City Bancorp, Inc. of TN               0.89    0.72   11.29   11.29    89.13
USAB  USABancshares, Inc of PA*                   0.26    0.32    6.55    6.51    67.28
UCBC  Union Community Bancorp of IN               0.47    0.47   14.22   14.22    35.53
UCFC  United Community Fin. of OH                 0.58    0.58   12.47   12.47    38.59
UBMT  United Fin. Corp. of MT                     1.35    1.32   17.83   17.23   120.93
UTBI  United Tenn. Bancshares of TN               0.71    0.71   13.83   13.83    51.16
WHGB  WHG Bancshares of MD                        0.46    0.46   14.52   14.52    95.01
WSFS  WSFS Financial Corp. of DE*                 1.39    1.34    7.80    7.77   126.84
WVFC  WVS Financial Corp. of PA                   0.97    1.05    9.12    9.12    82.17
WRNB  Warren Bancorp of Peabody MA*               0.80    0.80    5.01    5.01    47.80
WSBI  Warwick Community Bncrp of NY*              0.19    0.64   13.04   13.04    62.12
WFSL  Washington Federal, Inc. of WA              2.16    2.10   15.02   13.95   108.05
WAYN  Wayne Svgs Bks MHC of OH (48.2)             0.73    0.66    9.94    9.94   104.35
WCFB  Wbstr Cty FSB MHC of IA (45.6)              0.63    0.63   10.75   10.75    45.93
WBST  Webster Financial Corp. of CT               1.30    1.46   14.45   12.25   242.18
WEFC  Wells Fin. Corp. of Wells MN                1.45    1.35   17.55   17.55   114.21
WEBK  West Essex MHC of NJ (42.2)                 0.27    0.27   10.76   10.76    80.14
WCBI  WestCo Bancorp, Inc. of IL(8)               1.96    1.84   20.86   20.86   133.18
WSTR  WesterFed Fin. Corp. of MT                  1.30    1.30   19.63   16.00   182.88
WOFC  Western Ohio Fin. Corp. of OH               0.12    0.10   22.57   21.11   155.48
WEHO  Westwood Hmstd Fin Corp of OH               0.38    0.61   10.68   10.68    51.86
FFWD  Wood Bancorp of OH                          0.89    0.72    8.45    8.45    62.25
YFCB  Yonkers Fin. Corp. of NY                    1.09    0.99   15.17   15.17   147.31
YFED  York Financial Corp. of PA                  1.12    0.88   12.18   12.18   137.07

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                                             Exhibit IV-1
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of October 30, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------     ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------     --------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------  ------  ------     ------ -------     ------  ------  ------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------

SAIF-Insured Thrifts(274)                    13.75    13.47    0.92    7.95    5.93       0.88    7.52       0.65  139.77    0.78
NYSE Traded Companies(7)                      8.31     7.98    0.76   10.42    6.20       0.47    7.67       2.28  120.17    1.35
AMEX Traded Companies(22)                    13.68    13.55    0.74    5.97    5.77       0.77    5.70       0.64  152.06    0.76
NASDAQ Listed OTC Companies(245)             13.91    13.60    0.93    8.06    5.94       0.90    7.68       0.62  139.33    0.77
California Companies(17)                      7.80     7.45    0.60    8.47    7.40       0.51    7.66       1.53   97.96    1.29
Florida Companies(5)                         11.24    10.51    0.88    9.01    5.78       0.58    5.47       1.75  126.64    0.90
Mid-Atlantic Companies(52)                   11.24    10.82    0.83    9.06    6.76       0.85    8.83       0.66  100.19    0.89
Mid-West Companies(130)                      14.46    14.25    0.92    7.17    5.43       0.89    6.89       0.55  141.65    0.66
New England Companies(7)                      7.44     7.12    0.72    9.86    6.93       0.62    8.56       0.66  129.84    1.01
North-West Companies(11)                     17.55    16.79    1.18    8.71    5.42       1.06    8.05       0.59  224.74    0.80
South-East Companies(41)                     17.31    17.14    1.09    8.19    5.52       1.03    7.73       0.63  156.92    0.77
South-West Companies(6)                      11.01    10.91    0.91    9.94    8.86       0.87    9.62       0.45  176.09    0.58
Western Companies (Excl CA)(5)               16.71    16.21    0.98    6.28    6.01       0.98    6.28       0.37  196.99    0.92
Thrift Strategy(233)                         14.78    14.53    0.93    7.46    5.82       0.91    7.15       0.59  142.75    0.73
Mortgage Banker Strategy(24)                  7.55     6.84    0.74    9.67    4.86       0.66    9.12       0.71  135.97    0.98
Real Estate Strategy(7)                       7.36     7.13    0.88   12.00    8.91       0.80   11.05       1.31  116.26    1.73
Diversified Strategy(7)                       8.60     8.32    0.84   10.66    4.88       0.53    7.71       2.16   83.96    1.05
Retail Banking Strategy(3)                    6.77     6.40    1.42   20.90   21.06       1.16   17.22       0.91   64.52    0.63
Companies Issuing Dividends(230)             13.98    13.69    0.96    8.13    6.11       0.91    7.57       0.59  137.95    0.75
Companies Without Dividends(44)              12.48    12.22    0.66    6.94    4.93       0.71    7.25       0.96  150.29    0.96
Equity/Assets <6%(18)                         5.07     4.63    0.52   10.51    5.55       0.58   11.56       1.10  116.82    0.96
Equity/Assets 6-12%(119)                      8.71     8.31    0.85   10.00    6.83       0.75    8.92       0.67  136.17    0.86
Equity/Assets >12%(137)                      19.25    19.08    1.03    5.86    5.21       1.02    5.78       0.59  145.19    0.69
Actively Traded Companies(28)                 8.82     8.31    0.89   10.76    5.35       0.91   11.52       0.78  135.43    0.92
Market Value Below $20 Million(61)           14.81    14.71    0.86    6.29    6.37       0.80    5.70       0.64  154.13    0.67
Holding Company Structure(247)               13.76    13.47    0.91    7.84    5.84       0.87    7.45       0.67  135.62    0.77
Assets Over $1 Billion(56)                    9.27     8.63    0.79   10.34    6.36       0.78    9.97       0.97  112.02    0.98
Assets $500 Million-$1 Billion(35)           10.64    10.24    0.92    9.12    5.82       0.83    8.39       0.44  171.94    0.86
Assets $250-$500 Million(64)                 13.86    13.58    0.91    7.86    6.13       0.90    7.55       0.64  141.99    0.75
Assets less than $250 Million(119)           16.78    16.69    0.97    6.50    5.65       0.93    6.06       0.59  141.67    0.68
Goodwill Companies(111)                      10.70    10.01    0.85    9.35    6.36       0.80    8.74       0.76  129.34    0.90
Non-Goodwill Companies(161)                  15.93    15.93    0.96    6.90    5.64       0.92    6.61       0.58  147.73    0.69
Acquirors of FSLIC Cases(7)                   9.44     8.97    1.28   14.97   11.49       1.21   14.23       0.79   62.47    0.62


                                                         Pricing Ratios                       Dividend Data(6)
                                            ----------------------------------------     -------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------  ------  ------  ------ --------     ------   ------  --------
                                              (X)     (%)     (%)     (%)     (x)          ($)      (%)      (%)

Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------

SAIF-Insured Thrifts(274)                     17.09  124.46   15.70  129.92   17.59         0.33    2.07   32.54
NYSE Traded Companies(7)                      18.32  150.65   12.41  158.28   13.82         0.21    0.97   19.34
AMEX Traded Companies(22)                     16.11   99.60   13.34  101.01   17.91         0.33    2.33   32.54
NASDAQ Listed OTC Companies(245)              17.14  125.97   16.00  131.73   17.64         0.34    2.07   32.93
California Companies(17)                      14.13  104.91    8.13  110.59   12.99         0.15    0.82   15.46
Florida Companies(5)                          18.78  124.81   14.65  139.02   20.83         0.14    1.16   19.00
Mid-Atlantic Companies(52)                    15.72  123.29   12.98  131.28   16.97         0.32    1.99   31.83
Mid-West Companies(130)                       17.37  123.41   16.41  126.48   17.84         0.35    2.19   33.53
New England Companies(7)                      14.77  135.62    9.79  143.40   17.74         0.39    2.19   31.16
North-West Companies(11)                      19.04  142.62   21.20  164.12   19.93         0.32    1.76   32.90
South-East Companies(41)                      19.00  135.87   19.99  139.89   18.98         0.39    2.42   39.61
South-West Companies(6)                       14.31  104.59   10.90  108.20   11.60         0.26    1.82   28.50
Western Companies (Excl CA)(5)                16.83   98.54   16.11  103.70   16.82         0.48    2.70   44.34
Thrift Strategy(233)                          17.31  118.59   16.29  122.46   17.77         0.35    2.17   34.00
222 Mortgage Banker Strategy(24)              16.65  163.76   12.37  186.39   18.56         0.26    1.41   25.67
Real Estate Strategy(7)                       11.45  126.79    9.52  129.54   12.13         0.18    0.95   11.79
Diversified Strategy(7)                       21.15  195.37   16.05  201.47   18.93         0.40    2.08   41.58
Retail Banking Strategy(3)                     7.26  121.22    7.66  125.45    8.47         0.23    1.52    8.98
Companies Issuing Dividends(230)              17.10  126.28   16.14  131.33   17.76         0.39    2.44   38.37
Companies Without Dividends(44)               17.06  114.22   13.26  122.02   16.46         0.00    0.00    0.00
Equity/Assets <6%(18)                         13.82  150.45    7.83  169.63   12.78         0.16    0.77   11.01
Equity/Assets 6-12%(119)                      15.30  142.15   12.14  150.21   16.73         0.32    1.87   27.97
Equity/Assets >12%(137)                       19.07  105.79   19.82  107.17   18.99         0.37    2.41   40.03
Actively Traded Companies(28)                 16.94  167.91   14.46  184.48   16.50         0.44    1.97   34.68
Market Value Below $20 Million(61)            17.30   98.61   14.08   99.25   18.36         0.30    2.40   36.63
Holding Company Structure(247)                17.20  124.89   15.77  130.40   17.59         0.34    2.11   33.37
Assets Over $1 Billion(56)                    16.52  147.83   13.07  163.32   16.59         0.32    1.60   25.87
Assets $500 Million-$1 Billion(35)            15.09  141.92   14.09  149.89   17.08         0.37    1.96   29.92
Assets $250-$500 Million(64)                  16.70  120.33   15.92  123.75   16.99         0.32    1.87   30.26
Assets less than $250 Million(119)            18.13  110.06   17.34  110.92   18.54         0.34    2.42   38.19
Goodwill Companies(111)                       16.52  135.01   13.48  147.91   17.01         0.33    1.87   28.15
Non-Goodwill Companies(161)                   17.52  115.27   17.12  115.27   18.03         0.34    2.21   35.67
Acquirors of FSLIC Cases(7)                   12.93  152.62   14.40  161.28   12.94         0.47    1.98   24.65


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                                       Exhibit IV-1 (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of October 30, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------     ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------     --------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------  ------  ------     ------ -------     ------  ------  ------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------
BIF-Insured Thrifts(56)                      11.93    11.60    1.06   10.51    6.96       1.05    9.89       0.55  208.67    1.23
NYSE Traded Companies(5)                     16.97    15.76    1.36    9.51    5.54       1.50    9.36       0.88  129.40    0.91
AMEX Traded Companies(5)                     11.98    11.68    1.02   10.09    7.65       0.93    8.79       0.85  124.37    1.19
NASDAQ Listed OTC Companies(46)              11.30    11.09    1.03   10.68    7.05       1.01   10.08       0.48  228.50    1.28
California Companies(1)                      10.43    10.41    1.43   13.81   11.87       1.43   13.81       0.00    0.00    1.90
Mid-Atlantic Companies(21)                   14.44    14.00    0.96    8.21    5.19       1.06    8.34       0.75  140.68    1.09
New England Companies(29)                     9.84     9.55    1.13   12.61    8.11       1.02   11.24       0.46  277.29    1.41
North-West Companies(2)                      11.34    11.34    1.32   12.49    8.80       1.22   11.18       0.04    0.00    1.07
South-East Companies(3)                      15.00    14.84    0.77    4.38    5.34       0.98    5.79       0.32  159.18    0.52
Thrift Strategy(44)                          12.88    12.62    1.04    9.59    6.62       1.05    9.04       0.58  200.68    1.16
Mortgage Banker Strategy(6)                   8.56     8.10    1.06   13.08    8.23       0.93   11.10       0.17  335.04    1.13
Real Estate Strategy(2)                      10.46    10.45    1.58   14.95   10.06       1.58   14.95       0.00    0.00    1.73
Diversified Strategy(4)                       6.90     5.82    0.97   14.71    6.86       1.02   15.40       0.81  162.87    2.01
Companies Issuing Dividends(48)              11.42    11.04    1.05   10.65    6.84       1.03    9.86       0.51  206.41    1.21
Companies Without Dividends(8)               14.64    14.63    1.10    9.75    7.60       1.17   10.01       0.74  219.64    1.37
Equity/Assets <6%(2)                          4.68     4.60    0.96   19.71    8.19       0.62   12.06       0.71   99.04    0.92
Equity/Assets 6-12%(36)                       8.59     8.14    1.03   12.11    7.55       0.96   11.22       0.64  200.17    1.42
Equity/Assets >12%(18)                       19.05    18.95    1.12    6.42    5.71       1.27    7.12       0.40  230.15    0.92
Converted Last 3 Mths (no MHC)(1)            27.23    27.23    0.47    1.74    2.50       1.06    3.91       1.28   74.83    1.43
Actively Traded Companies(14)                10.39     9.93    1.36   13.75    8.53       1.30   12.38       0.24  260.22    1.07
Market Value Below $20 Million(6)             9.24     9.04    0.83    8.70    7.47       0.84    8.70       0.58  243.74    1.25
Holding Company Structure(43)                12.77    12.53    1.06    9.80    6.68       1.08    9.45       0.46  229.96    1.24
Assets Over $1 Billion(16)                   11.21    10.43    1.21   11.95    6.63       1.24   11.76       0.56  198.28    1.26
Assets $500 Million-$1 Billion(11)            9.17     9.03    1.03   12.04    7.44       0.90    9.77       0.48  194.26    1.34
Assets $250-$500 Million(15)                 12.88    12.75    1.10   10.59    7.68       1.11   10.00       0.60  198.01    1.47
Assets less than $250 Million(14)            13.30    13.18    0.87    8.02    6.33       0.87    7.84       0.52  235.72    0.90
Goodwill Companies(28)                       10.13     9.45    0.97   10.92    7.23       0.94    9.89       0.75  166.51    1.26
Non-Goodwill Companies(28)                   13.52    13.52    1.14   10.14    6.73       1.15    9.88       0.39  245.08    1.21


                                                         Pricing Ratios                       Dividend Data(6)
                                            ----------------------------------------     -------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------  ------  ------  ------ --------     ------   ------  --------
                                              (X)     (%)     (%)     (%)     (x)          ($)      (%)      (%)

Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------

BIF-Insured Thrifts(56)                       14.58  138.03   15.38  141.17   16.10         0.37    2.03   29.77
NYSE Traded Companies(5)                      17.54  159.12   23.56  149.30   19.62         0.55    1.52   29.21
AMEX Traded Companies(5)                      13.83  119.46   13.33  123.77   16.56         0.41    2.52   34.24
NASDAQ Listed OTC Companies(46)               14.36  137.72   14.64  142.54   15.57         0.35    2.04   29.27
California Companies(1)                        8.43  108.93   11.36  109.16    8.43         0.00    0.00    0.00
Mid-Atlantic Companies(21)                    17.72  133.14   18.27  131.17   19.06         0.39    1.63   31.15
New England Companies(29)                     13.34  146.41   13.42  153.29   14.93         0.37    2.18   28.67
North-West Companies(2)                       11.46  139.28   15.11  139.28   12.61         0.32    2.37   27.98
South-East Companies(3)                       14.96  103.69   15.63  104.75   11.35         0.41    3.75   48.21
Thrift Strategy(44)                           15.07  130.41   15.91  129.64   16.65         0.41    2.14   31.78
Mortgage Banker Strategy(6)                   12.51  156.51   12.85  169.63   15.25         0.21    1.33   16.51
Real Estate Strategy(2)                       10.27  151.17   15.82  151.29   10.27         0.18    1.86   22.50
Diversified Strategy(4)                       16.05  191.40   13.13  223.60   14.87         0.37    2.15   35.61
Companies Issuing Dividends(48)               14.40  143.67   15.54  147.54   16.23         0.44    2.41   35.57
Companies Without Dividends(8)                15.59  108.42   14.52  108.54   15.43         0.00    0.00    0.00
Equity/Assets <6%(2)                          12.21  225.24   10.66  229.99   14.94         0.46    2.45   30.23
Equity/Assets 6-12%(36)                       14.13  150.82   13.49  155.67   15.79         0.40    2.12   30.39
Equity/Assets >12%(18)                        16.16  104.46   19.50  105.14   16.83         0.31    1.82   28.37
Converted Last 3 Mths (no MHC)(1)              0.00   69.74   18.99   69.74   17.86         0.00    0.00    0.00
Actively Traded Companies(14)                 12.69  155.76   15.28  168.60   13.70         0.49    2.22   28.96
Market Value Below $20 Million(6)             14.99  113.92   10.44  117.77   14.25         0.32    1.94   25.34
Holding Company Structure(43)                 14.97  131.91   15.98  137.17   16.35         0.38    2.08   31.39
Assets Over $1 Billion(16)                    16.09  164.95   18.48  172.50   17.00         0.47    1.86   33.43
Assets $500 Million-$1 Billion(11)            12.53  152.20   13.04  156.06   16.19         0.53    2.70   37.35
Assets $250-$500 Million(15)                  12.68  124.12   14.60  125.93   15.15         0.27    1.96   25.21
Assets less than $250 Million(14)             15.93  116.93   14.18  118.81   16.02         0.28    1.91   25.43
Goodwill Companies(28)                        14.80  143.17   13.54  150.08   16.06         0.38    1.99   29.24
Non-Goodwill Companies(28)                    14.36  133.29   17.02  133.29   16.13         0.36    2.08   30.27


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                                       Exhibit IV-1 (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of October 30, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------     ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------     --------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------  ------  ------     ------ -------     ------  ------  ------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. MHC Institutions
---------------------------------
SAIF-Insured Thrifts(21)                     14.34    14.24    0.83    6.29    3.91       0.79    5.84       0.54  123.18    0.87
BIF-Insured Thrifts(3)                       13.44    12.43    0.86    8.30    4.39       0.74    6.70       0.73  132.70    1.11
NASDAQ Listed OTC Companies(24)              14.21    13.98    0.84    6.58    3.98       0.78    5.97       0.57  124.54    0.91
Florida Companies(2)                          6.15     5.98    0.65    8.98    4.88       0.52    7.18       0.27   78.51    0.34
Mid-Atlantic Companies(14)                   13.29    13.05    0.73    5.87    3.87       0.73    5.81       0.62   94.13    0.86
Mid-West Companies(5)                        14.49    14.49    0.90    6.38    3.86       0.81    5.45       0.41  219.34    0.55
New England Companies(2)                     21.20    20.55    1.65   10.93    5.17       1.31    7.51       0.60  214.48    2.01
South-East Companies(1)                      20.28    20.28    0.73    5.92    2.51       0.66    5.39       0.50  132.06    0.96
Thrift Strategy(22)                          14.78    14.64    0.82    6.01    3.88       0.80    5.78       0.56  125.10    0.86
Mortgage Banker Strategy(1)                   8.13     7.34    0.84   10.33    3.47       0.68    8.41       0.66   60.54    0.97
Diversified Strategy(1)                       9.42     8.12    1.22   13.58    6.26       0.63    7.05       0.59  177.88    1.64
Companies Issuing Dividends(20)              13.92    13.63    0.87    7.10    3.97       0.80    6.34       0.56  136.28    0.92
Companies Without Dividends(4)               15.47    15.47    0.71    4.37    3.99       0.71    4.37       0.58   74.64    0.85
Equity/Assets 6-12%(12)                       9.51     9.03    0.74    7.86    4.26       0.61    6.38       0.65   86.53    0.81
Equity/Assets >12%(12)                       18.48    18.48    0.92    5.41    3.72       0.95    5.59       0.49  159.10    0.99
Holding Company Structure(5)                 14.52    14.18    0.75    5.77    4.11       0.78    5.98       0.59   86.74    0.66
Assets Over $1 Billion(5)                    10.24     9.62    0.85    9.61    4.15       0.74    8.06       0.46  125.67    0.97
Assets $500 Million-$1 Billion(3)            32.99    32.99    2.07    8.28    4.08       2.00    7.97       0.60  251.07    2.37
Assets $250-$500 Million(8)                  13.35    13.35    0.73    5.43    4.01       0.71    5.21       0.63   71.58    0.74
Assets less than $250 Million(8)             15.34    15.10    0.77    5.48    3.80       0.72    5.05       0.57  166.19    0.85
Goodwill Companies(8)                        10.54     9.85    0.79    8.11    4.19       0.64    6.48       0.68   87.93    0.94
Non-Goodwill Companies(15)                   15.82    15.82    0.83    5.78    3.68       0.83    5.67       0.51  148.27    0.90
MHC Institutions(24)                         14.21    13.98    0.84    6.58    3.98       0.78    5.97       0.57  124.54    0.91
MHC Converted Last 3 Months(2)               16.24    16.24    0.77    4.40    4.53       0.77    4.40       0.81   63.36    1.19


                                                         Pricing Ratios                       Dividend Data(6)
                                            ----------------------------------------     -------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------  ------  ------  ------ --------     ------   ------  --------
                                              (X)     (%)     (%)     (%)     (x)          ($)      (%)      (%)

Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(21)                      23.82  151.12   20.42  154.68   24.24         0.31    2.06   33.30
BIF-Insured Thrifts(3)                        18.96  151.39   19.47  169.27   26.67         0.41    2.14   47.13
NASDAQ Listed OTC Companies(24)               23.18  151.16   20.29  156.77   24.58         0.32    2.07   36.07
Florida Companies(2)                          20.49  177.41   10.91  182.64   25.61         1.00    4.24    0.00
Mid-Atlantic Companies(14)                    23.20  145.75   18.17  151.61   24.00         0.20    1.58   29.77
Mid-West Companies(5)                         25.93  161.45   22.78  161.45   26.52         0.57    3.50   57.69
New England Companies(2)                      20.25  164.22   31.64  179.48   25.49         0.56    2.57   47.62
South-East Companies(1)                        0.00  143.65   29.14  143.65    0.00         0.20    1.52   60.61
Thrift Strategy(22)                           23.30  142.28   20.28  145.29   24.58         0.30    2.02   34.06
Mortgage Banker Strategy(1)                   28.81  279.86   22.74  309.96    0.00         0.22    1.41   40.74
Diversified Strategy(1)                       15.98  191.17   18.01  221.68    0.00         0.92    3.60   57.50
Companies Issuing Dividends(20)               23.37  160.81   21.04  167.73   25.03         0.40    2.56   49.18
Companies Without Dividends(4)                21.91  110.18   17.09  110.18   21.91         0.00    0.00    0.00
Equity/Assets 6-12%(12)                       23.31  178.09   16.39  189.86   24.68         0.43    2.58   50.30
Equity/Assets >12%(12)                        22.97  126.68   23.83  126.68   24.51         0.22    1.60   23.62
Holding Company Structure(5)                  20.94  131.70   18.32  136.33   24.22         0.19    1.24   20.97
Assets Over $1 Billion(5)                     22.92  206.37   19.54  225.28   26.70         0.48    2.34   44.99
Assets $500 Million-$1 Billion(3)             24.53  137.28   45.28  137.28   25.49         0.20    1.54   37.74
Assets $250-$500 Million(8)                   22.40  134.84   17.40  134.84   22.93         0.22    1.57   11.80
Assets less than $250 Million(8)              23.89  132.36   20.55  135.67   24.79         0.34    2.53   52.86
Goodwill Companies(8)                         23.59  181.11   17.73  197.93   26.60         0.36    1.76   28.59
Non-Goodwill Companies(15)                    23.77  138.98   21.76  138.98   24.66         0.33    2.40   46.18
MHC Institutions(24)                          23.18  151.16   20.29  156.77   24.58         0.32    2.07   36.07
MHC Converted Last 3 Months(2)                15.87   95.21   15.59   95.21   15.87         0.00    0.00    0.00



(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                                       Exhibit IV-1 (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of October 30, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------     ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------     --------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------  ------  ------     ------ -------     ------  ------  ------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*               20.71    20.71    0.92    4.44    4.47       0.92    4.44       0.56  150.03    0.99
CFB   Commercial Federal Corp. of NE          7.27     6.44    0.78   11.91    4.45       0.96   14.50       0.78   86.50    0.88
DME   Dime Bancorp, Inc. of NY*               6.36     5.23    0.85   14.62    6.64       0.52    8.88        NA      NA     0.69
DSL   Downey Financial Corp. of CA            7.87     7.79    0.98   13.22    8.66       1.01   13.67       0.75   70.52    0.58
FED   FirstFed Fin. Corp. of CA               5.99     5.95    0.72   13.26    8.49       0.68   12.50       0.73  312.44    2.92
GSB   Golden State Bancorp of CA(8)           6.20     5.20    0.81   13.04    5.94       0.85   13.73       0.68  162.74    1.78
GDW   Golden West Fin. Corp. of CA            7.48     7.48    1.02   14.92    7.77       1.00   14.59        NA      NA     0.86
GPT   GreenPoint Fin. Corp. of NY*            9.92     5.62    1.11   11.26    4.66       1.14   11.55       2.27   36.31    1.11
JSB   JSB Financial, Inc. of NY*             24.31    24.31    2.92   12.15    8.87       3.28   13.64       0.16  238.05    0.54
OCN   Ocwen Financial Corp. of FL            12.19    11.15    0.87    6.99    3.75       0.08    0.62       6.87   11.20    1.31
SIB   Staten Island Bancorp of NY*           23.55    22.95    1.02    5.10    3.08       1.65    8.29       0.53   93.20    1.20
WES   Westcorp Inc. of Orange CA              9.07     9.05    0.20    2.19    4.07      -0.89   -9.85        NA      NA     1.57


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA         14.72    14.72    1.04    6.50    7.50       0.98    6.09        NA      NA      NA
ANE   Alliance Bncp of New Eng of CT*         7.80     7.63    0.94   12.50   10.10       0.46    6.06       0.53  229.26    1.84
BKC   American Bank of Waterbury CT*          8.65     8.39    1.34   15.31    8.41       1.13   12.87       1.45   71.20    1.73
BFD   BostonFed Bancorp of MA                 7.80     7.53    0.71    8.64    7.36       0.57    6.89        NA      NA     0.86
CNY   Carver Bancorp, Inc. of NY              8.40     8.12    0.25    3.02    5.11       0.22    2.63       2.21   36.35    1.28
CBK   Citizens First Fin.Corp. of IL         13.95    13.95    0.71    5.12    5.20       0.40    2.89       0.67   54.73    0.45
EFC   EFC Bancorp Inc of IL                  23.66    23.66   -0.78   -5.19   -3.91       0.94    6.26       0.53   57.48    0.42
EBI   Equality Bancorp, Inc. of MO            9.58     9.58    0.59    6.72    4.67       0.01    0.12       0.36   37.97    0.37
ESX   Essex Bancorp of Norfolk VA(8)          0.02    -0.04   -0.24     NM   -20.66      -0.24     NM        1.26   76.64    1.11
FCB   Falmouth Bancorp, Inc. of MA*          21.39    21.39    1.09    4.72    5.07       0.82    3.57        NA      NA     0.65
FAB   FirstFed America Bancorp of MA          8.86     8.86    0.59    5.48    5.95       0.48    4.47       0.27  324.40    1.33
GAF   GA Financial Corp. of PA               12.87    12.76    1.02    7.15    8.14       0.95    6.65       0.31   60.77    0.47
HBS   Haywood Bancshares, Inc. of NC*        14.57    14.11    0.92    6.39    6.49       1.45   10.05       0.60   82.40    0.66
KNK   Kankakee Bancorp, Inc. of IL            9.76     8.34    0.79    7.49    8.57       0.76    7.17       1.12   53.91    0.97
KYF   Kentucky First Bancorp of KY           17.56    17.56    1.08    6.34    5.92       1.06    6.25       0.17  272.34    0.78
NBN   Northeast Bancorp of ME*                7.48     6.89    0.83   11.52    8.18       0.82   11.39       0.81  114.63    1.05
NEP   Northeast PA Fin. Corp of PA           17.78    17.78   -0.28   -1.52   -1.76       0.63    3.42       0.23  182.16    0.72
PDB   Piedmont Bancorp, Inc. of NC           16.56    16.56    1.28    7.79    6.68       1.23    7.54       0.68  116.45    0.97
SSB   Scotland Bancorp, Inc. of NC(8)        24.95    24.95    1.33    4.93    3.95       1.33    4.93        NA      NA     0.57
SZB   SouthFirst Bancshares of AL             9.94     9.70    0.47    4.21    4.21       0.42    3.76       1.56   29.78    0.75
SRN   Southern Banc Company of AL            17.67    17.54    0.51    2.96    3.45       0.51    2.96       0.01  690.91    0.18
SSM   Stone Street Bancorp of NC             27.32    27.32    1.39    4.89    5.47       1.39    4.89       0.03     NA     0.64
TSH   Teche Holding Company of LA            13.84    13.84    0.94    6.94    8.20       0.93    6.83        NA      NA     1.01
FTF   Texarkana Fst. Fin. Corp of AR         14.88    14.88    1.75   11.48    8.69       1.70   11.18        NA      NA     0.64
THR   Three Rivers Fin. Corp. of MI          12.83    12.79    0.85    6.34    6.94       0.76    5.67       0.83   59.56    0.78
WSB   Washington SB, FSB of MD                8.42     8.42    0.73    8.64   10.35       0.50    5.89        NA      NA     1.02
WFI   Winton Financial Corp. of OH            7.27     7.14    1.19   16.33    8.74       0.90   12.33        NA      NA      NA


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN(8)          9.17     8.99    0.73    8.28    4.49       0.51    5.81       1.84   30.69    0.77
FBER  1st Bergen Bancorp of NJ(8)            11.60    11.60    0.72    5.57    3.64       0.72    5.57       0.96  111.28    2.41
AFED  AFSALA Bancorp, Inc. of NY(8)          11.40    11.40    0.62    5.01    4.89       0.68    5.47       0.33  205.73    1.42
ALBK  ALBANK Fin. Corp. of Albany NY(8)       9.19     7.27    1.14   12.55    5.46       1.13   12.48       0.78   93.99    1.05
AMFC  AMB Financial Corp. of IN              12.68    12.68    0.84    5.95    7.44       0.54    3.86       0.19  214.55    0.52
ASBP  ASB Financial Corp. of OH              12.45    12.45    0.94    6.35    5.50       0.93    6.26       0.34  191.18    0.98
ABBK  Abington Bancorp of MA*                 6.37     5.81    0.86   12.84    8.68       0.65    9.73       0.14  353.60    0.77
AABC  Access Anytime Bancorp of NM            7.93     7.93    1.37   16.80   15.25       1.24   15.29       0.08  535.05    0.67
AFBC  Advance Fin. Bancorp of WV             13.07    13.07    0.78    5.32    6.56       0.67    4.61       0.47   88.35    0.49


                                                         Pricing Ratios                       Dividend Data(6)
                                            ----------------------------------------     -------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------  ------  ------  ------ --------     ------   ------  --------
                                              (X)     (%)     (%)     (%)     (x)          ($)      (%)      (%)

NYSE Traded Companies
---------------------

BYS   Bay State Bancorp of MA*                22.38   99.32   20.57   99.32   22.38         0.00    0.00    0.00
CFB   Commercial Federal Corp. of NE          22.47  213.05   15.48  240.36   18.45         0.22    0.97   21.78
DME   Dime Bancorp, Inc. of NY*               15.07  200.42   12.75  243.71   24.80         0.20    0.84   12.66
DSL   Downey Financial Corp. of CA            11.55  143.72   11.31  145.23   11.16         0.32    1.37   15.76
FED   FirstFed Fin. Corp. of CA               11.78  144.44    8.65  145.34   12.50         0.00    0.00    0.00
GSB   Golden State Bancorp of CA(8)           16.83  219.57   13.62  261.80   15.99         0.00    0.00    0.00
GDW   Golden West Fin. Corp. of CA            12.86  177.34   13.27  177.34   13.16         0.50    0.55    7.09
GPT   GreenPoint Fin. Corp. of NY*            21.44  244.67   24.28     NM    20.90         0.64    1.95   41.83
JSB   JSB Financial, Inc. of NY*              11.28  135.68   32.98  135.68   10.05         1.60    3.05   34.41
OCN   Ocwen Financial Corp. of FL             26.67  170.70   20.81  186.63     NM          0.00    0.00    0.00
SIB   Staten Island Bancorp of NY*              NM   115.49   27.19  118.50   19.99         0.32    1.76   57.14
WES   Westcorp Inc. of Orange CA              24.57   54.65    4.96   54.78     NM          0.20    2.91   71.43


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA          13.33   89.25   13.14   89.25   14.21         0.44    2.56   34.11
ANE   Alliance Bncp of New Eng of CT*          9.90  116.41    9.09  119.05   20.41         0.20    2.00   19.80
BKC   American Bank of Waterbury CT*          11.88  171.53   14.84  176.86   14.14         0.80    3.70   43.96
BFD   BostonFed Bancorp of MA                 13.58  117.43    9.16  121.70   17.04         0.40    2.21   30.08
CNY   Carver Bancorp, Inc. of NY              19.57   58.03    4.87   60.00   22.50         0.00    0.00    0.00
CBK   Citizens First Fin.Corp. of IL          19.23   96.65   13.48   96.65     NM          0.00    0.00    0.00
EFC   EFC Bancorp Inc of IL                     NM    89.57   21.19   89.57   21.23         0.00    0.00     NM
EBI   Equality Bancorp, Inc. of MO            21.43  115.38   11.05  115.38     NM          0.24    2.00   42.86
ESX   Essex Bancorp of Norfolk VA(8)            NM      NM     1.05     NM      NM          0.00    0.00     NM
FCB   Falmouth Bancorp, Inc. of MA*           19.72   91.22   19.51   91.22   26.07         0.24    1.56   30.77
FAB   FirstFed America Bancorp of MA          16.82   98.58    8.74   98.58   20.61         0.20    1.37   22.99
GAF   GA Financial Corp. of PA                12.28   92.65   11.93   93.52   13.21         0.56    4.00   49.12
HBS   Haywood Bancshares, Inc. of NC*         15.40   97.57   14.21  100.76    9.80         0.60    3.48   53.57
KNK   Kankakee Bancorp, Inc. of IL            11.67   85.75    8.37  100.37   12.19         0.48    1.96   22.86
KYF   Kentucky First Bancorp of KY            16.89  107.67   18.91  107.67   17.12         0.50    4.00   67.57
NBN   Northeast Bancorp of ME*                12.23  120.59    9.02  130.94   12.37         0.21    1.89   23.08
NEP   Northeast PA Fin. Corp of PA              NM    86.08   15.31   86.08   25.29         0.00    0.00     NM
PDB   Piedmont Bancorp, Inc. of NC            14.97  113.56   18.80  113.56   15.47         0.48    5.26     NM
SSB   Scotland Bancorp, Inc. of NC(8)         25.30  139.82   34.88  139.82   25.30         0.20    1.80   45.45
SZB   SouthFirst Bancshares of AL             23.77   93.67    9.31   96.02   26.59         0.60    3.82     NM
SRN   Southern Banc Company of AL             28.98   84.44   14.92   85.06   28.98         0.35    2.75     NM
SSM   Stone Street Bancorp of NC              18.29   90.14   24.63   90.14   18.29         0.46    3.07   56.10
TSH   Teche Holding Company of LA             12.20   82.05   11.35   82.05   12.40         0.50    3.30   40.32
FTF   Texarkana Fst. Fin. Corp of AR          11.51  129.23   19.23  129.23   11.82         0.64    2.94   33.86
THR   Three Rivers Fin. Corp. of MI           14.41   93.40   11.98   93.68   16.10         0.44    2.91   41.90
WSB   Washington SB, FSB of MD                 9.66   81.57    6.87   81.57   14.17         0.10    2.35   22.73
WFI   Winton Financial Corp. of OH            11.44  186.90   13.58  190.13   15.16         0.25    2.06   23.58


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN(8)          22.27  178.00   16.33  181.50     NM          0.27    0.70   15.52
FBER  1st Bergen Bancorp of NJ(8)             27.44  166.67   19.34  166.67   27.44         0.28    1.24   34.15
AFED  AFSALA Bancorp, Inc. of NY(8)           20.45  108.92   12.42  108.92   18.75         0.28    1.78   36.36
ALBK  ALBANK Fin. Corp. of Albany NY(8)       18.30  215.63   19.81  272.29   18.41         0.84    1.37   25.15
AMFC  AMB Financial Corp. of IN               13.44   81.96   10.39   81.96   20.70         0.32    2.53   34.04
ASBP  ASB Financial Corp. of OH               18.17  134.82   16.79  134.82   18.45         0.40    3.39   61.54
ABBK  Abington Bancorp of MA*                 11.52  149.75    9.54  164.25   15.21         0.20    1.36   15.63
AABC  Access Anytime Bancorp of NM             6.56  105.96    8.40  105.96    7.21         0.00    0.00    0.00
AFBC  Advance Fin. Bancorp of WV              15.24   86.33   11.29   86.33   17.61         0.32    2.56   39.02


RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                                       Exhibit IV-1 (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of October 30, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------     ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------     --------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------  ------  ------     ------ -------     ------  ------  ------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------

ALBC  Albion Banc Corp. of Albion NY          8.49     8.49    0.54    6.24    6.38       0.50    5.88       0.47   72.86    0.44
ABCL  Alliance Bancorp, Inc. of IL            8.74     8.66    0.75    8.29    5.28       0.92   10.18       0.17  175.47    0.45
ALLB  Alliance Bank MHC of PA (19.9)         10.68    10.68    0.77    6.88    4.78       0.77    6.88       1.06   45.21    0.88
AHCI  Ambanc Holding Co., Inc. of NY*        10.32    10.32    0.40    3.45    3.29       0.41    3.52       0.60  120.40    1.26
ASBI  Ameriana Bancorp of IN                 12.16    11.94    0.98    8.54    6.50       0.82    7.15       0.56   54.99    0.43
ABCW  Anchor Bancorp Wisconsin of WI          6.36     6.26    1.11   17.39    6.00       0.97   15.09       0.58  180.99    1.29
ANDB  Andover Bancorp, Inc. of MA*            8.20     8.20    1.19   14.70    7.78       1.16   14.34       0.31  238.74    0.99
ASFC  Astoria Financial Corp. of NY           7.71     5.53    0.86   10.97    7.33       0.74    9.44       0.37   81.02    0.76
AVND  Avondale Fin. Corp. of IL(8)            8.36     8.36   -0.91  -11.02  -14.47      -0.62   -7.53       1.25   84.71    2.83
BCSB  BCSB Bankcorp MHC of MD (38.6)         16.27    16.27    0.80    4.95    3.58       0.80    4.95       0.34   88.87    0.56
BKCT  Bancorp Connecticut of CT*              9.89     9.89    1.43   13.91    8.61       1.21   11.72       0.61  181.32    2.10
BPLS  Bank Plus Corp. of CA                   4.32     3.97    0.19    4.16    9.61       0.28    6.30       1.75   69.27    1.79
BNKU  Bank United Corp. of TX                 5.11     4.64    0.89   17.72    8.79       0.84   16.66        NA      NA     0.44
BWFC  Bank West Fin. Corp. of MI             12.83    12.83    0.49    3.63    3.41       0.51    3.74       0.57   28.07    0.23
BANC  BankAtlantic Bancorp of FL              6.79     5.25    0.83   13.30    8.35       0.37    5.99       0.81  100.62    1.12
BKUNA BankUnited Fin. Corp. of FL             5.11     4.27    0.28    6.60    4.86       0.13    3.15       0.46   37.03    0.21
BVCC  Bay View Capital Corp. of CA            6.89     4.46    0.35    5.42    4.29       0.60    9.23        NA      NA     1.06
FSNJ  Bayonne Banchsares of NJ(8)            13.69    13.69    0.73    5.33    3.41       0.73    5.33       0.44   96.50    0.92
BFSB  Bedford Bancshares, Inc. of VA         13.26    13.26    1.23    8.87    5.13       1.21    8.76       0.21  232.62    0.60
BFFC  Big Foot Fin. Corp. of IL              17.27    17.27    0.55    3.12    3.51       0.41    2.32       0.16   87.72    0.26
BYFC  Broadway Fin. Corp. of CA               9.50     9.50    0.45    4.56    8.00       0.28    2.79       1.15   68.56    0.97
BRKL  Brookline Bncp MHC of MA(47.0)         32.99    32.99    2.07    8.28    4.08       2.00    7.97       0.60  251.07    2.37
CBES  CBES Bancorp, Inc. of MO               13.61    13.61    0.94    6.07    7.05       0.67    4.33       0.59   91.39    0.58
CITZ  CFS Bancorp, Inc. of IN                17.41    17.41    0.58    3.31    3.64       0.64    3.68       0.67   42.30    0.81
CFSB  CFSB Bancorp of Lansing MI              7.78     7.78    1.36   17.60    5.68       1.23   15.86       0.21  275.17    0.64
CKFB  CKF Bancorp of Danville KY             21.57    21.57    1.34    5.95    6.43       1.34    5.95       0.54   40.24    0.24
CNSB  CNS Bancorp, Inc. of MO                24.77    24.77    0.88    3.59    4.46       0.76    3.10       0.06  606.56    0.57
CNYF  CNY Financial Corp of NY*              27.23    27.23    0.47    1.74    2.50       1.06    3.91       1.28   74.83    1.43
CSBF  CSB Financial Group Inc of IL          23.20    21.89    0.76    3.28    4.45       0.74    3.20       1.13   34.83    0.69
CBCI  Calumet Bancorp of Chicago IL(8)       17.73    17.73    1.95   11.64   10.09       1.96   11.72       1.21   99.71    1.56
CAFI  Camco Fin. Corp. of OH                  9.90     9.30    1.26   13.00    7.81       0.91    9.41       0.72   39.75    0.34
CMRN  Cameron Fin. Corp. of MO               19.87    19.87    1.14    5.47    6.57       1.12    5.36       1.06   67.46    0.87
CFNC  Carolina Fincorp of NC*                13.50    13.50    0.93    4.48    6.89       1.05    5.04       0.13  303.47    0.51
CASB  Cascade Financial Corp. of WA           7.07     7.07    0.84   12.44    6.07       0.75   11.08       0.48  193.12    1.08
CATB  Catskill Fin. Corp. of NY*             22.03    22.03    1.30    5.45    6.31       1.29    5.38       0.22  282.65    1.43
CAVB  Cavalry Bancorp of TN                  29.66    29.66    1.48    5.11    3.49       1.09    3.76        NA      NA      NA
CNIT  Cenit Bancorp of Norfolk VA             7.91     7.33    0.90   12.59    6.51       0.83   11.60       0.19  316.10    0.75
CEBK  Central Co-Op. Bank of MA*              9.75     8.88    0.85    8.64    8.48       0.63    6.45       0.40  188.70    1.00
CENB  Century Bancorp, Inc. of NC(8)         19.34    19.34    1.20    4.68    7.24       1.18    4.63       0.47  119.57    0.78
COFI  Charter One Financial of OH             7.47     7.03    0.95   13.28    4.63       1.25   17.47       0.40  142.90    0.82
CVAL  Chester Valley Bancorp of PA            8.45     8.45    0.96   11.19    4.51       0.90   10.51       0.33  274.00    1.23
CLAS  Classic Bancshares, Inc. of KY         14.87    12.79    0.73    4.88    5.56       0.93    6.18       0.29  216.16    0.92
CBSA  Coastal Bancorp of Houston TX           3.85     3.35    0.52   14.57   11.05       0.54   14.92        NA      NA     0.71
CFCP  Coastal Fin. Corp. of SC                5.89     5.89    1.21   19.85    5.63       0.97   15.96       0.48  188.30    1.31
CFKY  Columbia Financial of KY               31.50    31.50    0.48    2.32    1.69       0.48    2.32       0.40   63.42    0.48
CMSB  Commonwealth Bancorp Inc of PA          8.43     6.65    0.57    6.24    6.32       0.41    4.44       0.46   91.32    0.66
CMSV  Commty. Svgs, MHC of FL (48.5)(8)      10.85    10.85    0.70    6.35    4.51       0.65    5.85       0.27  133.22    0.52
CFTP  Community Fed. Bancorp of MS           22.27    22.27    1.24    4.91    4.47       1.07    4.24       0.28   78.26    0.41
CFFC  Community Fin. Corp. of VA             14.09    14.04    1.00    7.33    6.01       0.96    7.02       1.30   48.66    0.71
CIBI  Community Inv. Bancorp of OH           10.09    10.09    0.91    8.05    5.80       0.91    8.05       0.67   81.36    0.67
COOP  Cooperative Bancshares of NC            7.95     7.95    0.65    8.45    6.08       0.59    7.70       0.08  330.28    0.34
CRZY  Crazy Woman Creek Bncorp of WY         23.43    23.43    1.24    5.15    6.15       1.24    5.15       0.13  355.84    0.92
CRSB  Crusader Holding Corp of PA            11.50    10.89    2.27   32.12    8.00       2.09   29.47       0.96   44.19    0.50
DNFC  D&N Financial Corp. of MI               5.57     5.53    0.86   15.65    8.68       0.75   13.68       0.50  109.80    0.83
DCBI  Delphos Citizens Bancorp of OH         24.15    24.15    1.54    5.87    5.49       1.54    5.87        NA      NA      NA
DCOM  Dime Community Bancorp of NY*          11.48    10.00    0.89    6.98    4.68       0.86    6.80       0.33  209.19    1.17


                                                         Pricing Ratios                       Dividend Data(6)
                                            ----------------------------------------     -------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------  ------  ------  ------ --------     ------   ------  --------
                                              (X)     (%)     (%)     (%)     (x)          ($)      (%)      (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------

ALBC  Albion Banc Corp. of Albion NY          15.69   95.58    8.12   95.58   16.67         0.12    1.50   23.53
ABCL  Alliance Bancorp, Inc. of IL            18.94  121.31   10.60  122.31   15.43         0.44    2.30   43.56
ALLB  Alliance Bank MHC of PA (19.9)          20.90  140.88   15.04  140.88   20.90         0.36    2.82   59.02
AHCI  Ambanc Holding Co., Inc. of NY*           NM   109.00   11.25  109.00   29.81         0.24    1.55   47.06
ASBI  Ameriana Bancorp of IN                  15.38  128.30   15.60  130.62   18.37         0.64    3.56   54.70
ABCW  Anchor Bancorp Wisconsin of WI          16.67  280.31   17.82  284.77   19.20         0.20    0.93   15.50
ANDB  Andover Bancorp, Inc. of MA*            12.86  177.46   14.55  177.46   13.19         0.00    0.00    0.00
ASFC  Astoria Financial Corp. of NY           13.65  128.13    9.88  178.79   15.87         0.80    1.86   25.40
AVND  Avondale Fin. Corp. of IL(8)              NM    83.04    6.94   83.04     NM          0.00    0.00     NM
BCSB  BCSB Bankcorp MHC of MD (38.6)          27.94  138.19   22.49  138.19   27.94         0.00    0.00    0.00
BKCT  Bancorp Connecticut of CT*              11.61  153.97   15.23  153.97   13.79         0.54    3.66   42.52
BPLS  Bank Plus Corp. of CA                   10.41   42.51    1.84   46.29    6.88         0.00    0.00    0.00
BNKU  Bank United Corp. of TX                 11.38  187.92    9.61  206.96   12.11         0.64    1.61   18.29
BWFC  Bank West Fin. Corp. of MI              29.31  105.75   13.56  105.75   28.42         0.24    2.56     NM
BANC  BankAtlantic Bancorp of FL              11.97  123.55    8.39  159.77   26.56         0.10    1.18   14.08
BKUNA BankUnited Fin. Corp. of FL             20.59   88.05    4.50  105.35     NM          0.00    0.00    0.00
BVCC  Bay View Capital Corp. of CA            23.31   85.78    5.91  132.29   13.69         0.40    2.32   54.05
FSNJ  Bayonne Banchsares of NJ(8)             29.29  142.15   19.46  142.15   29.29         0.25    1.67   49.02
BFSB  Bedford Bancshares, Inc. of VA          19.48  166.30   22.05  166.30   19.74         0.32    2.13   41.56
BFFC  Big Foot Fin. Corp. of IL               28.47   88.26   15.24   88.26     NM          0.00    0.00    0.00
BYFC  Broadway Fin. Corp. of CA               12.50   55.32    5.25   55.32   20.39         0.20    2.58   32.26
BRKL  Brookline Bncp MHC of MA(47.0)          24.53  137.28   45.28  137.28   25.49         0.20    1.54   37.74
CBES  CBES Bancorp, Inc. of MO                14.18   88.57   12.05   88.57   19.85         0.48    3.02   42.86
CITZ  CFS Bancorp, Inc. of IN                 27.44   90.81   15.81   90.81   24.70         0.32    3.24     NM
CFSB  CFSB Bancorp of Lansing MI              17.61  309.41   24.08  309.41   19.53         0.52    2.08   36.62
CKFB  CKF Bancorp of Danville KY              15.56   94.96   20.48   94.96   15.56         0.54    3.54   55.10
CNSB  CNS Bancorp, Inc. of MO                 22.41   79.90   19.79   79.90   26.00         0.30    2.31   51.72
CNYF  CNY Financial Corp of NY*                 NM    69.74   18.99   69.74   17.86         0.00    0.00    0.00
CSBF  CSB Financial Group Inc of IL           22.45   74.06   17.18   78.47   22.98         0.00    0.00    0.00
CBCI  Calumet Bancorp of Chicago IL(8)         9.91  108.65   19.27  108.65    9.85         0.00    0.00    0.00
CAFI  Camco Fin. Corp. of OH                  12.80  148.31   14.68  157.82   17.70         0.41    2.60   33.33
CMRN  Cameron Fin. Corp. of MO                15.23   85.35   16.96   85.35   15.54         0.28    1.82   27.72
CFNC  Carolina Fincorp of NC*                 14.52  100.74   13.60  100.74   12.90         0.24    2.95   42.86
CASB  Cascade Financial Corp. of WA           16.46  185.19   13.10  185.19   18.49         0.00    0.00    0.00
CATB  Catskill Fin. Corp. of NY*              15.84   89.07   19.63   89.07   16.02         0.37    2.65   42.05
CAVB  Cavalry Bancorp of TN                   28.68  145.85   43.26  145.85     NM          0.20    1.03   29.41
CNIT  Cenit Bancorp of Norfolk VA             15.35  188.95   14.95  203.97   16.67         0.44    2.26   34.65
CEBK  Central Co-Op. Bank of MA*              11.79   98.36    9.59  108.00   15.79         0.32    1.72   20.25
CENB  Century Bancorp, Inc. of NC(8)          13.82   89.08   17.23   89.08   13.97         0.68    5.18   71.58
COFI  Charter One Financial of OH             21.61  245.88   18.36  261.08   16.43         0.56    2.04   44.09
CVAL  Chester Valley Bancorp of PA            22.18  226.40   19.12  226.40   23.60         0.44    1.49   33.08
CLAS  Classic Bancshares, Inc. of KY          18.00   85.55   12.72   99.48   14.21         0.32    2.37   42.67
CBSA  Coastal Bancorp of Houston TX            9.05  121.95    4.69  140.01    8.84         0.32    1.68   15.24
CFCP  Coastal Fin. Corp. of SC                17.76  327.02   19.27  327.02   22.09         0.28    1.47   26.17
CFKY  Columbia Financial of KY                  NM    92.66   29.19   92.66     NM          0.28    2.15     NM
CMSB  Commonwealth Bancorp Inc of PA          15.83  105.32    8.88  133.68   22.27         0.32    2.25   35.56
CMSV  Commty. Svgs, MHC of FL (48.5)(8)       22.16  137.38   14.91  137.38   24.06         0.90    4.02     NM
CFTP  Community Fed. Bancorp of MS            22.35  110.65   24.64  110.65   25.88         0.32    2.17   48.48
CFFC  Community Fin. Corp. of VA              16.63  117.51   16.56  117.98   17.37         0.32    2.71   45.07
CIBI  Community Inv. Bancorp of OH            17.25  147.24   14.85  147.24   17.25         0.24    1.96   33.80
COOP  Cooperative Bancshares of NC            16.46  130.65   10.38  130.65   18.06         0.00    0.00    0.00
CRZY  Crazy Woman Creek Bncorp of WY          16.27   83.23   19.50   83.23   16.27         0.40    2.96   48.19
CRSB  Crusader Holding Corp of PA             12.51  200.17   23.01  211.32   13.63         0.00    0.00    0.00
DNFC  D&N Financial Corp. of MI               11.53  166.81    9.29  168.12   13.18         0.20    1.04   11.98
DCBI  Delphos Citizens Bancorp of OH          18.23  112.04   27.06  112.04   18.23         0.24    1.37   25.00
DCOM  Dime Community Bancorp of NY*           21.38  150.47   17.27  172.73   21.96         0.48    2.01   42.86


RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                                       Exhibit IV-1 (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of October 30, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------     ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------     --------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------  ------  ------     ------ -------     ------  ------  ------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------

ESBF  ESB Financial Corp of PA                7.20     6.42    0.69    9.08    6.44       0.69    9.08       0.60   83.44    1.34
EGLB  Eagle BancGroup of IL                  12.05    12.05    0.35    2.97    2.61       0.12    1.03       0.73   75.47    0.82
EBSI  Eagle Bancshares of Tucker GA           6.92     6.92    0.88   11.78    8.16       0.85   11.46       1.20   49.97    0.78
ETFS  East Texas Fin. Serv. of TX            17.29    17.29    0.53    3.02    3.90       0.45    2.58       0.41   46.61    0.38
ESBK  Elmira Svgs Bank (The) of NY*           6.27     6.27    0.47    7.45    7.05       0.49    7.85       0.83   80.50    0.85
EMLD  Emerald Financial Corp. of OH           8.51     8.41    1.13   14.11    6.23       1.03   12.84       0.33     NA      NA
EFBC  Empire Federal Bancorp of MT           36.22    36.22    1.45    3.95    5.02       1.45    3.95       0.01     NA     0.41
EFBI  Enterprise Fed. Bancorp of OH(8)        9.96     9.71    0.78    6.96    2.37       0.67    5.95       0.06  333.77    0.30
EQSB  Equitable FSB of Wheaton MD             5.12     5.12    0.70   13.60    8.45       0.66   12.87       0.31   52.60    0.25
FCBF  FCB Fin. Corp. of Neenah WI            14.47    14.47    1.24    8.45    6.16       0.92    6.26       0.22  327.68    0.98
FFDF  FFD Financial Corp. of OH              17.39    17.39    1.07    4.76    4.25       0.75    3.36       0.09  329.27    0.38
FFLC  FFLC Bancorp of Leesburg FL            12.51    12.51    1.03    7.97    7.12       1.03    7.97       0.19  276.11    0.60
FFWC  FFW Corporation of Wabash IN            9.41     8.66    0.99   10.40    8.67       0.87    9.12       0.43  112.60    0.70
FFYF  FFY Financial Corp. of OH              12.92    12.92    1.24    9.26    6.23       1.21    9.06       0.51   82.43    0.56
FMCO  FMS Financial Corp. of NJ               6.08     6.03    0.85   13.59    7.30       0.85   13.59        NA      NA     1.09
FFHH  FSF Financial Corp. of MN              10.44    10.44    0.80    7.37    7.33       0.76    6.97       0.20  123.88    0.37
FBCI  Fidelity Bancorp of Chicago IL         10.60    10.58    0.19    1.80    1.59       0.60    5.67       0.24   45.86    0.14
FSBI  Fidelity Bancorp, Inc. of PA            7.09     7.09    0.74   10.76    8.53       0.72   10.54       0.17  330.68    1.05
FFFL  Fidelity Bcsh MHC of FL (47.9)          6.15     5.98    0.65    8.98    4.88       0.52    7.18       0.27   78.51    0.34
FFED  Fidelity Fed. Bancorp of IN             6.78     6.78   -0.34   -5.64   -5.12      -0.26   -4.29       0.40  389.90    1.91
FFOH  Fidelity Financial of OH               12.41    11.04    0.89    7.17    6.27       0.86    6.91       0.26  121.33    0.40
FIBC  Financial Bancorp, Inc. of NY(8)        8.42     8.39    0.94   10.50    4.63       0.91   10.19       1.92   25.63    0.87
SBFL  Fingr Lakes Fin.MHC OF NY(33.1          8.46     8.46    0.42    4.65    2.80       0.33    3.65       0.32  141.95    0.89
FBSI  First Bancshares, Inc. of MO           14.14    13.57    1.10    7.90    6.26       1.10    7.90       1.24   24.67    0.36
FBBC  First Bell Bancorp of PA               10.16    10.16    1.08   10.29    8.34       1.07   10.20       0.08  121.66    0.14
FSTC  First Citizens Corp of GA              10.09     8.07    1.91   19.64    7.86       1.73   17.77       1.17   86.37    1.39
FCME  First Coastal Corp. of ME*              8.95     8.95    0.80    8.29    9.11       0.72    7.47       0.24  650.60    2.55
FDEF  First Defiance Fin.Corp. of OH         17.74    17.74    0.94    4.96    4.63       0.90    4.74       0.29  171.18    0.62
FESX  First Essex Bancorp of MA*              7.13     5.18    0.84   11.62    8.23       0.72    9.95       0.45  191.26    1.48
FFSX  First FSB MHC Sxld of IA(46.3)(8)       7.62     6.14    0.68    8.43    6.00       0.66    8.22       0.46  102.36    0.64
FFES  First Fed of E. Hartford CT             7.20     7.20    0.59    8.73    8.35       0.64    9.42       0.33   84.42    1.30
BDJI  First Fed. Bancorp. of MN              10.46    10.46    0.70    6.62    6.00       0.71    6.70       0.18  202.30    0.78
FFBH  First Fed. Bancshares of AR            14.71    14.71    1.00    6.71    5.92       0.99    6.65       0.85   20.75    0.23
FTFC  First Fed. Capital Corp. of WI          7.50     7.14    1.20   17.20    6.69       0.82   11.80        NA      NA      NA
FFKY  First Fed. Fin. Corp. of KY            13.35    12.67    1.61   11.89    5.94       1.54   11.42       0.53   84.57    0.52
FFBZ  First Federal Bancorp of OH             7.95     7.95    0.82   10.74    4.50       0.78   10.14       0.54  190.00    1.19
FFCH  First Fin. Holdings Inc. of SC          6.49     6.49    0.89   14.09    6.03       0.85   13.49       0.71   97.86    0.81
FFHS  First Franklin Corp. of OH              9.12     9.08    0.81    8.86    8.15       0.70    7.66        NA      NA     0.71
FGHC  First Georgia Hold. Corp of GA          8.15     7.62    1.17   14.29    4.69       1.17   14.29       1.65   37.32    0.71
FFSL  First Independence Corp. of KS          9.58     9.58    0.72    7.30    8.59       0.72    7.30       0.56   95.21    0.72
FISB  First Indiana Corp. of IN               9.15     9.05    1.15   12.22    7.84       0.81    8.65        NA      NA     1.65
FKAN  First Kansas Financial of KS           19.73    19.47    0.67    3.42    4.57       0.66    3.34       0.05  327.59    0.43
FKFS  First Keystone Fin. Corp of PA          6.50     6.50    0.74   11.06    7.41       0.66    9.80       1.22   36.94    0.87
FLKY  First Lancaster Bncshrs of KY          26.28    26.28    1.03    3.61    4.16       1.03    3.61       1.60   23.31    0.42
FLFC  First Liberty Fin. Corp. of GA          7.76     7.10    0.68    9.04    3.42       0.75    9.97       0.77  132.28    1.51
CASH  First Midwest Fin., Inc. of IA         10.18     9.09    0.71    6.60    7.03       0.64    5.93       1.94   37.96    1.19
FMBD  First Mutual Bancorp Inc of IL(8)      14.62    11.38    0.35    2.53    2.29       0.27    1.94        NA      NA      NA
FMSB  First Mutual SB of Bellevue WA*         7.23     7.23    1.08   14.96    9.60       0.91   12.59       0.06     NA     1.26
FNGB  First Northern Cap. Corp of WI         10.89    10.89    0.98    8.83    6.43       0.91    8.23       0.08  578.49    0.55
FWWB  First Savings Bancorp of WA            13.02    12.06    1.20    8.69    5.09       1.11    8.07       0.43  164.95    1.03
FSFF  First SecurityFed Fin of IL            27.20    27.12    1.13    5.03    3.79       1.69    7.50       0.34  170.99    0.94
FSLA  First Source Bancorp of NJ             21.24    20.56    1.04    8.63    4.17       1.01    8.39       0.35  159.84    1.04
SOPN  First Svgs Bancorp of NC               22.85    22.85    1.76    7.70    6.24       1.76    7.70       0.18  109.36    0.29
FBNW  FirstBank Corp of Clarkston WA         15.63    15.63    1.08    7.37    6.11       0.61    4.18       0.39  160.81    0.78
FFDB  FirstFed Bancorp, Inc. of AL            9.89     9.13    0.90    9.30    6.77       0.90    9.30       1.41   41.95    0.90
FSPT  FirstSpartan Fin. Corp. of SC          24.31    24.31    1.41    6.67    5.21       1.37    6.48        NA      NA     0.55


                                                         Pricing Ratios                       Dividend Data(6)
                                            ----------------------------------------     -------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------  ------  ------  ------ --------     ------   ------  --------
                                              (X)     (%)     (%)     (%)     (x)          ($)      (%)      (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------

ESBF  ESB Financial Corp of PA                15.53  133.22    9.59  149.25   15.53         0.36    2.25   34.95
EGLB  Eagle BancGroup of IL                     NM   111.90   13.48  111.90     NM          0.00    0.00    0.00
EBSI  Eagle Bancshares of Tucker GA           12.25  136.60    9.46  136.60   12.59         0.64    3.51   42.95
ETFS  East Texas Fin. Serv. of TX             25.61   76.25   13.18   76.25     NM          0.20    1.90   48.78
ESBK  Elmira Svgs Bank (The) of NY*           14.19  105.16    6.59  105.16   13.46         0.64    3.05   43.24
EMLD  Emerald Financial Corp. of OH           16.04  210.78   17.93  213.29   17.62         0.16    1.49   23.88
EFBC  Empire Federal Bancorp of MT            19.92   81.63   29.57   81.63   19.92         0.34    2.67   53.13
EFBI  Enterprise Fed. Bancorp of OH(8)          NM   264.12   26.30  270.86     NM          1.00    2.30     NM
EQSB  Equitable FSB of Wheaton MD             11.83  149.97    7.68  149.97   12.50         0.00    0.00    0.00
FCBF  FCB Fin. Corp. of Neenah WI             16.23  126.16   18.25  126.16   21.88         0.88    3.59   58.28
FFDF  FFD Financial Corp. of OH               23.53  146.12   25.42  146.12     NM          0.30    1.88   44.12
FFLC  FFLC Bancorp of Leesburg FL             14.05  111.05   13.89  111.05   14.05         0.36    2.27   31.86
FFWC  FFW Corporation of Wabash IN            11.54  114.33   10.76  124.28   13.16         0.42    2.80   32.31
FFYF  FFY Financial Corp. of OH               16.06  147.62   19.08  147.62   16.40         0.90    2.90   46.63
FMCO  FMS Financial Corp. of NJ               13.70  176.37   10.72  177.62   13.70         0.12    1.20   16.44
FFHH  FSF Financial Corp. of MN               13.64  100.60   10.50  100.60   14.42         0.50    3.33   45.45
FBCI  Fidelity Bancorp of Chicago IL            NM   110.55   11.72  110.73   19.95         0.40    1.93     NM
FSBI  Fidelity Bancorp, Inc. of PA            11.72  119.47    8.47  119.47   11.97         0.36    2.12   24.83
FFFL  Fidelity Bcsh MHC of FL (47.9)          20.49  177.41   10.91  182.64   25.61         1.00    4.24     NM
FFED  Fidelity Fed. Bancorp of IN               NM   114.02    7.73  114.02     NM          0.00    0.00     NM
FFOH  Fidelity Financial of OH                15.95  115.11   14.28  129.39   16.54         0.32    2.36   37.65
FIBC  Financial Bancorp, Inc. of NY(8)        21.60  217.13   18.29  218.04   22.26         0.50    1.37   29.59
SBFL  Fingr Lakes Fin.MHC OF NY(33.1            NM   163.40   13.82  163.40     NM          0.24    2.40     NM
FBSI  First Bancshares, Inc. of MO            15.96  120.45   17.04  125.59   15.96         0.12    0.91   14.46
FBBC  First Bell Bancorp of PA                11.98  117.50   11.94  117.50   12.08         0.40    2.76   33.06
FSTC  First Citizens Corp of GA               12.73  220.13   22.22  275.32   14.07         0.36    1.29   16.36
FCME  First Coastal Corp. of ME*              10.98   87.51    7.83   87.51   12.20         0.00    0.00    0.00
FDEF  First Defiance Fin.Corp. of OH          21.59  112.56   19.97  112.56   22.62         0.36    2.53   54.55
FESX  First Essex Bancorp of MA*              12.14  136.13    9.71  187.56   14.18         0.56    3.32   40.29
FFSX  First FSB MHC Sxld of IA(46.3)(8)       16.67  135.41   10.32  168.07   17.09         0.48    2.40   40.00
FFES  First Fed of E. Hartford CT             11.97   99.11    7.13   99.11   11.09         0.68    2.67   31.92
BDJI  First Fed. Bancorp. of MN               16.67  106.22   11.11  106.22   16.46         0.00    0.00    0.00
FFBH  First Fed. Bancshares of AR             16.89  110.25   16.22  110.25   17.04         0.28    1.45   24.56
FTFC  First Fed. Capital Corp. of WI          14.95  237.17   17.78  249.18   21.79         0.28    1.84   27.45
FFKY  First Fed. Fin. Corp. of KY             16.83  194.49   25.96  204.85   17.52         0.60    2.33   39.22
FFBZ  First Federal Bancorp of OH             22.22  229.45   18.23  229.45   23.53         0.16    1.33   29.63
FFCH  First Fin. Holdings Inc. of SC          16.59  216.29   14.03  216.29   17.34         0.48    2.49   41.38
FFHS  First Franklin Corp. of OH              12.27  106.13    9.68  106.55   14.21         0.30    2.22   27.27
FGHC  First Georgia Hold. Corp of GA          21.34  285.02   23.22  304.88   21.34         0.00    0.00    0.00
FFSL  First Independence Corp. of KS          11.65   83.20    7.97   83.20   11.65         0.30    2.93   34.09
FISB  First Indiana Corp. of IN               12.76  148.69   13.61  150.36   18.03         0.48    2.56   32.65
FKAN  First Kansas Financial of KS            21.87   74.74   14.75   75.75   22.36         0.00    0.00    0.00
FKFS  First Keystone Fin. Corp of PA          13.49  146.06    9.49  146.06   15.23         0.20    1.30   17.54
FLKY  First Lancaster Bncshrs of KY           24.06   86.56   22.75   86.56   24.06         0.60    4.71     NM
FLFC  First Liberty Fin. Corp. of GA          29.24  226.42   17.58  247.57   26.51         0.30    1.51   44.12
CASH  First Midwest Fin., Inc. of IA          14.22   94.45    9.62  105.80   15.82         0.48    3.10   44.04
FMBD  First Mutual Bancorp Inc of IL(8)         NM   108.14   15.82  139.00     NM          0.32    1.88     NM
FMSB  First Mutual SB of Bellevue WA*         10.42  155.86   11.27  155.86   12.38         0.20    1.60   16.67
FNGB  First Northern Cap. Corp of WI          15.54  134.66   14.66  134.66   16.67         0.36    3.13   48.65
FWWB  First Savings Bancorp of WA             19.64  171.34   22.30  184.87   21.15         0.36    1.64   32.14
FSFF  First SecurityFed Fin of IL             26.42   99.64   27.10   99.93   17.72         0.00    0.00    0.00
FSLA  First Source Bancorp of NJ              23.97  105.63   22.43  109.10   24.66         0.18    2.09   50.00
SOPN  First Svgs Bancorp of NC                16.02  121.46   27.76  121.46   16.02         1.00    4.40   70.42
FBNW  FirstBank Corp of Clarkston WA          16.37  103.66   16.20  103.66   28.87         0.36    2.27   37.11
FFDB  FirstFed Bancorp, Inc. of AL            14.77  133.38   13.19  144.44   14.77         0.28    2.87   42.42
FSPT  FirstSpartan Fin. Corp. of SC           19.21  115.06   27.97  115.06   19.76         0.80    2.33   44.69


RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                                       Exhibit IV-1 (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of October 30, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------     ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------     --------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------  ------  ------     ------ -------     ------  ------  ------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------

FLAG  Flag Financial Corp of GA               8.89     8.89    0.88    9.49    3.03       0.61    6.57       1.33   65.46    1.22
FLGS  Flagstar Bancorp, Inc of MI             5.55     5.40    1.41   23.50    9.17       1.41   23.50       2.26   20.60    0.53
FFIC  Flushing Fin. Corp. of NY*             12.80    12.32    0.94    6.97    5.49       0.94    6.97       0.22  262.60    0.95
FBHC  Fort Bend Holding Corp. of TX(8)        7.15     6.76    0.66   10.00    5.22       0.43    6.58       0.41  123.80    0.90
FTSB  Fort Thomas Fin. Corp. of KY           16.07    16.07    1.18    7.42    7.27       1.18    7.42       1.93   30.61    0.65
FKKY  Frankfort First Bancorp of KY          16.88    16.88    1.19    7.03    6.50       1.19    7.03        NA      NA     0.08
FTNB  Fulton Bancorp, Inc. of MO             23.15    23.15    1.07    4.44    4.26       0.82    3.43       0.51  171.86    1.05
GUPB  GFSB Bancorp, Inc of Gallup NM         11.54    11.54    0.78    6.14    5.26       0.78    6.14       0.70   44.69    0.51
GSLA  GS Financial Corp. of LA               36.03    36.03    1.14    2.73    3.41       0.99    2.38       0.12  260.11    0.74
GOSB  GSB Financial Corp. of NY*             24.91    24.91    0.73    3.23    3.23       0.70    3.08       0.09  156.52    0.24
GBNK  Gaston Fed Bncp MHC of NC(47.0         20.28    20.28    0.73    5.92    2.51       0.66    5.39       0.50  132.06    0.96
GFCO  Glenway Financial Corp. of OH           9.63     9.56    0.90    9.53    6.05       0.90    9.53       0.32  119.55    0.45
GTPS  Great American Bancorp of IL           18.27    18.27    0.71    3.62    4.35       0.71    3.62       0.12  331.46    0.47
PEDE  Great Pee Dee Bancorp of SC            46.01    46.01    1.89    4.14    4.54       1.89    4.14       0.48  107.27    0.62
GSFC  Green Street Fin. Corp. of NC          34.90    34.90    1.59    4.49    5.36       1.59    4.49       0.07  216.10    0.19
GFED  Guaranty Fed Bancshares of MO          27.19    27.19    1.24    5.36    3.84       1.21    5.25       0.50  168.80    1.05
HCBBE HCB Bancshares of Camden AR            17.25    17.04    0.33    1.99    2.70       0.33    1.99       0.44  150.91    1.38
HEMT  HF Bancorp of Hemet CA                  8.01     6.85    0.01    0.15    0.12       0.06    0.77        NA      NA      NA
HFFC  HF Financial Corp. of SD                9.93     9.93    1.13   11.77   10.79       0.98   10.21       0.93  151.01    1.74
HMNF  HMN Financial, Inc. of MN               9.76     8.96    0.79    6.41    7.17       0.56    4.54       0.09  449.77    0.61
HALL  Hallmark Capital Corp. of WI            7.63     7.63    0.66    8.86    7.67       0.62    8.30       0.37     NA      NA
HRBF  Harbor Federal Bancorp of MD           12.60    12.60    0.77    6.06    4.59       0.75    5.87       0.69   33.35    0.34
HARB  Harbor Florida Bancshrs of FL          19.62    19.38    1.37   10.17    4.84       1.29    9.60       0.43  208.24    1.27
HFSA  Hardin Bancorp of Hardin MO            10.11    10.11    0.69    6.15    5.57       0.60    5.36        NA      NA      NA
HARL  Harleysville SB of PA                   6.41     6.41    0.97   14.71    7.14       0.97   14.71        NA      NA     0.79
HFGI  Harrington Fin. Group of IN             4.68     4.68   -0.36   -7.64   -7.03      -0.13   -2.77       0.15   58.96    0.27
HARS  Harris Fin. MHC of PA (24.9)            8.13     7.34    0.84   10.33    3.47       0.68    8.41       0.66   60.54    0.97
HFFB  Harrodsburg 1st Fin Bcrp of KY         26.54    26.54    1.36    5.09    5.31       1.36    5.09       0.55   66.83    0.48
HHFC  Harvest Home Fin. Corp. of OH          11.35    11.35    0.62    5.35    5.25       0.62    5.35       0.09  144.19    0.25
HAVN  Haven Bancorp of Woodhaven NY           5.21     4.98    0.45    7.89    7.20       0.48    8.37       0.45  132.08    0.97
HTHR  Hawthorne Fin. Corp. of CA              3.97     3.97    1.00   22.67   20.22       1.09   24.78       5.28   22.92    1.31
HMLK  Hemlock Fed. Fin. Corp. of IL          15.14    15.14    0.92    5.35    6.00       0.91    5.29        NA      NA     0.82
HBSC  Heritage Bancorp, Inc of SC            31.48    31.48    1.12    5.60    4.25       1.12    5.60       0.44   57.25    0.38
HFWA  Heritage Financial Corp of WA          22.57    20.50    1.10    4.34    3.84       0.63    2.48       0.11  760.09    1.28
HCBC  High Country Bancorp of CO             18.18    18.18    0.84    5.51    5.24       0.84    5.51       0.41  181.40    0.91
HBNK  Highland Bancorp of CA                  7.87     7.87    1.36   17.65    9.88       1.19   15.55       1.65   96.78    2.01
HIFS  Hingham Inst. for Sav. of MA*           9.43     9.43    1.25   13.19    8.60       1.24   13.00       0.20  340.32    0.86
HBEI  Home Bancorp of Elgin IL(8)            26.12    26.12    0.69    2.59    2.62       0.69    2.59       0.24  122.58    0.34
HBFW  Home Bancorp of Fort Wayne IN          11.92    11.92    0.85    6.84    4.73       0.83    6.68       0.10  402.90    0.43
HCFC  Home City Fin. Corp. of OH             13.87    13.87    1.30    7.09    7.64       1.28    7.02       0.59   97.81    0.63
HOMF  Home Fed Bancorp of Seymour IN          9.30     9.07    1.48   16.64    8.51       1.16   13.01       0.59  100.21    0.71
HWEN  Home Financial Bancorp of IN           17.64    17.64    0.92    5.30    6.46       0.70    4.04       1.10   68.52    0.93
HLFC  Home Loan Financial Corp of OH         38.53    38.53    1.34    4.88    3.26       1.34    4.88       0.06     NA      NA
HPBC  Home Port Bancorp, Inc. of MA*          8.71     8.71    1.45   14.51    8.54       1.66   16.62       0.26  453.64    1.38
HSTD  Homestead Bancorp, Inc. of LA          21.66    21.66    0.75    3.46    4.50       0.75    3.46       0.27  119.47    0.69
HFBC  HopFed Bancorp of KY                   26.78    26.78    1.22    8.52    4.11       1.22    8.52       0.11  107.86    0.23
HZFS  Horizon Fin'l. Services of IA           9.44     9.44    0.66    6.84    4.74       0.79    8.16       1.03   37.74    0.62
HRZB  Horizon Financial Corp. of WA*         15.44    15.44    1.56   10.03    8.00       1.52    9.76       0.02     NA     0.88
HRBT  Hudson River Bancorp Inc of NY         26.74    26.74    0.90    3.36    3.98       1.03    3.85        NA      NA     2.20
ITLA  ITLA Capital Corp of CA*               10.43    10.41    1.43   13.81   11.87       1.43   13.81        NA      NA     1.90
ICBC  Independence Comm Bnk Cp of NY         20.07    18.95   -0.81   -4.22   -3.87       0.68    3.58       0.69  116.06    1.29
IFSB  Independence FSB of DC                  7.96     7.27    1.98   26.14   33.44       1.57   20.76       1.32   19.24    0.42
INBI  Industrial Bancorp of OH               15.97    15.97    1.47    8.74    5.63       1.47    8.74       0.35  138.50    0.55
IWBK  Interwest Bancorp of WA                 6.76     6.65    1.04   15.58    4.86       0.88   13.16       0.64   83.89    0.90
IPSW  Ipswich SB of Ipswich MA*               5.58     5.58    1.20   21.89    8.38       0.95   17.47       0.71   99.04    0.91
JXVL  Jacksonville Bancorp of TX             14.45    14.45    1.34    9.15    8.81       1.34    9.15       0.62   78.01    0.63


                                                         Pricing Ratios                       Dividend Data(6)
                                            ----------------------------------------     -------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------  ------  ------  ------ --------     ------   ------  --------
                                              (X)     (%)     (%)     (%)     (x)          ($)      (%)      (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------

FLAG  Flag Financial Corp of GA                 NM   302.35   26.88  302.35     NM          0.24    1.86   61.54
FLGS  Flagstar Bancorp, Inc of MI             10.91  229.89   12.75  236.22   10.91         0.32    1.33   14.55
FFIC  Flushing Fin. Corp. of NY*              18.23  124.17   15.90  128.98   18.23         0.24    1.57   28.57
FBHC  Fort Bend Holding Corp. of TX(8)        19.14  174.32   12.46  184.30   29.11         0.40    1.88   36.04
FTSB  Fort Thomas Fin. Corp. of KY            13.75   99.55   16.00   99.55   13.75         0.25    2.27   31.25
FKKY  Frankfort First Bancorp of KY           15.38  107.33   18.12  107.33   15.38         0.80    5.20     NM
FTNB  Fulton Bancorp, Inc. of MO              23.48  104.52   24.20  104.52     NM          0.30    1.94   45.45
GUPB  GFSB Bancorp, Inc of Gallup NM          19.00  116.90   13.49  116.90   19.00         0.30    2.11   40.00
GSLA  GS Financial Corp. of LA                29.35   84.32   30.38   84.32     NM          0.28    2.07   60.87
GOSB  GSB Financial Corp. of NY*                NM    89.41   22.28   89.41     NM          0.12    0.92   28.57
GBNK  Gaston Fed Bncp MHC of NC(47.0            NM   143.65   29.14  143.65     NM          0.20    1.52   60.61
GFCO  Glenway Financial Corp. of OH           16.53  152.34   14.68  153.54   16.53         0.44    2.26   37.29
GTPS  Great American Bancorp of IL            22.97   85.99   15.71   85.99   22.97         0.44    2.59   59.46
PEDE  Great Pee Dee Bancorp of SC             22.03   90.97   41.85   90.97   22.03         0.36    2.77   61.02
GSFC  Green Street Fin. Corp. of NC           18.67   86.97   30.35   86.97   18.67         0.48    3.73   69.57
GFED  Guaranty Fed Bancshares of MO           26.04  104.60   28.44  104.60   26.60         0.32    2.56   66.67
HCBBE HCB Bancshares of Camden AR               NM    64.01   11.04   64.78     NM          0.24    2.59     NM
HEMT  HF Bancorp of Hemet CA                    NM   127.77   10.24  149.42     NM          0.00    0.00    0.00
HFFC  HF Financial Corp. of SD                 9.27  105.98   10.52  105.98   10.69         0.36    2.57   23.84
HMNF  HMN Financial, Inc. of MN               13.94  102.61   10.02  111.87   19.68         0.24    1.79   25.00
HALL  Hallmark Capital Corp. of WI            13.03  108.79    8.30  108.79   13.91         0.00    0.00    0.00
HRBF  Harbor Federal Bancorp of MD            21.81  128.61   16.20  128.61   22.53         0.52    2.54   55.32
HARB  Harbor Florida Bancshrs of FL           20.64  130.70   25.64  132.29   21.88         0.26    2.38   49.06
HFSA  Hardin Bancorp of Hardin MO             17.95  109.81   11.10  109.81   20.60         0.60    3.31   59.41
HARL  Harleysville SB of PA                   14.00  192.40   12.34  192.40   14.00         0.48    1.65   23.08
HFGI  Harrington Fin. Group of IN               NM   116.69    5.46  116.69     NM          0.12    1.45     NM
HARS  Harris Fin. MHC of PA (24.9)            28.81  279.86   22.74  309.96     NM          0.22    1.41   40.74
HFFB  Harrodsburg 1st Fin Bcrp of KY          18.83   96.73   25.67   96.73   18.83         0.40    2.76   51.95
HHFC  Harvest Home Fin. Corp. of OH           19.05  102.30   11.61  102.30   19.05         0.44    3.67   69.84
HAVN  Haven Bancorp of Woodhaven NY           13.88  104.13    5.42  108.95   13.09         0.30    2.16   30.00
HTHR  Hawthorne Fin. Corp. of CA               4.95  102.12    4.06  102.12    4.52         0.00    0.00    0.00
HMLK  Hemlock Fed. Fin. Corp. of IL           16.67   93.55   14.16   93.55   16.86         0.32    2.21   36.78
HBSC  Heritage Bancorp, Inc of SC             23.53   87.39   27.51   87.39   23.53         0.30    1.68   39.47
HFWA  Heritage Financial Corp of WA           26.05  112.55   25.40  123.90     NM          0.18    1.65   42.86
HCBC  High Country Bancorp of CO              19.09   75.98   13.81   75.98   19.09         0.00    0.00    0.00
HBNK  Highland Bancorp of CA                  10.12  164.25   12.92  164.25   11.49         0.50    1.47   14.88
HIFS  Hingham Inst. for Sav. of MA*           11.63  145.91   13.76  145.91   11.80         0.27    1.61   18.75
HBEI  Home Bancorp of Elgin IL(8)               NM    97.99   25.59   97.99     NM          0.40    2.83     NM
HBFW  Home Bancorp of Fort Wayne IN           21.13  145.76   17.38  145.76   21.65         0.32    1.20   25.40
HCFC  Home City Fin. Corp. of OH              13.10  114.97   15.95  114.97   13.22         0.36    2.62   34.29
HOMF  Home Fed Bancorp of Seymour IN          11.76  182.41   16.97  187.16   15.03         0.40    1.68   19.80
HWEN  Home Financial Bancorp of IN            15.48   80.45   14.19   80.45   20.31         0.10    1.54   23.81
HLFC  Home Loan Financial Corp of OH            NM    89.46   34.47   89.46     NM          0.20    1.59   48.78
HPBC  Home Port Bancorp, Inc. of MA*          11.70  163.39   14.24  163.39   10.22         0.80    3.97   46.51
HSTD  Homestead Bancorp, Inc. of LA           22.22   76.92   16.66   76.92   22.22         0.20    2.50   55.56
HFBC  HopFed Bancorp of KY                    24.31  121.02   32.41  121.02   24.31         0.30    1.71   41.67
HZFS  Horizon Fin'l. Services of IA           21.09  146.42   13.82  146.42   17.66         0.18    1.27   26.87
HRZB  Horizon Financial Corp. of WA*          12.50  122.70   18.94  122.70   12.84         0.44    3.14   39.29
HRBT  Hudson River Bancorp Inc of NY          25.15   84.51   22.59   84.51   21.94         0.00    0.00    0.00
ITLA  ITLA Capital Corp of CA*                 8.43  108.93   11.36  109.16    8.43         0.00    0.00    0.00
ICBC  Independence Comm Bnk Cp of NY            NM   108.39   21.75  114.75     NM          0.12    0.88     NM
IFSB  Independence FSB of DC                   2.99   75.62    6.02   82.78    3.77         0.25    2.00    5.98
INBI  Industrial Bancorp of OH                17.76  155.36   24.81  155.36   17.76         0.60    3.16   56.07
IWBK  Interwest Bancorp of WA                 20.59  294.13   19.88  298.76   24.37         0.56    2.11   43.41
IPSW  Ipswich SB of Ipswich MA*               11.93  238.53   13.31  238.53   14.94         0.16    1.23   14.68
JXVL  Jacksonville Bancorp of TX              11.35  101.86   14.72  101.86   11.35         0.50    3.39   38.46


RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                                       Exhibit IV-1 (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of October 30, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------     ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------     --------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------  ------  ------     ------ -------     ------  ------  ------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------

JXSB  Jcksnville SB,MHC of IL (45.6)         10.54    10.54    0.59    5.68    3.65       0.38    3.60       0.68   65.11    0.59
JSBA  Jefferson Svgs Bancorp of MO            9.56     7.67    0.78    8.70    6.08       0.69    7.72       0.74   72.40    0.73
KSBK  KSB Bancorp of Kingfield ME*            7.78     6.77    1.08   13.94   10.23       1.08   13.94        NA      NA     1.15
KFBI  Klamath First Bancorp of OR            13.98    12.81    0.95    6.16    4.93       0.94    6.10       0.05  351.18    0.26
LSBI  LSB Fin. Corp. of Lafayette IN          8.41     8.41    0.85    9.93    6.41       0.73    8.51       1.20   58.59    0.80
LVSB  Lakeview Financial of NJ                9.53     6.39    1.75   16.93   10.49       0.75    7.24        NA      NA     1.54
LARK  Landmark Bancshares, Inc of KS         13.07    13.07    1.06    7.68    7.39       0.90    6.47       0.25  196.35    0.66
LARL  Laurel Capital Group of PA             10.64    10.64    1.42   13.54    7.26       1.46   13.94       0.27  309.56    1.19
LSBX  Lawrence Savings Bank of MA*           12.07    12.07    2.58   24.91   16.63       2.54   24.56       0.27  357.94    1.76
LFED  Leeds Fed Bksr MHC of MD (36.3         16.29    16.29    1.13    6.89    4.49       1.13    6.89       0.83   28.70    0.38
LXMO  Lexington B&L Fin. Corp. of MO         16.06    14.98    0.78    3.83    5.28       0.78    3.83       0.48  130.50    0.95
LIBB  Liberty Bancorp MHC of NJ (47)         13.12    13.12    0.49    3.73    3.32       0.49    3.73       0.35   82.98    0.45
LFCO  Life Financial Corp of CA(8)           12.64    12.64    3.91   26.05     NM        4.08   27.17       2.27   20.25    0.75
LFBI  Little Falls Bancorp of NJ             10.51     9.75    0.57    4.98    4.94       0.57    4.98       0.33  108.65    0.82
LOGN  Logansport Fin. Corp. of IN            18.82    18.82    1.48    7.80    7.16       1.50    7.88       0.26  103.45    0.36
MAFB  MAF Bancorp, Inc. of IL                 7.84     7.00    1.09   14.00    6.82       1.04   13.41       0.53   82.75    0.54
MBLF  MBLA Financial Corp. of MO             13.70    13.70    0.86    6.67    7.46       0.85    6.58       0.45   74.68    0.50
MECH  MECH Financial Inc of CT*               9.71     9.71    0.96    9.69    6.68       0.96    9.63       0.51  259.89    2.05
MFBC  MFB Corp. of Mishawaka IN              11.38    11.38    0.80    6.40    7.04       0.78    6.22        NA      NA     0.18
MSBF  MSB Financial, Inc of MI               16.65    16.65    1.57    9.35    5.97       1.36    8.12       0.79   62.16    0.53
MARN  Marion Capital Holdings of IN          19.42    19.00    1.25    5.96    6.51       1.25    5.96       1.02  105.99    1.25
MRKF  Market Fin. Corp. of OH                29.33    29.33    1.09    3.20    4.18       1.09    3.20       0.39   24.64    0.16
MASB  MassBank Corp. of Reading MA*          11.76    11.61    1.16   10.41    8.30       1.00    8.97       0.16  166.21    0.82
MFLR  Mayflower Co-Op. Bank of MA*            9.24     9.10    1.13   11.81    7.95       0.98   10.25       0.61  134.79    1.54
MDBK  Medford Bancorp, Inc. of MA*            8.94     8.48    1.07   11.88    8.84       1.02   11.27       0.17  360.57    1.18
MWBX  MetroWest Bank of MA*                   7.34     7.34    1.26   17.03    8.14       1.26   17.03        NA      NA     2.28
METF  Metropolitan Fin. Corp. of OH           3.74     3.46    0.70   18.02    9.07       0.61   15.50       1.45   42.45    0.77
MIFC  Mid Iowa Financial Corp. of IA(8)       9.93     9.92    1.02   10.90    5.85       1.01   10.76       0.14  161.58    0.43
MCBN  Mid-Coast Bancorp of ME                 8.02     8.02    0.70    8.30    6.78       0.61    7.21       0.69   79.42    0.70
MWBI  Midwest Bancshares, Inc. of IA          7.15     7.15    0.95   13.51   11.25       0.76   10.81       0.54   54.65    0.49
MFFC  Milton Fed. Fin. Corp. of OH           11.08    11.08    0.69    5.75    4.66       0.55    4.64       0.41   67.74    0.40
MBSP  Mitchell Bancorp, Inc. of NC(8)        39.23    39.23    1.23    3.03    2.98       1.23    3.03       1.54   34.72    0.72
MBBC  Monterey Bay Bancorp of CA             10.77     9.85    0.31    2.74    3.00       0.31    2.74       0.55  112.07    1.08
MONT  Montgomery Fin. Corp. of IN            17.13    17.13    0.91    4.95    5.36       0.91    4.95       0.78   20.37    0.19
MSBK  Mutual SB, FSB of Bay City MI           5.55     5.55   -1.26  -22.42  -24.65      -0.43   -7.63       0.10  312.68    0.55
MYST  Mystic Financial of MA*                18.16    18.16    0.83    4.44    4.55       0.77    4.15       0.08  824.00    0.88
NHTB  NH Thrift Bancshares of NH              8.14     7.11    0.90   11.39    8.12       0.84   10.56       1.00   95.48    1.21
NSLB  NS&L Bancorp, Inc of Neosho MO         18.47    18.35    0.68    3.55    4.44       0.67    3.49       0.19   41.67    0.14
NSSY  NSS Bancorp of CT(8)*                   8.46     8.25    0.79    9.48    4.68       0.69    8.35       0.63  131.72    1.27
NMSB  Newmil Bancorp, Inc. of CT*             9.09     9.09    0.86    9.14    6.50       0.68    7.15       0.75  179.97    2.87
NBCP  Niagara Bancorp of NY MHC(45.4*        19.02    19.02    0.63    5.03    2.36       0.96    7.74       0.29  188.17    1.07
NBSI  North Bancshares of Chicago IL         10.82    10.82    0.38    2.98    3.00       0.34    2.65        NA      NA     0.26
FFFD  North Central Bancshares of IA         14.86    12.87    1.34    8.83    8.54       1.32    8.71       0.19  424.53    1.03
NEIB  Northeast Indiana Bncrp of IN          13.04    13.04    1.19    8.58    7.78       1.19    8.58       0.41  159.71    0.73
NWSB  Northwest Bcrp MHC of PA (30.8          8.50     7.64    0.92   10.14    3.79       0.90    9.91       0.50  123.26    0.82
NWEQ  Northwest Equity Corp. of WI           12.19    12.19    1.22   10.37    8.11       1.13    9.65       1.73   28.33    0.60
NTMG  Nutmeg FS&LA of CT                      6.06     6.06    0.84   14.08    6.69       0.44    7.44       1.30   35.79    0.53
OHSL  OHSL Financial Corp. of OH             10.84    10.84    0.86    7.94    5.67       0.80    7.37        NA      NA      NA
OCFC  Ocean Fin. Corp. of NJ                 13.71    13.64    0.91    6.22    6.41       0.91    6.22       0.41  113.75    0.80
OTFC  Oregon Trail Fin. Corp. of OR          26.49    26.49    1.19    6.01    5.16       1.19    6.01       0.18  206.22    0.57
OFCP  Ottawa Financial Corp. of MI            8.22     6.74    0.89   10.38    6.57       0.79    9.25       0.50   79.48    0.46
PFFB  PFF Bancorp of Pomona CA                8.04     7.96    0.60    6.42    7.35       0.56    5.94        NA      NA     1.32
PSFI  PS Financial of Chicago IL             26.77    26.77    1.00    3.18    4.05       1.73    5.53       0.41   50.85    0.37
PSBI  PSB Bancorp Inc. of PA*                19.81    19.81    0.78    3.93    4.85       0.78    3.93       1.46   16.02    0.46
PVFC  PVF Capital Corp. of OH                 7.20     7.20    1.22   17.04   11.05       1.14   15.93       0.96   64.83    0.72
PBCI  Pamrapo Bancorp, Inc. of NJ            12.47    12.41    1.24    9.69    6.95       1.19    9.34       1.66   35.55    1.03


                                                          Pricing Ratios                       Dividend Data(6)
                                             ----------------------------------------     -------------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                        -------  ------  ------  ------ --------     ------   ------  --------
                                               (X)     (%)     (%)     (%)     (x)          ($)      (%)      (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------

JXSB  Jcksnville SB,MHC of IL (45.6)           27.40  151.92   16.02  151.92     NM          0.30    2.11   57.69
JSBA  Jefferson Svgs Bancorp of MO             16.46  136.23   13.03  169.79   18.54         0.28    1.74   28.57
KSBK  KSB Bancorp of Kingfield ME*              9.77  136.27   10.60  156.63    9.77         0.24    1.85   18.05
KFBI  Klamath First Bancorp of OR              20.28  128.34   17.94  140.06   20.51         0.36    1.97   40.00
LSBI  LSB Fin. Corp. of Lafayette IN           15.61  149.75   12.59  149.75   18.21         0.40    1.36   21.16
LVSB  Lakeview Financial of NJ                  9.54  159.48   15.20  237.79   22.29         0.25    1.35   12.89
LARK  Landmark Bancshares, Inc of KS           13.53  110.49   14.44  110.49   16.08         0.60    2.81   37.97
LARL  Laurel Capital Group of PA               13.77  178.24   18.97  178.24   13.38         0.60    3.16   43.48
LSBX  Lawrence Savings Bank of MA*              6.01  132.67   16.01  132.67    6.10         0.00    0.00    0.00
LFED  Leeds Fed Bksr MHC of MD (36.3           22.27  150.16   24.46  150.16   22.27         0.56    3.93     NM
LXMO  Lexington B&L Fin. Corp. of MO           18.95   77.46   12.44   83.04   18.95         0.30    2.55   48.39
LIBB  Liberty Bancorp MHC of NJ (47)             NM   112.11   14.71  112.11     NM          0.00    0.00    0.00
LFCO  Life Financial Corp of CA(8)              1.90   43.96    5.56   43.96    1.83         0.00    0.00    0.00
LFBI  Little Falls Bancorp of NJ               20.24  103.22   10.85  111.29   20.24         0.24    1.56   31.58
LOGN  Logansport Fin. Corp. of IN              13.97  105.87   19.92  105.87   13.83         0.44    3.09   43.14
MAFB  MAF Bancorp, Inc. of IL                  14.67  196.00   15.37  219.53   15.31         0.28    1.14   16.77
MBLF  MBLA Financial Corp. of MO               13.41   90.69   12.43   90.69   13.59         0.60    2.96   39.74
MECH  MECH Financial Inc of CT*                14.97  138.49   13.45  138.49   15.06         0.60    2.47   37.04
MFBC  MFB Corp. of Mishawaka IN                14.21   92.39   10.51   92.39   14.61         0.34    1.64   23.29
MSBF  MSB Financial, Inc of MI                 16.76  153.27   25.51  153.27   19.30         0.30    1.97   32.97
MARN  Marion Capital Holdings of IN            15.37   95.14   18.47   97.23   15.37         0.88    3.98   61.11
MRKF  Market Fin. Corp. of OH                  23.91   93.38   27.39   93.38   23.91         0.28    2.55   60.87
MASB  MassBank Corp. of Reading MA*            12.05  118.62   13.95  120.18   13.98         1.00    2.74   33.00
MFLR  Mayflower Co-Op. Bank of MA*             12.57  143.15   13.22  145.23   14.48         0.80    3.81   47.90
MDBK  Medford Bancorp, Inc. of MA*             11.31  133.16   11.90  140.27   11.92         0.40    2.58   29.20
MWBX  MetroWest Bank of MA*                    12.28  195.58   14.36  195.58   12.28         0.20    3.02   37.04
METF  Metropolitan Fin. Corp. of OH            11.02  182.71    6.83  197.12   12.81         0.00    0.00    0.00
MIFC  Mid Iowa Financial Corp. of IA(8)        17.09  174.64   17.35  174.87   17.31         0.08    0.59   10.13
MCBN  Mid-Coast Bancorp of ME                  14.75  122.45    9.83  122.45   16.98         0.20    2.22   32.79
MWBI  Midwest Bancshares, Inc. of IA            8.89  112.78    8.06  112.78   11.11         0.36    3.00   26.67
MFFC  Milton Fed. Fin. Corp. of OH             21.46  123.54   13.68  123.54   26.63         0.60    4.17     NM
MBSP  Mitchell Bancorp, Inc. of NC(8)            NM   100.19   39.31  100.19     NM          0.80    5.08     NM
MBBC  Monterey Bay Bancorp of CA                 NM    91.90    9.89  100.46     NM          0.12    1.09   36.36
MONT  Montgomery Fin. Corp. of IN              18.64   90.61   15.52   90.61   18.64         0.22    2.00   37.29
MSBK  Mutual SB, FSB of Bay City MI              NM    97.61    5.42   97.61     NM          0.00    0.00     NM
MYST  Mystic Financial of MA*                  21.98   97.08   17.63   97.08   23.50         0.20    1.47   32.26
NHTB  NH Thrift Bancshares of NH               12.32  134.92   10.98  154.41   13.28         0.60    3.53   43.48
NSLB  NS&L Bancorp, Inc of Neosho MO           22.50   80.02   14.78   80.55   22.88         0.50    3.70     NM
NSSY  NSS Bancorp of CT(8)*                    21.39  201.08   17.01  206.15   24.29         0.52    1.12   23.85
NMSB  Newmil Bancorp, Inc. of CT*              15.38  137.77   12.53  137.77   19.67         0.36    3.00   46.15
NBCP  Niagara Bancorp of NY MHC(45.4*            NM   127.91   24.33  127.91   27.50         0.12    1.09   46.15
NBSI  North Bancshares of Chicago IL             NM   114.29   12.37  114.29     NM          0.40    3.33     NM
FFFD  North Central Bancshares of IA           11.71  105.68   15.70  122.00   11.88         0.32    1.91   22.38
NEIB  Northeast Indiana Bncrp of IN            12.86  112.01   14.61  112.01   12.86         0.40    2.22   28.57
NWSB  Northwest Bcrp MHC of PA (30.8           26.40  255.48   21.73  284.21   27.00         0.16    1.35   35.56
NWEQ  Northwest Equity Corp. of WI             12.33  124.56   15.18  124.56   13.25         0.68    3.83   47.22
NTMG  Nutmeg FS&LA of CT                       14.94  206.02   12.49  206.02   28.26         0.20    1.54   22.99
OHSL  OHSL Financial Corp. of OH               17.63  135.97   14.73  135.97   19.00         0.50    3.42   60.24
OCFC  Ocean Fin. Corp. of NJ                   15.59  101.47   13.91  101.97   15.59         0.48    3.31   51.61
OTFC  Oregon Trail Fin. Corp. of OR            19.39   92.47   24.50   92.47   19.39         0.24    1.79   34.78
OFCP  Ottawa Financial Corp. of MI             15.22  158.73   13.05  193.55   17.07         0.40    1.90   28.99
PFFB  PFF Bancorp of Pomona CA                 13.60   93.75    7.54   94.71   14.69         0.00    0.00    0.00
PSFI  PS Financial of Chicago IL               24.71   92.10   24.66   92.10   14.22         0.52    5.01     NM
PSBI  PSB Bancorp Inc. of PA*                  20.62   81.08   16.07   81.08   20.62         0.00    0.00    0.00
PVFC  PVF Capital Corp. of OH                   9.05  142.33   10.25  142.33    9.68         0.00    0.00    0.00
PBCI  Pamrapo Bancorp, Inc. of NJ              14.39  137.28   17.13  138.00   14.94         1.12    4.72   67.88


RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                                       Exhibit IV-1 (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of October 30, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------     ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------     --------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------  ------  ------     ------ -------     ------  ------  ------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------

PFED  Park Bancorp of Chicago IL             20.33    20.33    0.92    4.28    4.78       0.93    4.34       0.07  390.63    0.67
PVSA  Parkvale Financial Corp of PA           7.67     7.64    1.07   13.88    8.29       1.07   13.88        NA      NA     1.51
PBHC  Pathfinder BC MHC of NY (45.2)*        11.89    10.15    0.74    6.28    4.56       0.63    5.33       1.30   32.05    0.63
PEEK  Peekskill Fin. Corp. of NY             21.57    21.57    0.98    4.06    4.77       1.00    4.12       0.79   43.03    1.41
PFSB  PennFed Fin. Services of NJ             6.68     5.81    0.78   10.97    8.76       0.76   10.70       0.44   40.82    0.25
PWBK  Pennwood Bancorp, Inc. of PA           17.27    17.27    0.59    3.29    3.68       0.65    3.62       1.44   58.95    1.15
PBKB  People's Bancshares of MA*              3.78     3.62    0.73   17.53    8.00       0.28    6.65        NA      NA     0.92
TSBS  Peoples Bancorp Inc of NJ(8)*          39.07    37.90    1.14    5.37    2.27       0.99    4.67        NA      NA      NA
PFDC  Peoples Bancorp of Auburn IN           14.97    14.97    1.45    9.60    6.40       1.45    9.60       0.18  172.98    0.36
PBCT  Peoples Bank, MHC of CT (41.2)*         9.42     8.12    1.22   13.58    6.26       0.63    7.05       0.59  177.88    1.64
PFFC  Peoples Fin. Corp. of OH               17.34    17.34    1.15    6.30    6.45       0.53    2.93       0.15  151.61    0.30
PHBK  Peoples Heritage Fin Grp of ME*         7.41     6.16    0.94   12.97    4.22       1.26   17.41        NA      NA     1.28
PSFC  Peoples Sidney Fin. Corp of OH         18.52    18.52    1.18    4.96    4.21       1.18    4.96       0.91   44.42    0.45
PERM  Permanent Bancorp, Inc. of IN           8.58     7.00    0.59    6.31    5.17       0.56    6.00       0.18  223.89    0.75
PCBC  Perry Co. Fin. Corp. of MO             18.47    18.47    0.98    5.17    5.11       0.97    5.12        NA      NA     0.16
PHFC  Pittsburgh Home Fin Corp of PA          6.93     6.86    0.70    8.10    8.63       0.62    7.21       1.24   33.90    0.75
PFSL  Pocahontas Bancorp of AR               14.44    14.00    0.68    7.04    4.54       0.68    7.04       0.26  159.98    0.88
PTRS  Potters Financial Corp of OH            8.53     8.53    0.76    8.64    7.07       0.68    7.77       0.32  541.52    2.35
PHSB  Ppls Home SB, MHC of PA (45.0)         12.67    12.67    0.80    6.62    4.58       0.73    6.09       0.21  252.66    1.29
PRBC  Prestige Bancorp of PA                  9.67     9.67    0.47    4.49    5.38       0.46    4.36       0.35   79.16    0.41
PFNC  Progress Financial Corp. of PA          6.92     6.18    0.82   14.39    5.43       0.74   12.90        NA      NA     1.19
PROV  Provident Fin. Holdings of CA          10.62    10.62    0.71    5.91    7.03       0.29    2.39        NA      NA     0.88
PULB  Pulaski Bk,SB MHC of MO (29.8)(8)      13.42    13.42    1.11    8.38    4.90       0.91    6.88        NA      NA     0.51
PLSK  Pulaski SB, MHC of NJ (47.0)           11.82    11.82    0.54    4.57    4.37       0.59    4.96       0.63   82.57    0.97
PULS  Pulse Bancorp of S. River NJ(8)         8.44     8.44    1.04   12.60    6.69       1.04   12.60       0.46   78.83    1.33
QCFB  QCF Bancorp of Virginia MN             17.49    17.49    1.72    9.92    7.73       1.67    9.62       0.08     NA     1.92
QCBC  Quaker City Bancorp of CA               8.70     8.70    0.78    8.98    7.60       0.76    8.83       0.83     NA      NA
QCSB  Queens County Bancorp of NY*            9.89     9.89    1.50   13.88    3.72       1.47   13.63       0.44  125.66    0.63
RARB  Raritan Bancorp of Raritan NJ(8)*       7.32     7.24    0.97   12.89    4.76       0.97   12.89       0.44  180.63    1.14
RELY  Reliance Bancorp, Inc. of NY            7.84     5.47    0.86   10.25    8.40       0.90   10.79       0.40   90.40    0.92
RELI  Reliance Bancshares Inc of WI(8)       52.92    52.92    1.28    2.56    2.56       1.22    2.45       0.47   85.79    0.65
RCBK  Richmond County Fin Corp of NY         20.60    20.52    0.55    4.13    1.85       1.55   11.64        NA      NA     1.01
RIVR  River Valley Bancorp of IN             13.63    13.45    0.93    7.10    7.71       0.82    6.23       0.55  158.30    1.03
RVSB  Riverview Bancorp of WA                23.08    22.36    1.69    8.33    5.94       1.60    7.87       0.28  137.60    0.63
RSLN  Roslyn Bancorp, Inc. of NY*            15.43    15.35    1.29    7.43    6.48       1.23    7.10       0.16  412.78    1.89
SCCB  S. Carolina Comm. Bnshrs of SC         19.62    19.62    0.88    3.88    5.19       0.88    3.88       1.87   32.63    0.81
SFED  SFS Bancorp of Schenectady NY(8)       12.30    12.30    0.66    5.30    4.32       0.64    5.13       0.84   56.89    0.60
SGVB  SGV Bancorp of W. Covina CA             7.89     7.80    0.36    4.77    4.85       0.36    4.70       1.12   31.15    0.48
SISB  SIS Bancorp, Inc. of MA(8)*             7.14     7.14    0.73   10.11    4.23       0.91   12.58       0.26  488.24    2.66
SWCB  Sandwich Bancorp of MA(8)*              8.39     8.16    0.97   11.94    4.56       0.92   11.31       0.57  138.76    1.16
SKAN  Skaneateles Bancorp Inc of NY*          6.87     6.71    0.62    8.92    7.85       0.60    8.67       1.74   57.15    1.23
SKBOD Skibo Fin Corp MHC of PA(45.0)         16.79    16.79    0.57    3.37    3.00       0.68    4.03       0.59   64.19    0.80
SOBI  Sobieski Bancorp of S. Bend IN         13.91    13.91    0.62    4.31    4.90       0.60    4.19       0.08  315.79    0.31
SFFS  Sound Bancorp MHC of NY (44.1)         19.05    19.05    1.20    6.29    6.30       1.20    6.29       0.52   72.34    0.77
SSFC  South Street Fin. Corp. of NC*         16.92    16.92    0.45    2.28    2.65       0.45    2.28       0.23   91.68    0.40
SBAN  SouthBanc Shares Inc. of SC            20.75    20.75    0.86    6.72    3.44       0.91    7.16       0.37  153.09    0.99
SCBS  Southern Commun. Bncshrs of AL         17.34    17.34    1.21    7.33    5.77       1.21    7.33       0.19  602.29    1.69
SMBC  Southern Missouri Bncrp of MO          15.47    15.47    0.67    4.11    4.33       0.70    4.29       1.49   55.70    1.08
SVRN  Sovereign Bancorp, Inc. of PA           5.51     4.86    0.57   11.75    4.04       0.70   14.63        NA      NA     1.18
STFR  St. Francis Cap. Corp. of WI            7.46     6.68    0.77    9.82    6.56       0.75    9.53        NA      NA     0.85
SPBC  St. Paul Bancorp, Inc. of IL            9.60     9.56    1.08   11.84    5.93       1.04   11.36        NA      NA     0.88
SFFC  StateFed Financial Corp. of IA         17.91    17.91    1.15    6.51    5.47       1.15    6.51       1.55   14.83    0.30
SFIN  Statewide Fin. Corp. of NJ              9.72     9.70    0.79    8.16    7.81       0.75    7.83       0.47   95.71    0.89
STSA  Sterling Financial Corp. of WA          5.09     2.00    0.36    7.02    5.43       0.53   10.26        NA      NA     1.06
ROSE  T R Financial Corp. of NY*              6.22     6.22    1.01   16.31    6.75       0.86   13.87       0.49   76.54    0.65
THRD  TF Financial Corp. of PA                7.49     6.36    0.70    7.48    7.51       0.56    6.02       0.30   99.71    0.86


                                                         Pricing Ratios                       Dividend Data(6)
                                            ----------------------------------------     -------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------  ------  ------  ------ --------     ------   ------  --------
                                              (X)     (%)     (%)     (%)     (x)          ($)      (%)      (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------

PFED  Park Bancorp of Chicago IL              20.90   88.40   17.98   88.40   20.61         0.00    0.00    0.00
PVSA  Parkvale Financial Corp of PA           12.07  159.45   12.23  160.18   12.07         0.48    2.29   27.59
PBHC  Pathfinder BC MHC of NY (45.2)*         21.94  135.08   16.06  158.23   25.84         0.20    1.72   37.74
PEEK  Peekskill Fin. Corp. of NY              20.97   90.21   19.46   90.21   20.65         0.36    2.64   55.38
PFSB  PennFed Fin. Services of NJ             11.41  122.86    8.21  141.35   11.70         0.16    1.16   13.22
PWBK  Pennwood Bancorp, Inc. of PA            27.20   95.27   16.46   95.27   24.73         0.28    2.57   70.00
PBKB  People's Bancshares of MA*              12.50  211.95    8.02  221.45     NM          0.76    3.66   45.78
TSBS  Peoples Bancorp Inc of NJ(8)*             NM   108.00   42.19  111.32     NM          0.10    0.99   43.48
PFDC  Peoples Bancorp of Auburn IN            15.63  147.38   22.06  147.38   15.63         0.48    2.40   37.50
PBCT  Peoples Bank, MHC of CT (41.2)*         15.98  191.17   18.01  221.68     NM          0.92    3.60   57.50
PFFC  Peoples Fin. Corp. of OH                15.49  101.01   17.52  101.01     NM          0.60    5.45     NM
PHBK  Peoples Heritage Fin Grp of ME*         23.68  218.45   16.18  262.77   17.65         0.44    2.44   57.89
PSFC  Peoples Sidney Fin. Corp of OH          23.74  149.04   27.61  149.04   23.74         0.28    1.71   40.58
PERM  Permanent Bancorp, Inc. of IN           19.35  117.30   10.06  143.71   20.34         0.24    2.00   38.71
PCBC  Perry Co. Fin. Corp. of MO              19.55   98.65   18.22   98.65   19.75         0.50    2.53   49.50
PHFC  Pittsburgh Home Fin Corp of PA          11.59   96.27    6.68   97.30   13.02         0.24    1.90   22.02
PFSL  Pocahontas Bancorp of AR                22.03  100.80   14.56  104.01   22.03         0.24    2.72   60.00
PTRS  Potters Financial Corp of OH            14.14  121.74   10.39  121.74   15.73         0.28    2.00   28.28
PHSB  Ppls Home SB, MHC of PA (45.0)          21.83  132.08   16.74  132.08   23.71         0.28    2.04   44.44
PRBC  Prestige Bancorp of PA                  18.57   81.61    7.90   81.61   19.12         0.20    1.54   28.57
PFNC  Progress Financial Corp. of PA          18.43  176.71   12.23  197.91   20.57         0.16    1.13   20.78
PROV  Provident Fin. Holdings of CA           14.22   82.75    8.79   82.75     NM          0.00    0.00    0.00
PULB  Pulaski Bk,SB MHC of MO (29.8)(8)       20.40  165.64   22.23  165.64   24.85         1.10    5.68     NM
PLSK  Pulaski SB, MHC of NJ (47.0)            22.87  102.09   12.07  102.09   21.08         0.30    2.79   63.83
PULS  Pulse Bancorp of S. River NJ(8)         14.94  180.68   15.24  180.68   14.94         0.80    3.08   45.98
QCFB  QCF Bancorp of Virginia MN              12.94  130.46   22.82  130.46   13.33         0.00    0.00    0.00
QCBC  Quaker City Bancorp of CA               13.16  112.61    9.80  112.61   13.39         0.00    0.00    0.00
QCSB  Queens County Bancorp of NY*            26.86     NM    37.23     NM    27.35         0.80    2.68   72.07
RARB  Raritan Bancorp of Raritan NJ(8)*       21.02  262.81   19.25  265.89   21.02         0.60    1.76   37.04
RELY  Reliance Bancorp, Inc. of NY            11.90  114.11    8.95  163.58   11.30         0.72    2.91   34.62
RELI  Reliance Bancshares Inc of WI(8)          NM   100.43   53.14  100.43     NM          0.00    0.00    0.00
RCBK  Richmond County Fin Corp of NY            NM   117.60   24.23  118.08   19.25         0.24    1.64     NM
RIVR  River Valley Bancorp of IN              12.97   89.32   12.17   90.48   14.77         0.22    1.59   20.56
RVSB  Riverview Bancorp of WA                 16.85  121.06   27.94  124.92   17.84         0.24    1.98   33.33
RSLN  Roslyn Bancorp, Inc. of NY*             15.43  119.29   18.41  119.87   16.16         0.40    2.34   36.04
SCCB  S. Carolina Comm. Bnshrs of SC          19.29   83.18   16.32   83.18   19.29         0.64    4.74     NM
SFED  SFS Bancorp of Schenectady NY(8)        23.16  121.28   14.92  121.28   23.91         0.32    1.45   33.68
SGVB  SGV Bancorp of W. Covina CA             20.63   94.68    7.48   95.87   20.97         0.00    0.00    0.00
SISB  SIS Bancorp, Inc. of MA(8)*             23.66  216.74   15.48  216.74   19.02         0.64    1.61   38.10
SWCB  Sandwich Bancorp of MA(8)*              21.94  246.45   20.68  253.54   23.17         1.40    2.60   57.14
SKAN  Skaneateles Bancorp Inc of NY*          12.73  109.38    7.52  112.03   13.09         0.28    2.02   25.69
SKBOD Skibo Fin Corp MHC of PA(45.0)            NM   112.89   18.96  112.89   27.91         0.30    2.50     NM
SOBI  Sobieski Bancorp of S. Bend IN          20.42   86.10   11.98   86.10   21.01         0.32    2.21   45.07
SFFS  Sound Bancorp MHC of NY (44.1)          15.87   99.80   19.02   99.80   15.87         0.00    0.00    0.00
SSFC  South Street Fin. Corp. of NC*            NM   112.75   19.08  112.75     NM          0.40    4.81     NM
SBAN  SouthBanc Shares Inc. of SC             29.03  101.58   21.08  101.58   27.27         0.48    2.67     NM
SCBS  Southern Commun. Bncshrs of AL          17.33  125.48   21.76  125.48   17.33         0.30    2.31   40.00
SMBC  Southern Missouri Bncrp of MO           23.10  102.34   15.83  102.34   22.17         0.50    3.01   69.44
SVRN  Sovereign Bancorp, Inc. of PA           24.77  207.10   11.41  234.88   19.89         0.08    0.61   15.09
STFR  St. Francis Cap. Corp. of WI            15.25  149.47   11.15  167.06   15.72         0.64    1.57   23.88
SPBC  St. Paul Bancorp, Inc. of IL            16.85  190.55   18.29  191.26   17.57         0.60    2.92   49.18
SFFC  StateFed Financial Corp. of IA          18.28  115.68   20.72  115.68   18.28         0.20    1.68   30.77
SFIN  Statewide Fin. Corp. of NJ              12.81  106.82   10.38  106.97   13.36         0.52    3.35   42.98
STSA  Sterling Financial Corp. of WA          18.40  117.84    6.00  299.45   12.60         0.00    0.00    0.00
ROSE  T R Financial Corp. of NY*              14.82  225.40   14.03  225.40   17.42         0.88    2.69   39.82
THRD  TF Financial Corp. of PA                13.31  114.34    8.57  134.74   16.52         0.48    2.59   34.53


RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                                       Exhibit IV-1 (continued)
                                                Weekly Thrift Market Line - Part Two
                                                    Prices As Of October 30, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------     ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------     --------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------  ------  ------     ------ -------     ------  ------  ------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------

THTL  Thistle Group Holdings of PA           27.80    27.80    1.37    4.91    5.89       1.37    4.91       0.22   98.57    0.76
TSBK  Timberland Bancorp of WA               32.34    32.34    1.79    9.12    5.01       1.69    8.57       3.10   21.28    0.91
TRIC  Tri-County Bancorp of WY               16.45    16.45    1.00    6.40    5.96       1.03    6.57        NA      NA     1.01
TWIN  Twin City Bancorp, Inc. of TN          12.67    12.67    1.02    7.92    6.72       0.82    6.41       0.37   27.12    0.14
USAB  USABancshares, Inc of PA*               9.74     9.68    0.59    6.21    3.59       0.73    7.64       1.08   49.32    0.90
UCBC  Union Community Bancorp of IN          40.02    40.02    1.44    5.52    3.92       1.44    5.52       0.33   99.15    0.40
UCFC  United Community Fin. of OH            32.31    32.31    1.50    4.65    4.14       1.50    4.65       0.51   72.00    0.95
UBMT  United Fin. Corp. of MT                14.74    14.25    1.12    7.57    5.57       1.09    7.40       0.42  156.46    1.02
UTBI  United Tenn. Bancshares of TN          27.03    27.03    1.36    9.53    6.10       1.36    9.53       0.57  148.60    1.27
WHGB  WHG Bancshares of MD                   15.28    15.28    0.58    3.18    4.28       0.58    3.18       0.65   41.31    0.46
WSFS  WSFS Financial Corp. of DE*             6.15     6.13    1.12   19.55    8.11       1.08   18.85       1.17  134.48    3.28
WVFC  WVS Financial Corp. of PA              11.10    11.10    1.20   10.72    6.31       1.30   11.60        NA      NA     1.19
WRNB  Warren Bancorp of Peabody MA*          10.48    10.48    1.72   16.10    8.26       1.72   16.10        NA      NA     1.56
WSBI  Warwick Community Bncrp of NY*         20.99    20.99    0.32    1.46    1.49       1.08    4.93       0.35  106.03    0.71
WFSL  Washington Federal, Inc. of WA         13.90    12.91    1.96   15.10    8.09       1.90   14.69       0.52   81.10    0.57
WAYN  Wayne Svgs Bks MHC of OH (48.2          9.53     9.53    0.71    7.52    4.00       0.64    6.80       0.49   58.18    0.36
WCFB  Wbstr Cty FSB MHC of IA (45.6)         23.41    23.41    1.40    5.95    3.94       1.40    5.95       0.07  534.72    0.69
WBST  Webster Financial Corp. of CT           5.97     5.06    0.68   12.38    5.27       0.76   13.90       0.39  159.51    1.14
WEFC  Wells Fin. Corp. of Wells MN           15.37    15.37    1.19    8.16    8.79       1.11    7.60        NA      NA      NA
WEBK  West Essex MHC of NJ (42.2)            13.43    13.43    0.34    2.51    2.77       0.34    2.51       1.10   54.38    1.60
WCBI  WestCo Bancorp, Inc. of IL(8)          15.66    15.66    1.50    9.68    6.08       1.40    9.09       0.56   50.90    0.36
WSTR  WesterFed Fin. Corp. of MT             10.73     8.75    0.72    6.77    7.12       0.72    6.77       0.52   94.24    0.74
WOFC  Western Ohio Fin. Corp. of OH          14.52    13.58    0.07    0.51    0.53       0.06    0.43       1.29   74.24    1.36
WEHO  Westwood Hmstd Fin Corp of OH          20.59    20.59    0.69    2.80    3.80       1.11    4.50       0.29   82.74    0.26
FFWD  Wood Bancorp of OH                     13.57    13.57    1.43   11.15    6.85       1.16    9.02       0.16  243.12    0.48
YFCB  Yonkers Fin. Corp. of NY               10.30    10.30    0.89    6.80    7.68       0.80    6.18       0.15  208.94    0.61
YFED  York Financial Corp. of PA              8.89     8.89    0.84    9.60    5.60       0.66    7.54       2.25   31.83    0.90


                                                         Pricing Ratios                       Dividend Data(6)
                                            ----------------------------------------     -------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------  ------  ------  ------ --------     ------   ------  --------
                                              (X)     (%)     (%)     (%)     (x)          ($)      (%)      (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------

THTL  Thistle Group Holdings of PA            16.98   83.41   23.19   83.41   16.98         0.20    2.22   37.74
TSBK  Timberland Bancorp of WA                19.97  103.96   33.63  103.96   21.24         0.24    1.79   35.82
TRIC  Tri-County Bancorp of WY                16.78  104.51   17.19  104.51   16.35         0.44    3.45   57.89
TWIN  Twin City Bancorp, Inc. of TN           14.89  117.36   14.87  117.36   18.40         0.40    3.02   44.94
USAB  USABancshares, Inc of PA*               27.88  110.69   10.78  111.37   22.66         0.00    0.00    0.00
UCBC  Union Community Bancorp of IN           25.53   84.39   33.77   84.39   25.53         0.38    3.17     NM
UCFC  United Community Fin. of OH             24.14  112.27   36.28  112.27   24.14         0.00    0.00    0.00
UBMT  United Fin. Corp. of MT                 17.96  136.01   20.05  140.74   18.37         1.00    4.12   74.07
UTBI  United Tenn. Bancshares of TN           16.38   84.09   22.73   84.09   16.38         0.00    0.00    0.00
WHGB  WHG Bancshares of MD                    23.37   74.04   11.31   74.04   23.37         0.32    2.98   69.57
WSFS  WSFS Financial Corp. of DE*             12.32  219.62   13.51  220.46   12.78         0.12    0.70    8.63
WVFC  WVS Financial Corp. of PA               15.86  168.64   18.72  168.64   14.65         0.60    3.90   61.86
WRNB  Warren Bancorp of Peabody MA*           12.11  193.41   20.27  193.41   12.11         0.36    3.72   45.00
WSBI  Warwick Community Bncrp of NY*            NM    97.78   20.52   97.78   19.92         0.16    1.25     NM
WFSL  Washington Federal, Inc. of WA          12.36  177.70   24.70  191.33   12.71         0.92    3.45   42.59
WAYN  Wayne Svgs Bks MHC of OH (48.2          25.00  183.60   17.49  183.60   27.65         0.62    3.40     NM
WCFB  Wbstr Cty FSB MHC of IA (45.6)          25.40  148.84   34.84  148.84   25.40         0.80    5.00     NM
WBST  Webster Financial Corp. of CT           18.99  170.87   10.19  201.55   16.91         0.44    1.78   33.85
WEFC  Wells Fin. Corp. of Wells MN            11.38   94.02   14.45   94.02   12.22         0.60    3.64   41.38
WEBK  West Essex MHC of NJ (42.2)               NM    90.61   12.17   90.61     NM          0.00    0.00    0.00
WCBI  WestCo Bancorp, Inc. of IL(8)           16.45  154.60   24.22  154.60   17.53         0.68    2.11   34.69
WSTR  WesterFed Fin. Corp. of MT              14.04   92.97    9.98  114.06   14.04         0.54    2.96   41.54
WOFC  Western Ohio Fin. Corp. of OH             NM   100.27   14.55  107.20     NM          1.00    4.42     NM
WEHO  Westwood Hmstd Fin Corp of OH           26.32   93.63   19.28   93.63   16.39         0.40    4.00     NM
FFWD  Wood Bancorp of OH                      14.61  153.85   20.88  153.85   18.06         0.36    2.77   40.45
YFCB  Yonkers Fin. Corp. of NY                13.02   93.54    9.63   93.54   14.33         0.32    2.26   29.36
YFED  York Financial Corp. of PA              17.86  164.20   14.59  164.20   22.73         0.52    2.60   46.43


                                    EXHIBIT 2


                            Pro Forma Analysis Sheet
                             Fully Converted Basis

                                    EXHIBIT 2
                            PRO FORMA ANALYSIS SHEET
                                Willow Grove Bank
                          Prices as of October 30, 1998


                                                                         Peer Group          Pennsylvania           SAIF-Insured
                                                                     -----------------     ------------------    -----------------
Price Multiple                          Symbol        Subject(1)      Mean      Median      Mean      Median       Mean     Median
--------------                          ------        -----------     ----      ------      ----      ------       ----     ------
Price-earnings ratio                      P/E            12.34x      19.02x    18.81x       16.00x     15.68x     17.45x    16.67x

Price-book ratio              =           P/B            57.67%      83.66%    84.31%      140.21%    119.47%    126.24%   114.33%

Price-assets ratio            =           P/A             9.49%      18.75%    17.42%       13.38%     12.23%     16.02%    14.91%

Valuation Parameters
--------------------

Pre-Conversion Earnings (Y)               $2,616,000        ESOP Stock Purchases (E)         8.00% (5)
Pre-Conversion Book Value (B)            $37,125,000        Cost of ESOP Borrowings (S)      0.00% (4)
Pre-Conv. Tang. Book Value (B)           $34,868,000        ESOP Amortization (T)           10.00 years
Pre-Conversion Assets (A)               $398,723,000        RRP Amount (M)                   4.00%
Reinvestment Rate (2)(R)                       3.28%        RRP Vesting (N)                  5.00 years (5)
Est. Conversion Expenses (3)(X)                3.00%        Foundation (F)                   4.00%
Tax rate (TAX)                                39.00%        Tax Benefit (Z)               537,200
Tax rate on Foundation Contribution           34.00%        Percentage Sold (PCT)          100.00%


Calculation of Pro Forma Value After Conversion
-----------------------------------------------
1. V=             P/E * (Y)                                       V= $41,080,001
     -----------------------------------------------------------
     1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

2. V=       P/B * (B+Z)                                           V= $41,080,002
     ---------------------------
     1 - P/B * PCT * (1-X-E-M-F)

3. V=       P/A * (A+Z)                                           V= $41,080,000
     ---------------------------
     1 - P/A * PCT * (1-X-E-M-F)

                                                                             Shares                            Aggregate
                              Shares Sold to    Price Per   Gross Offering   Issued To     Total Shares      Market Value
Conclusion                         Public         Share        Proceeds      Foundation       Issued        of Stock Issued
-----------                   --------------    ---------   --------------   ----------    ------------     ---------------
Minimum                          3,357,500        10.00      $33,575,000       134,300       3,491,800        34,918,000
Midpoint                         3,950,000        10.00       39,500,000       158,000       4,108,000        41,080,000
Maximum                          4,542,500        10.00       45,425,000       181,700       4,724,200        47,242,000
Supermaximum                     5,223,875        10.00       52,238,750       208,955       5,432,830        54,328,300

---------------------------------------------------------------------
(1) Pricing ratios shown reflect the midpoint value.
(2) Net return reflects a reinvestment rate of 5.37 percent, and a tax rate of
    39.00 percent.
(3) Offering expenses shown at estimated midpoint value.
(4) No cost is applicable since holding company will fund the ESOP loan.
(5) ESOP and MRP amortize over 10 years and 5 years, respectively; amortization expenses tax effected at 39.00 percent.

                                   EXHIBIT 3

                    Pro Forma Effect of Conversion Proceeds
                             Fully Converted Basis

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                                 At the Minimum




1.     Offering Proceeds                                                                                               $33,575,000
       Less: Estimated Offering Expenses                                                                                 1,007,250
                                                                                                                       -----------
       Net Conversion Proceeds                                                                                         $32,567,750


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                         $32,567,750
       Less: Cash Contribution to Foundation                                                                                     0
       Less: Non-Cash Stock Purchases (1)                                                                                4,029,000
                                                                                                                       -----------
       Net Proceeds Reinvested                                                                                         $28,538,750
       Estimated net incremental rate of return                                                                              3.28%
                                                                                                                       -----------
       Earnings Increase                                                                                               $   934,844
           Less: Estimated cost of ESOP borrowings (2)                                                                           0
           Less: Amortization of ESOP borrowings (3)                                                                       163,846
           Less: Recognition Plan Vesting (4)                                                                              163,846
                                                                                                                       -----------
       Net Earnings Increase                                                                                           $   607,152

                                                                                                          Net
                                                                                  Before                Earnings            After
3.     Pro Forma Earnings                                                       Conversion              Increase         Conversion
                                                                                ----------              --------         ----------
       12 Months ended September 30, 1998 (reported)                            $2,616,000              $607,152         $3,223,152
       12 Months ended September 30, 1998 (core)                                $2,997,000              $607,152         $3,604,152
                                                           Before                Net Cash           Tax Benefit (5)         After
4.     Pro Forma Net Worth                               Conversion              Proceeds           Of Contribution      Conversion
                                                         ----------              --------           ---------------      ----------
       September 30, 1998                                $37,125,000            $28,538,750             $456,620         $66,120,370
       September 30, 1998 (Tangible)                     $34,868,000            $28,538,750             $456,620         $63,863,370
                                                           Before                Net Cash           Tax Benefit (5)         After
5.     Pro Forma Assets                                  Conversion              Proceeds           Of Contribution      Conversion
                                                         ----------              --------           ---------------      ----------
       September 30, 1998                               $398,723,000            $28,538,750             $456,620        $427,718,370


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                                 At the Midpoint





1.     Offering Proceeds                                                                                               $39,500,000
       Less: Estimated Offering Expenses                                                                                 1,185,000
                                                                                                                       -----------
       Net Conversion Proceeds                                                                                         $38,315,000

2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                         $38,315,000
       Less: Cash Contribution to Foundation                                                                                     0
       Less: Non-Cash Stock Purchases (1)                                                                                4,740,000
                                                                                                                       -----------
       Net Proceeds Reinvested                                                                                         $33,575,000
       Estimated net incremental rate of return                                                                              3.28%
                                                                                                                       -----------
       Earnings Increase                                                                                               $ 1,099,816
           Less: Estimated cost of ESOP borrowings (2)                                                                           0
           Less: Amortization of ESOP borrowings (3)                                                                       192,760
           Less: Recognition Plan Vesting (4)                                                                              192,760
                                                                                                                       -----------
       Net Earnings Increase                                                                                           $   714,296

                                                                                                         Net
                                                                                  Before               Earnings             After
3.     Pro Forma Earnings                                                       Conversion             Increase          Conversion
                                                                                ----------             --------          ----------
       12 Months ended September 30, 1998 (reported)                            $2,616,000             $714,296          $3,330,296
       12 Months ended September 30, 1998 (core)                                $2,997,000             $714,296          $3,711,296
                                                              Before             Net Cash            Tax Benefit (5)        After
4.     Pro Forma Net Worth                                  Conversion           Proceeds            Of Contribution     Conversion
                                                            ----------           --------            ---------------     ----------
       September 30, 1998                                    $37,125,000        $33,575,000            $537,200         $71,237,200
       September 30, 1998 (Tangible)                         $34,868,000        $33,575,000            $537,200         $68,980,200
                                                              Before             Net Cash            Tax Benefit (5)        After
5.     Pro Forma Assets                                     Conversion           Proceeds            Of Contribution     Conversion
                                                            ----------           --------            ---------------     ----------
       September 30, 1998                                   $398,723,000        $33,575,000            $537,200        $432,835,200


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                                 At the Maximum


1.     Offering Proceeds                                                                                               $45,425,000
       Less: Estimated Offering Expenses                                                                                 1,362,750
                                                                                                                       -----------
       Net Conversion Proceeds                                                                                         $44,062,250


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                         $44,062,250
       Less: Cash Contribution to Foundation                                                                                     0
       Less: Non-Cash Stock Purchases (1)                                                                                5,451,000
                                                                                                                       -----------
       Net Proceeds Reinvested                                                                                         $38,611,250
       Estimated net incremental rate of return                                                                              3.28%
                                                                                                                       -----------
       Earnings Increase                                                                                               $ 1,264,789
           Less: Estimated cost of ESOP borrowings (2)                                                                           0
           Less: Amortization of ESOP borrowings (3)                                                                       221,674
           Less: Recognition Plan Vesting (4)                                                                              221,674
                                                                                                                       -----------
       Net Earnings Increase                                                                                           $   821,441

                                                                                                         Net
                                                                                   Before              Earnings             After
3.     Pro Forma Earnings                                                        Conversion            Increase          Conversion
                                                                                 ----------            --------          ----------
       12 Months ended September 30, 1998 (reported)                             $2,616,000            $821,441          $3,437,441
       12 Months ended September 30, 1998 (core)                                 $2,997,000            $821,441          $3,818,441
                                                              Before              Net Cash           Tax Benefit (5)       After
4.     Pro Forma Net Worth                                  Conversion            Proceeds           Of Contribution     Conversion
                                                            ----------            --------           ---------------     ----------
       September 30, 1998                                    $37,125,000         $38,611,250            $617,780         $76,354,030
       September 30, 1998 (Tangible)                         $34,868,000         $38,611,250            $617,780         $74,097,030
                                                              Before              Net Cash           Tax Benefit (5)       After
5.     Pro Forma Assets                                     Conversion            Proceeds           Of Contribution     Conversion
                                                            ----------            --------           ---------------     ----------
       September 30, 1998                                   $398,723,000          $38,611,250            $617,780       $437,952,030



(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                            At the Supermaximum Value




1.     Offering Proceeds                                                                                                 $52,238,750
       Less: Estimated Offering Expenses                                                                                   1,567,163
                                                                                                                         -----------
       Net Conversion Proceeds                                                                                           $50,671,588


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                           $50,671,588
       Less: Cash Contribution to Foundation                                                                                       0
       Less: Non-Cash Stock Purchases (1)                                                                                  6,268,650
                                                                                                                         -----------
       Net Proceeds Reinvested                                                                                           $44,402,938
       Estimated net incremental rate of return                                                                                3.28%
                                                                                                                         -----------
       Earnings Increase                                                                                                 $ 1,454,507
           Less: Estimated cost of ESOP borrowings (2)                                                                             0
           Less: Amortization of ESOP borrowings (3)                                                                         254,925
           Less: Recognition Plan Vesting (4)                                                                                254,925
                                                                                                                         -----------
       Net Earnings Increase                                                                                             $   944,657


                                                                                                        Net
                                                                                    Before            Earnings             After
3.     Pro Forma Earnings                                                         Conversion          Increase          Conversion
                                                                                  ----------          --------          ----------
       12 Months ended September 30, 1998 (reported)                             $2,616,000          $944,657          $3,560,657
       12 Months ended September 30, 1998 (core)                                 $2,997,000          $944,657          $3,941,657
                                                               Before             Net Cash        Tax Benefit (5)         After
4.     Pro Forma Net Worth                                   Conversion           Proceeds        Of Contribution       Conversion
                                                             ----------           --------        ---------------       ----------
       September 30, 1998                                    $37,125,000         $44,402,938          $710,447         $82,238,385
       September 30, 1998 (Tangible)                         $34,868,000         $44,402,938          $710,447         $79,981,385
                                                               Before             Net Cash        Tax Benefit (5)         After
5.     Pro Forma Assets                                      Conversion           Proceeds        Of Contribution      Conversion
                                                             ----------           --------        ---------------      ----------
       September 30, 1998                                   $398,723,000         $44,402,938          $710,447        $443,836,385


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                   EXHIBIT 4


                            Pro Forma Analysis Sheet
                            Minority Stock Offering

                                    EXHIBIT 4
                            PRO FORMA ANALYSIS SHEET
                                Willow Grove Bank
                          Prices as of October 30, 1998


                                                                    Peer Group               Pennsylvania           SAIF-Insured
                                                               -------------------        -----------------      -------------------
Price Multiple                      Symbol     Subject (1)       Mean       Median        Mean       Median        Mean        Mean
--------------                      ------     -----------       ----       ------        ----       ------        ----        ----
Price-earnings ratio                 P/E         13.77x         23.18x      22.87x        16.00x     15.68x       17.45x      16.67x

Price-book ratio            =        P/B         77.50%        151.16%     144.86%       140.21%    119.47%      126.24%     114.33%

Price-assets ratio          =        P/A          9.72%         20.29%      17.75%        13.38%     12.23%       16.02%      14.91%

Valuation Parameters
--------------------

Pre-Conversion Earnings (Y)               $2,616,000              ESOP Stock Purchases (E)                 8.00% (5)
Pre-Conversion Book Value (B)            $37,125,000              Cost of ESOP Borrowings (S)              0.00% (4)
Pre-Conv. Tang. Book Value (B)           $34,868,000              ESOP Amortization (T)                   10.00 years
Pre-Conversion Assets (A)               $398,723,000              RRP Amount (M)                           4.00%
Reinvestment Rate (2)(R)                       3.28%              RRP Vesting (N)                          5.00 years (5)
Est. Conversion Expenses (3)(X)                5.11%              Foundation (F)                           4.00%
Tax rate (TAX)                                39.00%              Tax Benefit (Z)                         92,820
Tax rate on Foundation Contribution           34.00%              Percentage Sold (PCT)                   44.30%

Calculation of Pro Forma Value After Conversion
-----------------------------------------------

1.    V=           P/E * (Y)                                           V=       $40,100,052
          ---------------------------------------
           1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

2.    V=           P/B * (B+Z)                                         V=       $39,713,502
          --------------------------
           1 - P/B * PCT * (1-X-E-M-F)

3.    V=          P/A * (A+Z)                                          V=       $40,154,096
          --------------------------
           1 - P/A * PCT * (1-X-E-M-F)

                                                                                       Shares                         Aggregate
                 Shares Issued    Shares Sold to    Price Per     Gross Offering      Issued To     Total Shares     Market Value
Conclusion           To MHC          Public           Share          Proceeds        Foundation       Issued        of Stock Issued
-----------          ------          ------           -----          --------        ----------       ------        ---------------
Minimum              1,870,000|      1,487,500        10.00      $14,875,000           59,500        1,547,000        15,470,000
Midpoint             2,200,000|      1,750,000        10.00       17,500,000           70,000        1,820,000        18,200,000
Maximum              2,530,000|      2,012,500        10.00       20,125,000           80,500        2,093,000        20,930,000
Supermaximum         2,909,500|      2,314,375        10.00       23,143,750           92,575        2,406,950        24,069,500

----------
(1)  Pricing ratios shown reflect the midpoint value.
(2)  Net return reflects a reinvestment rate of 5.37 percent, and a tax rate of
     39.00 percent.
(3)  Offering expenses shown at estimated midpoint value.
(4)  No cost is applicable since holding company will fund the ESOP loan.
(5) ESOP and MRP amortize over 10 years and 5 years, respectively; amortization expenses tax effected at 39.00 percent.

                                   EXHIBIT 5

                               Pro Forma Effects
                            Minority Stock Offering

                                    Exhibit 5
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                                 At the Minimum


1.     Offering Proceeds                                                                                                $14,875,000
       Less: Estimated Offering Expenses                                                                                    863,563
                                                                                                                        -----------
       Net Conversion Proceeds                                                                                          $14,011,437


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $14,011,437
       Less: Cash Contribution to Foundation                                                                                      0
       Less: Non-Cash Stock Purchases (1)                                                                                 1,785,000
                                                                                                                        -----------
       Net Proceeds Reinvested                                                                                          $12,226,437
       Estimated net incremental rate of return                                                                                3.28%
                                                                                                                        -----------
       Earnings Increase                                                                                                $   400,501
           Less: Estimated cost of ESOP borrowings (2)                                                                            0
           Less: Amortization of ESOP borrowings (3)                                                                         72,590
           Less: Recognition Plan Vesting (4)                                                                                72,590
                                                                                                                        -----------
       Net Earnings Increase                                                                                            $   255,321

                                                                                                 Net
                                                                       Before                  Earnings             After
3.     Pro Forma Earnings                                            Conversion                Increase          Conversion
                                                                     ----------                --------          ----------
       12 Months ended September 30, 1998 (reported)                 $2,616,000                $255,321          $2,871,321
       12 Months ended September 30, 1998 (core)                     $2,997,000                $255,321          $3,252,321


                                                         Before             Net Cash             Tax Benefit (5)        After
4.     Pro Forma Net Worth                             Conversion           Proceeds             Of Contribution      Conversion
                                                       ----------           --------             ---------------      ----------
       September 30, 1998                             $37,125,000          $12,226,437                $202,300         $49,553,737
       September 30, 1998 (Tangible)                  $34,868,000          $12,226,437                $202,300         $47,296,737


                                                         Before             Net Cash             Tax Benefit (5)        After
5.     Pro Forma Assets                                Conversion           Proceeds             Of Contribution      Conversion
                                                       ----------           --------             ---------------      ----------
       September 30, 1998                             $398,723,000         $12,226,437                $202,300        $411,151,737



(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 5
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                                 At the Midpoint


1.     Offering Proceeds                                                                                                $17,500,000
       Less: Estimated Offering Expenses                                                                                    893,750
                                                                                                                        -----------
       Net Conversion Proceeds                                                                                          $16,606,250


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $16,606,250
       Less: Cash Contribution to Foundation                                                                                      0
       Less: Non-Cash Stock Purchases (1)                                                                                 2,100,000
                                                                                                                        -----------
       Net Proceeds Reinvested                                                                                          $14,506,250
       Estimated net incremental rate of return                                                                                3.28%
                                                                                                                        -----------
       Earnings Increase                                                                                                $   475,181
           Less: Estimated cost of ESOP borrowings (2)                                                                            0
           Less: Amortization of ESOP borrowings (3)                                                                         85,400
           Less: Recognition Plan Vesting (4)                                                                                85,400
                                                                                                                        -----------
       Net Earnings Increase                                                                                            $   304,381



                                                                                                 Net
                                                                       Before                  Earnings             After
3.     Pro Forma Earnings                                            Conversion                Increase          Conversion
                                                                     ----------                --------          ----------
       12 Months ended September 30, 1998 (reported)                 $2,616,000                $304,381          $2,920,381
       12 Months ended September 30, 1998 (core)                     $2,997,000                $304,381          $3,301,381


                                                        Before             Net Cash             Tax Benefit (5)          After
4.     Pro Forma Net Worth                            Conversion           Proceeds             Of Contribution       Conversion
                                                      ----------           --------             ---------------       ----------
       September 30, 1998                             $37,125,000          $14,506,250                $238,000         $51,869,250
       September 30, 1998 (Tangible)                  $34,868,000          $14,506,250                $238,000         $49,612,250


                                                        Before             Net Cash             Tax Benefit (5)          After
5.     Pro Forma Assets                               Conversion           Proceeds             Of Contribution       Conversion
                                                      ----------           --------             ---------------       ----------

       September 30, 1998                             $398,723,000         $14,506,250                $238,000        $413,467,250



(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 5
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                                 At the Maximum


1.     Offering Proceeds                                                                                                $20,125,000
       Less: Estimated Offering Expenses                                                                                    923,938
                                                                                                                        -----------
       Net Conversion Proceeds                                                                                          $19,201,062


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $19,201,062
       Less: Cash Contribution to Foundation                                                                                      0
       Less: Non-Cash Stock Purchases (1)                                                                                 2,415,000
                                                                                                                        -----------
       Net Proceeds Reinvested                                                                                          $16,786,062
       Estimated net incremental rate of return                                                                                3.28%
                                                                                                                        -----------
       Earnings Increase                                                                                                $   549,861
           Less: Estimated cost of ESOP borrowings (2)                                                                            0
           Less: Amortization of ESOP borrowings (3)                                                                         98,210
           Less: Recognition Plan Vesting (4)                                                                                98,210
                                                                                                                        -----------
       Net Earnings Increase                                                                                            $   353,441


                                                                                                 Net
                                                                       Before                  Earnings             After
3.     Pro Forma Earnings                                            Conversion                Increase          Conversion
                                                                     ----------                --------          ----------
       12 Months ended September 30, 1998 (reported)                 $2,616,000                $353,441          $2,969,441
       12 Months ended September 30, 1998 (core)                     $2,997,000                $353,441          $3,350,441


                                                           Before             Net Cash             Tax Benefit(5)         After
4.     Pro Forma Net Worth                               Conversion           Proceeds             Of Contribution     Conversion
                                                         ----------           --------             ---------------     ----------
       September 30, 1998                                $37,125,000         $16,786,062                $273,700        $54,184,762
       September 30, 1998 (Tangible)                     $34,868,000         $16,786,062                $273,700        $51,927,762


                                                           Before             Net Cash             Tax Benefit (5)        After
5.     Pro Forma Assets                                  Conversion           Proceeds             Of Contribution     Conversion
                                                         ----------           --------             ---------------     ----------
       September 30, 1998                                $398,723,000        $16,786,062                $273,700       $415,782,762



(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 5
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                            At the Supermaximum Value


1.     Offering Proceeds                                                                                                $23,143,750
       Less: Estimated Offering Expenses                                                                                    958,653
                                                                                                                        -----------
       Net Conversion Proceeds                                                                                          $22,185,097


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $22,185,097
       Less: Cash Contribution to Foundation                                                                                      0
       Less: Non-Cash Stock Purchases (1)                                                                                 2,777,250
                                                                                                                        -----------
       Net Proceeds Reinvested                                                                                          $19,407,847
       Estimated net incremental rate of return                                                                                3.28%
                                                                                                                        ------------
       Earnings Increase                                                                                                $   635,743
           Less: Estimated cost of ESOP borrowings (2)                                                                            0
           Less: Amortization of ESOP borrowings (3)                                                                        112,942
           Less: Recognition Plan Vesting (4)                                                                               112,942
                                                                                                                        -----------
       Net Earnings Increase                                                                                            $   409,860

                                                                                                  Net
                                                                       Before                  Earnings             After
3.     Pro Forma Earnings                                            Conversion                Increase          Conversion
                                                                     ----------                --------          ----------
       12 Months ended September 30, 1998 (reported)                 $2,616,000                $409,860          $3,025,860
       12 Months ended September 30, 1998 (core)                     $2,997,000                $409,860          $3,406,860


                                                    Before               Net Cash             Tax Benefit (5)          After
4.     Pro Forma Net Worth                        Conversion             Proceeds              Of Contribution      Conversion
                                                  ----------             --------             ----------------      ----------
       September 30, 1998                          $37,125,000          $19,407,847                $314,755          $56,847,602
       September 30, 1998 (Tangible)               $34,868,000          $19,407,847                $314,755          $54,590,602


                                                    Before               Net Cash             Tax Benefit (5)          After
5.     Pro Forma Assets                           Conversion             Proceeds              Of Contribution      Conversion
                                                  ----------             --------             ----------------      ----------
       September 30, 1998                         $398,723,000          $19,407,847                $314,755         $418,445,602


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    EXHIBIT 6

                         Firm Qualifications Statement

RP FINANCIAL, LC.
----------------

Financial Services Industry Consultants             FIRM QUALIFICATION STATEMENT



RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide, particularly federally-insured financial institutions. RP Financial establishes long-term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, and careful structuring of strategic plans and transactions. RP Financial's staff draws from backgrounds in consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.

STRATEGIC AND CAPITAL PLANNING

RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. Through a program known as SAFE (Strategic Alternatives Financial Evaluations), RP Financial analyzes strategic options to enhance shareholder value or other established objectives. Our planning services involve conducting situation analyses; establishing mission statements, strategic goals and objectives; and identifying strategies for enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Strategy development typically includes the following areas: capital formation and management, asset/liability targets, profitability, return on equity and market value of stock. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies and assessing the feasibility/compatibility of such strategies with regulations and/or other guidelines.

MERGER AND ACQUISITION SERVICES

RP Financial's merger and acquisition (M&A) services include targeting candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post-acquisition strategies. Through our financial simulations, comprehensive in-house data bases, valuation expertise and regulatory knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.

VALUATION SERVICES

RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, mutual-to-stock conversions, ESOPs, subsidiary companies, mark-to-market transactions, loan and servicing portfolios, non-traded securities, core deposits, FAS 107 (fair market value disclosure), FAS 122 (loan servicing rights) and FAS 123 (stock options). Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.

OTHER CONSULTING SERVICES AND DATA BASES

RP Financial offers a variety of other services including branching strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources for commercial banks and savings institutions and proprietary valuation and financial simulation models.

YEAR 2000 SERVICES

RP Financial, through a relationship with a computer research and development company with a proprietary methodology, offers Year 2000 advisory and conversion services to financial institutions which are more cost effective and less disruptive than most other providers of such service.

RP Financial's Key Personnel (Years of Relevant Experience)
    Ronald S. Riggins, Managing Director (18)
    William E. Pommerening, Managing Director (14)
    Gregory E. Dunn, Senior Vice President (16)
    James P. Hennessey, Senior Vice President (13)
    James J. Oren, Senior Vice President (11)

--------------------------------------------------------------------------------

Washington Headquarters
Rosslyn Center
1700 North Moore Street, Suite 2210                    Telephone: (703) 528-1700
Arlington, VA 22209                                      Fax No.: (703) 528-1788